[LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

                                   Mellon Institutional Group of Equity Funds
Prospectus                         (formerly the Standish Group of Equity Funds)
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January 29, 2003                   The Boston Company Large Cap Core Fund
Revised July 8, 2003
                                   The Boston Company Small Cap Value Fund

                                   The Boston Company Small Cap Growth Fund
                                   (Institutional Class Shares)

                                   The Boston Company Small Capitalization
                                   Equity Fund

                                   The Boston Company Small Cap Tax-Sensitive
                                   Equity Fund

                                   The Boston Company International Core
                                   Equity Fund

                                   The Boston Company International
                                   Small Cap Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
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      Risk/Return Summary .................................................    3
        Who may want to invest ............................................    3
        Mutual fund risks .................................................    3
        Large Cap Core Fund and Small Cap Value Fund ......................    4
        Small Cap Growth Fund and Small Capitalization Equity Fund ........    6
        Small Cap Tax-Sensitive Equity Fund ...............................    8
        International Core Equity Fund and International Small Cap Fund ...   10

      The Funds' Investments and Related Risks ............................   12

      The Investment Adviser ..............................................   14
        About The Boston Company Asset Management, LLC ....................   14
        Fund managers .....................................................   15
        Advisory services and fees ........................................   15

      Investment and Account Information ..................................   16
        How to purchase shares ............................................   16
        How to exchange shares ............................................   17
        How to redeem shares ..............................................   17
        Redemption fee ....................................................   18
        Transaction and account policies ..................................   19
        Valuation of shares ...............................................   19
        Dividends and distributions .......................................   19

      Fund Details ........................................................   20
        Taxes .............................................................   20
        Master/feeder structure ...........................................   20
        The funds' service providers ......................................   20

      Financial Highlights ................................................   21

      For More Information ................................................   28


Group of Equity Funds                  2

Risk/Return Summary
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Each of The Boston Company equity funds seeks long-term growth of capital. The Boston Company Asset Management, LLC ("TBCAM") serves as each fund's investment adviser. TBCAM also manages the Small Cap Tax-Sensitive Equity Fund using tax-sensitive strategies that are designed to reduce the impact of federal and state income tax on after tax returns actually achieved by investors in the fund.

TBCAM manages more than $24 billion of assets for a broad range of clients in the U.S. and abroad.

Who may want to invest

The Boston Company equity funds may be appropriate for investors:

o  Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o Comfortable with the risks of the stock market and, in the case of International Core Equity Fund and International Small Cap Fund, the risks of investing primarily in foreign stock and currency markets.

The Small Cap Tax-Sensitive Equity Fund may be appropriate for investors:

o  In the upper federal income tax brackets.

o  Looking to invest over the long term and willing to ride out market swings.

o  Looking to allocate a portion of their assets to stocks.

o  Comfortable with the risks of the stock market.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                       3                   Group of Equity Funds

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                                       Large Cap Core Fund                        Small Cap Value Fund
                                  (formerly Select Value Fund)
    Investment objective    Long-term growth of capital.                Long-term growth of capital.
                            ------------------------------------------------------------------------------------

     Key investments and    The fund invests all of its investable           The fund invests all of its investable
              strategies    assets in a TBCAM advised master portfolio       assets in a TBCAM advised master
                            which invests, under normal circumstances,       portfolio which invests, under normal
                            at least 80% of net assets in equity             circumstances, at least 80% of net
                            securities of large cap companies that           assets in equity securities of small cap
                            appear to be undervalued relative to             U.S. companies. Except where indicated,
                            underlying business fundamentals.                this prospectus uses the term "fund" to
                            Except where indicated, this prospectus          mean the fund and its master portfolio
                            uses the term "fund" to mean the fund            taken together. The fund focuses on
                            and its master portfolio taken together.         companies with total market
                            The fund focuses on companies with total         capitalizations equal to or less than
                            market capitalizations which are greater than    the average total market capitalization
                            the average total market capitalization of       of the largest company included in the
                            companies in the bottom 5% of the S&P 500        Russell 2000 Index measured at the end
                            Index measured at the end of each of the         of each of the previous twelve months.
                            previous twelve months. This would               This would correspond to companies with
                            correspond to companies with a total market      total market capitalizations of less
                            capitalization of greater than $4.8 billion      than $2.43 billion as of January 1,
                            as of June 1, 2003.                              2003.
                            The fund may invest without limit in
                            securities of U.S. companies and of
                            foreign companies that are listed or
                            traded in the U.S. but not more than 10%
                            of assets in other foreign securities.

                            ------------------------------------------------------------------------------------

 How stocks are selected    The adviser employs a value based investment style in managing the fund's portfolio which means the adviser seeks to identify those companies with stocks trading at prices below what the adviser believes are their intrinsic values. The adviser measures value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

                            The adviser uses a combination of quantitative and fundamental research to identify portfolio candidates. A quantitative model screens a universe of up to 1,500 companies with the most liquid stocks according to valuation multiples, consistency of growth, near-term reported business momentum, and actual earnings relative to, and the current trend in, expected earnings. Fundamental research is also used to identify companies that appear valued attractively based on business dynamics, hidden assets, or special circumstances.

                            The adviser uses fundamental research and qualitative analysis to select stocks among the portfolio candidates. The adviser looks for companies with strong competitive positions, high quality management, and financial strength.

                            The adviser uses the following stock selection process:

                            o  The adviser uses a qualitative proprietary model to identify small companies which are attractively priced relative to their earnings potential.

                            o  The adviser uses fundamental research and qualitative analysis to select among the stocks ranked as attractive by the quantitative model.

                            The adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process for both funds is designed to produce a diversified portfolio of companies that the adviser believes are undervalued relative to expected business growth.
                            ------------------------------------------------------------------------------------

      Principal risks of    Investors could lose money on their investments in a fund, or a fund could perform
  investing in the funds    less well than other possible investments, if any of the following occurs:

                            o  U.S. stock markets go down.

                            o  The markets strongly favor growth stocks over stocks with value characteristics.

                            o  An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                            o  The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                            o  In the case of the Small Cap Value Fund, small cap stocks are out of favor with the market.

      Risks of small cap    In the case of the Small Cap Value Fund, there is a risk that the fund will lose
               companies    money because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Group of Equity Funds                  4

Total return performance

The bar chart and total return table indicate the risks of investing in the funds. The bar chart shows changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

Large Cap Core Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1993                                       20.81
              1994                                       (3.78)
              1995                                       37.55
              1996                                       26.84
              1997                                       36.27
              1998                                        7.21
              1999                                       (0.17)
              2000                                       18.76
              2001                                       (8.13)
              2002                                      (17.52)

Quarterly returns:
Large Cap Core Fund
Highest: 19.23% in 4th quarter 1998
Lowest: (18.66)% in 3rd quarter 1998

Small Cap Value Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              2001                                       20.60
              2002                                      (10.88)

Quarterly returns:
Small Cap Value Fund
Highest: 21.43% in 4th quarter 2001
Lowest: (18.85)% in 3rd quarter 2002

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Average annual total returns
for selected periods ended December 31, 2002

                                                                                    Life of    Inception
                                           1 Year        5 Years      10 Years        Fund        Date
Large Cap Core Fund                        (17.52)        (0.75)        10.28        11.98      1/31/91
Return Before Taxes
Return After Taxes on Distributions*       (17.85)        (2.64)         7.40          N/A
Return After Taxes on Distributions        (10.75)        (0.86)         7.71          N/A
and Sale of Fund Shares*
S&P 500 Index**                            (22.10)        (0.59)         6.87        10.82
Russell 1000 Value Index ***               (15.52)         1.16         10.81        12.14
Small Cap Value Fund                       (10.88)          N/A           N/A        12.69       2/1/00
Return Before Taxes
Return After Taxes on Distributions*       (10.95)          N/A           N/A        11.89
Return After Taxes on Distributions
and Sale of Fund Shares*                    (6.66)          N/A           N/A        10.06
Russell 2000 Value Index ****              (11.43)          N/A           N/A         8.65

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The S&P 500 Index is an unmanaged index representing large U.S. company stock performance.

***The Russell 1000 Value Index is an unmanaged index representing those Russell 1000 companies with value characteristics. The Russell 1000 Index is an unmanaged index of 1000 stocks of large capitalization companies.

****The Russell 2000 Value Index is an unmanaged index representing those Russell 2000 companies with value characteristics. The Russell 2000 Index is generally considered to be Expense representative of example unmanaged small capitalization stocks in the U.S. markets.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                            1 Year      3 Years     5 Years      10 Years
Large Cap Core Fund           $85         $265        $460        $1,025
Small Cap Value Fund         $126         $393        $681        $1,500

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                     Large Cap       Small Cap
Based on fiscal year ended 9/30/02                   Core Fund       Value Fund

Shareholder fees                                        None             None
(fees paid directly from your investment)

Redemption fee(1)                                       None               2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)

  Management fees                                      0.50%            0.80%

  Distribution (12b-1) fees                             None             None

  Other expenses                                       0.33%            0.44%

  Total annual fund operating expenses                 0.83%            1.24%

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(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because the adviser has agreed to cap each fund's operating expenses, the fund's actual expenses were:

  Management fees                                      0.48%            0.43%

  Other expenses                                       0.23%            0.57%

  Total annual fund operating expenses                 0.71%            1.00%

The expense cap for Large Cap Core Fund may be changed or eliminated at any time. The expense cap for Small Cap Value Fund terminated on March 1, 2003, at which time the cap on Small Cap Value Fund's total annual operating expenses increased to 1.25%. Thereafter the cap may be changed or eliminated.

(3) For the Large Cap Core Fund, this table and example reflect the combined expenses of the Large Cap Core Fund and the master portfolio in which it invests all its assets. For the Small Cap Value Fund, the expense information in this table and example have been restated to reflect the estimated combined expenses of the Small Cap Value Fund and the master portfolio in which it invests all its assets.


                                       5                   Group of Equity Funds

Risk/Return Summary
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                                      Small Cap Growth Fund                 Small Capitalization Equity Fund
    Investment objective    Long-term growth of capital.                Long-term growth of capital.
                            ------------------------------------------------------------------------------------

     Key investments and    The fund invests all of its investable      The fund invests, under normal
              strategies    assets in a TBCAM advised master            circumstances, at least 80% of net
                            portfolio which invests, under normal       assets in equity securities of small cap
                            circumstances, at least 80% of net          U.S. companies with total market
                            assets in equity securities of small cap    capitalizations equal to or less than
                            U.S. companies. Except where indicated,     75% of the average total market
                            this prospectus uses the term "fund" to     capitalization of the largest company
                            mean the fund and its master portfolio      included in the Russell 2000 Growth
                            taken together. The fund focuses on         Index measured at the end of each of the
                            companies with total market                 previous twelve months. This would
                            capitalization equal to or less than the    correspond to companies with total
                            average total market capitalization of      market capitalization of less than $1.82
                            the largest company included in the         billion as of January 1, 2003. The fund
                            Russell 2000 Growth Index measured at       may also invest in equity index futures
                            the end of each of the previous twelve      contracts based primarily upon the
                            months. This would correspond to            Russell 2000 Growth Index.
                            companies with total market
                            capitalization of less than $2.43
                            billion as of January 1, 2003. The fund
                            may also invest in equity index futures
                            contracts based primarily upon the
                            Russell 2000 Growth Index.
                            ------------------------------------------------------------------------------------

 How stocks are selected    The adviser employs a growth oriented investment style in managing each fund's portfolio which means the adviser seeks to identify those small cap companies which are experiencing or will experience rapid earnings or revenue growth. The adviser focuses on high quality companies, especially those with products or services that are leaders in their market niches. The adviser selects stocks by:

                            o  Using fundamental research to identify and follow companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                            o  Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

                            The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. Each fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

      Principal risks of    Investors could lose money on their investments in a fund, or a fund could perform
  investing in the funds    less well than other possible investments, if any of the following occurs:

                            o  The U.S. stock market goes down.

                            o  Small cap stocks are out of favor with the market.

                            o  The markets strongly favor stocks with value characteristics over growth stocks.

                            o  Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurts the fund's performance.

                            o  An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                            o  The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.

                            o  During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

                            o  During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

      Risks of small cap    There is a risk that the funds will lose money because they invest primarily in
               companies    small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks, and in particular aggressive growth stocks, tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Group of Equity Funds                  6

Total return performance

The bar charts and total return table indicate the risks of investing in the funds. The bar chart shows changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

Small Cap Growth Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1997                                       30.98
              1998                                       14.30
              1999                                      127.67*
              2000                                      (20.56)
              2001                                      (17.76)
              2002                                      (25.59)

Quarterly returns:
Small Cap Growth Fund
Highest: 68.44% in 4th quarter 1999 Lowest:
(24.59)% in 3rd quarter 2001

Small Capitalization Equity Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1993                                       28.22
              1994                                       (3.65)
              1995                                       29.83
              1996                                       17.36
              1997                                       19.16
              1998                                        1.71
              1999                                       79.10*
              2000                                      (19.28)
              2001                                      (15.49)
              2002                                      (23.27)

Quarterly returns:
Small Capitalization Equity Fund
Highest: 56.40% in 4th quarter 1999
Lowest: (24.69)% in 4th quarter 2000

*The funds' performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2002

                                                                                     Life of     Inception
                                           1 Year        5 Years       10 Years        Fund        Date
Small Cap Growth Fund
Return Before Taxes                        (25.29)         4.87           N/A          9.03      12/23/96
Return After Taxes on Distributions*       (25.29)         3.75           N/A          7.63
Return After Taxes on Distributions        (15.53)         4.03           N/A          7.33
and Sale of Fund Shares*
Russell 2000 Growth Index**                (30.26)        (6.59)          N/A         (3.16)

Small Cap Equity Fund
Return Before Taxes                        (23.27)        (0.95)         7.53         11.55        9/1/90
Return After Taxes on Distributions*       (23.27)       (12.19)        (0.31)          N/A
Return After Taxes on Distributions        (14.29)        (1.67)         5.11           N/A
and Sale of Fund Shares*
Russell 2000 Value Index **                (30.26)        (6.59)         2.62          6.36

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After       After        After        After
                                 1 Year      3 Years      5 Years      10 Years

Small Cap Growth Fund             $131        $409         $708         $1,556
Small Cap Equity Fund             $149        $462         $797         $1,746

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                     Small Cap        Small Cap
Based on fiscal year ended 9/30/02                  Growth Fund      Equity Fund

Shareholder fees                                        None             None
(fees paid directly from your investment)

Redemption fee(1)                                         2%               2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)

  Management fees                                      0.80%            0.60%

  Distribution (12b-1) fees                             None             None

  Other expenses                                       0.49%            0.86%

  Total annual fund operating expenses                 1.29%            1.46%

----------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because the adviser has agreed to cap each fund's operating expenses, the fund's actual expenses were:

  Management fees                                      0.62%            0.00%
  Other expenses                                       0.38%            0.74%
  Total annual fund operating expenses                 1.00%            0.74%

These caps may be changed or eliminated.

(3) The table and example reflect the combined expenses of the Small Cap Growth Fund and the master portfolio in which it invests all its assets.


                                       7                   Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                       Small Cap Tax-Sensitive Equity Fund

Investment objective

Maximize after-tax total return, consisting of long-term growth of capital.
--------------------------------------------------------------------------------

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization U.S. companies. The fund considers small cap companies to have total market capitalizations equal to or lesser than the average total market capitalization of the largest company included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. This would correspond to companies with total market capitalization of less than $2.43 billion as of January 1, 2003. The fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Growth Index.
--------------------------------------------------------------------------------

How stocks are selected

The adviser employs a growth oriented investment style in managing the fund's portfolio which means the adviser seeks to identify those small cap companies which are experiencing or will experience rapid growth. The adviser focuses on companies with products or services that are leaders in their market niches.

The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. While focusing on individual stock selection, the adviser selects particular investments for the fund by:

o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.
--------------------------------------------------------------------------------

Tax management strategies

The fund uses the following strategies, to the extent consistent with its investment goals, to reduce the impact of federal and state income taxes on the fund's after-tax returns:

o  Minimizing sales of securities that result in capital gains.

o If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain. Also, preferring the sale of securities producing long-term gains to those producing short-term gains.

o Selling securities to realize capital losses that can be offset against realized capital gains.

o  Favoring lower dividend stocks and limiting income-producing investments.
--------------------------------------------------------------------------------

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o  The stock market goes down.

o  The markets favor value stocks over stocks which have growth characteristics.

o In a declining market, the value of the fund's investments in stocks with low dividend yields goes down more than the value of high yield stocks.

o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stocks prove to be incorrect.

o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

There is a higher risk that the fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks, and in particular aggressive growth stocks, tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may disproportionately hurt the fund's performance.


Group of Equity Funds                  8

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Small Cap Tax-Sensitive Equity Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1996                                       21.23
              1997                                       23.61
              1998                                       10.65
              1999                                      100.68
              2000                                      (13.78)
              2001                                      (21.69)
              2002                                      (24.00)

Quarterly returns:
Small Cap Tax-Sensitive Equity Fund
Highest: 62.49% in 4th quarter 1999
Lowest: (24.76)% in 4th quarter 2000

* Small Cap Tax-Sensitive Equity Fund's performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2002

                                                                    Life of    Inception
                                                1 Year   5 Years      Fund       Date
Small Cap Tax Sensitive Equity Fund
Return Before Taxes                             (24.00)    2.64       7.94      1/2/96
Return After Taxes on Distributions*            (24.00)    0.61       6.38        N/A
Return After Taxes on Distributions and         (14.74)    2.39       6.81      1/2/96
Sale of Fund Shares*
Russell 2000 Growth Index (reflects no
deduction for fees, expenses, or taxes)         (30.26)   (6.59)     (1.59)       N/A

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 After         After        After        After
                                1 Year        3 Years      5 Years      10 Years

Small Cap Tax-Sensitive          $110          $343         $595         $1,317
Equity Fund

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                         Small Cap
                                                       Tax-Sensitive
Based on fiscal year ended 9/30/02                      Equity Fund

Shareholder fees                                            None
(fees paid directly from your investment)

Redemption fee(1)                                             2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2)
(expenses that are deducted from fund assets)

  Management fees                                          0.80%

  Distribution (12b-1) fees                                 None

  Other expenses                                           0.28%

  Total annual fund operating expenses                     1.08%

----------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses were:

  Management fees                                          0.72%

  Other expenses                                           0.28%

  Total annual fund operating expenses                     1.00%

The cap may be changed or eliminated.


                                       9                   Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                                 International Core Equity Fund               International Small Cap Fund
                              (formerly International Equity Fund)
    Investment objective    Long-term growth of capital.                Long-term growth of capital.
                            ------------------------------------------------------------------------------------

     Key investments and    The fund invests all of its investable      The fund invests all of its investable
              strategies    assets in a TBCAM advised master            assets in a TBCAM advised master
                            portfolio which invests, under normal       portfolio which invests, under normal
                            circumstances, at least 80% of net          circumstances, at least 80% of net
                            assets in equity securities of companies    assets in equity securities of companies
                            represented in the MSCI Europe,             that are located in foreign countries
                            Australia, Far East (EAFE) Index and        represented in the Salomon Smith Barney
                            Canada. Except where indicated, this        Extended Market Ex. U.S Index (EMI).
                            prospectus uses the term "fund" to mean     Except where indicated, this prospectus
                            the fund and its master portfolio taken     uses the term "fund" to mean the fund
                            together. The fund may invest up to 25%     and its master portfolio taken together.
                            of assets in emerging market countries.     The fund invests at least 80% of net
                            The fund may also invest in equity index    assets in those small cap companies
                            futures contracts based primarily on the    which have total market capitalizations
                            EAFE Index.                                 that fall in the range of the
                                                                        capitalizations of the companies that
                                                                        comprise the EMI Ex-U.S. Index. The EMI
                                                                        Ex-U.S. Index is made up of those
                                                                        companies representing the lowest 20% of
                                                                        each country's total available market
                                                                        capitalization.
                            ------------------------------------------------------------------------------------

 How stocks are selected    Each fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. Both funds employ a bottom-up investment approach which emphasizes individual stock selection for each fund.

                            o  Stock selection The adviser uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

                            o  Country allocations The adviser seeks to generally allocate country weights in accordance with the appropriate product Index. Deviations from the Index weights may occur.

                            o  Sector and industry allocations The adviser groups stocks into microuniverses of similar companies within each country to facilitate comparisons. The adviser uses the sector allocations of the Index as a guide, but allocations may differ from those of the Index.

                            Each fund's stock selection process is designed to produce a diversified portfolio that, relative to the applicable market index shown on the opposite page, has a below-average price/earnings ratio and an above-average earnings growth trend.
                            ------------------------------------------------------------------------------------

      Principal risks of    Investors could lose money on their investments in a fund, or a fund could perform
  investing in the funds    less well than other possible investments, if any of the following occurs:

                            o  Foreign stock markets go down.

                            o  The markets strongly favor growth or value stocks over stocks that combine both characteristics.

                            o  An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                            o  The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                            o  In the case of the International Small Cap Fund, small cap stocks are out of favor with the market.

                            o  During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

Foreign investment risks    Prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

      Risks of small cap    The risks of foreign investing are more significant for the International Small Cap
               companies    Fund because of its focus on small cap foreign stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap foreign stocks tend to be more volatile than the prices of other foreign stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Group of Equity Funds                 10

Total return performance

The bar charts and total return table indicate the risks of investing in the funds. The bar charts show changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of common stock prices. The information included in the bar chart and total return table for the International Small Cap Fund includes the performance of its predecessor, SIMCO International Small Cap Fund, L.P., which began operations on January 2, 1996, for periods prior to the fund's inception date. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized SEC method except that monthly rather than daily fund values were used. The past performance of a fund (including the performance of the predecessor fund of the Small Cap Fund) does not necessarily indicate Fund how the fund will perform in the future.

International Core Equity Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1993                                       38.28
              1994                                       (7.01)
              1995                                        2.14
              1996                                        7.44
              1997                                       (2.47)
              1998                                       24.53
              1999                                       17.85
              2000                                       (4.77)
              2001                                      (12.07)
              2002                                       (6.48)

Quarterly returns:
International Core Equity Fund
Highest: 21.51% in 1st quarter 1998
Lowest: (18.33)% in 3rd quarter 1990

International Small Cap Fund*

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1997                                        1.45
              1998                                       10.09
              1999                                       41.13
              2000                                        4.07
              2001                                       (9.67)
              2002                                        1.26

Quarterly returns:
International Small Cap Fund*
Highest: 21.69% in 1st quarter 1998
Lowest: (20.87)% in 3rd quarter 1998

*Includes performance of predecessor fund for periods prior to January 31, 2000.

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2002

                                                                                    Life of     Inception
                                           1 Year        5 Years       10 Years       Fund         Date
International Core Equity Fund
Return Before Taxes                         (6.48)         2.82          4.69         3.92       12/8/88
Return After Taxes on Distributions*        (6.57)         1.54          3.00          N/A
Return After Taxes on Distributions         (3.55)         1.91          3.32          N/A
and Sale of Fund Shares*
EAFE Index**                               (15.94)        (2.89)         4.00         1.54
International Small Cap Fund
Return Before Taxes                          1.26          8.14           N/A         9.52        1/2/96
Return After Taxes on Distributions*         1.02          7.85           N/A         9.32
Return After Taxes on Distributions          0.91          6.66           N/A         7.96
and Sale of Fund Shares*
SSB Extended Market ex.U.S. Index           (7.29)        (0.59)          N/A        (0.83)

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The EAFE Index is an unmanaged index of common stocks that are publicly traded in European, Australian and Far Eastern securities markets. The Salomon Smith Barney Extended Market Ex. U.S. Index represents the small capitalization component of the Salomon Brothers Broad Market Index which is a comprehensive index of companies in 22 Expense example countries excluding the U.S.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        After     After     After      After
                                       1 Year    3 Years   5 Years   10 Years

International Core Equity Fund          $135      $421      $729      $1,601
International Small Cap Fund            $185      $573      $985      $2,137

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                 International    International
                                                  Core Equity       Small Cap
Based on fiscal year ended 9/30/02                    Fund             Fund

Shareholder fees                                      None             None
(fees paid directly from your investment)

Redemption fee(1)                                       2%               2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)

  Management fees                                    0.80%            1.00%

  Distribution (12b-1) fees                           None             None

  Other expenses                                     0.53%            0.82%

  Total annual fund operating expenses               1.33%            1.82%

----------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because the adviser has agreed to cap each fund's operating expenses, each fund's actual expenses were:

  Management fees                                    0.47%            0.43%

  Other expenses                                     0.53%            0.82%

  Total annual fund operating expenses               1.00%            1.25%

The expense cap for each fund terminated on March 1, 2003, at which time the cap on International Core Equity Fund's and International Small Cap Fund's total annual operating increased to 1.25% and 1.50%, respectively. Thereafter, the caps may be changed or eliminated.

(3) For both funds, the expense information in this table and the examples have been restated to reflect the estimated combined expenses of the funds and the master portfolios in which they invest all of their assets.


                                      11                   Group of Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

The funds can invest in various types of equity securities, as well as securities of foreign issuers. International Core Equity Fund and International Small Cap Fund emphasize investments in foreign stocks.

Additional Information About the Funds' Principal Investments

Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities, depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Value Fund, Small Cap Growth Fund, Small Capitalization Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund may each invest up to 20% of net Tax management strategies assets in companies with total market capitalization greater than that described on pages 4, 6, 8, and 10.

Tax management strategies The Small Cap Tax-Sensitive Equity Fund uses the tax management strategies described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the Small Cap Tax-Sensitive Equity Fund does not attempt to address the tax laws of any particular state. The fund will follow these strategies only to the extent that they do not conflict with the fund's investment strategies and other operational needs. For example, the fund may sell and realize short term gains on a stock if the stock appears to have peaked or is expected to decline in value, to increase diversification or to raise cash to pay expenses meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the fund's portfolios will regularly generate taxable income.

Foreign securities International Core Equity Fund and International Small Cap Fund invest primarily in securities of companies located in foreign countries. Each fund intends to invest in a broad range of (and in any case at least five different) countries. However, each fund is not required to invest in every country represented in, or to match the country weightings of, its index.

International Core Equity Fund and International Small Cap Fund may each invest up to 25% of assets in securities of issuers located in emerging market countries but not more than 5% of assets in companies located in any one emerging market country. An emerging market is any country not represented in the Morgan Stanley Capital International World Index, which is an index of stocks of companies in developed countries.

Large Cap Core Fund may invest without limit in foreign securities traded in U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Cap Value Fund, Small Cap Growth Fund, Small Capitalization Equity Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

The risks of foreign securities are described under "Principal risks of investing in the funds" on page 10.

Information About the Funds' Other Investment Strategies.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o  As a substitute for purchasing or selling securities.

o  To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


Group of Equity Funds                 12

Fixed income securities Large Cap Core Fund may invest up to 20% of assets in high grade fixed income securities. International Core Equity Fund and International Small Cap Fund may each invest up to 20% of net assets in high grade fixed income securities and may invest in preferred stocks of any credit quality if common stocks of that company are not available. These funds' fixed income securities may be of any maturity or duration. Small Cap Value Fund, Small Cap Growth Fund, Small Capitalization Equity Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 20% of net assets in high grade fixed income securities with remaining maturities of three years or less. Each fund may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o  They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

If a security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund' minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to Impact counterparties of high portfolio to OTC derivative turnover contracts.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund' performance.

Investment objective Small Cap Value Fund's, Small Cap Growth Fund's, Small Cap Tax-Sensitive Equity Fund's and International Small Cap Fund's investment objectives may be changed by the fund's trustees without shareholder approval. However, each fund's (except for the Large Cap Core Fund and Small Cap Tax-Sensitive Equity Fund) key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.


                                      13                   Group of Equity Funds

The Investment Advisor
--------------------------------------------------------------------------------

TBCAM offers a broad array of investment services that includes management of domestic and international equity portfolios.

About The Boston Company Asset Management LLC ("TBCAM")

TBCAM was founded in 1970 and manages more than $21 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships. TBCAM is the adviser to each fund.

TBCAM is an indirect subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $562 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

One July 1, 2003, TBCAM replaced Standish Mellon Asset Management Company LLC ("Standish Mellon") as investment advisor to each Fund by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreements between each fund and Standish Mellon. Standish Mellon is also a wholly owned subsidiary of Mellon.

TBCAM believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, TBCAM has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at TBCAM.

TBCAM relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity markets. In each market, TBCAM seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. TBCAM uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

TBCAM strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, TBCAM has built a powerful internal network of overlapping resources.


Group of Equity Funds                 14

Fund Details
--------------------------------------------------------------------------------

Fund Managers

------------------------------------------------------------------------------------------------------------------------------------
Fund                                  Fund managers                     Positions during past five years*

Large Cap Core Fund                   David H. Cameron, CFA             Senior vice president, Dave is the director of core and
                                                                        growth strategies for TBCAM. He is also a lead portfolio
                                                                        manager for the large cap value strategy.

                                      Sean P. Fitzgibbon, CFA           Vice president, Sean serves as a portfolio manager for the large cap value strategy and leads the equity team for
                                                                        guiding portfolio strategy and stock selection. His sector coverage includes health care, commodities, and commercial services.

------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Fund                  Joseph M. Corrado, CFA            Senior vice president, Joe is a portfolio manager for small cap value equity strategy and the U.S. segment of the
                                                                        global small cap strategy. Joe is also a research analyst
                                                                        specializing in consumer finance companies.

                                      Stephanie K. Brandaleone, CFA     Vice president, Stephanie is a portfolio manager for the
                                                                        U.S. segment of the global small cap and small cap value
                                                                        equity strategies. She is also a research analyst whose
                                                                        coverage includes the services sector.

------------------------------------------------------------------------------------------------------------------------------------

Small Capitalization Equity Fund      B. Randall Watts, Jr., CFA        Senior vice president, Randy is a lead portfolio manager
Small Cap Tax-Sensitive Equity Fund                                     for small cap growth strategies. He has research
                                                                        responsibilities in the technology and industrial areas. He joined the company in 2001 from Westfield Capital
                                                                        Management where he was a director and portfolio manager
                                                                        for over $500 million in small and mid cap portfolios.

                                      Edward R. Walter, CFA             Vice president, Ed is a portfolio manager for the small cap growth strategies and a small cap analyst in the health
                                                                        care and finance sectors. He has co-managed global small
                                                                        cap portfolios and worked as a technology analyst.

------------------------------------------------------------------------------------------------------------------------------------

International Core Equity Fund        Remi J. Browne, CFA               Senior vice president, Remi is a lead manager for global
                                                                        and international core equity strategies.

                                      Peter S. Carpenter                Vice president, Peter serves as a portfolio manager for the global and international core equity strategies and is an
                                                                        international equity analyst with an emphasis on
                                                                        fundamental research.

------------------------------------------------------------------------------------------------------------------------------------

International Small Cap Fund          Daniel B. LeVan, CFA              Vice president, Dan is a lead portfolio manager for global, international and Euroland small cap strategies. Dan also
                                                                        oversees research for non-U.S. small cap companies.

------------------------------------------------------------------------------------------------------------------------------------

*Includes positions with Standish Mellon prior to July 1, 2003 and with the predecessor to Standish Mellon for periods prior to August 1, 2001.

Advisory services and fees

TBCAM provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended September 30, 2002, each fund paid an advisory fee to Standish Mellon for these services. Standish Mellon agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These agreements continue with TBCAM but are temporary and may be terminated or changed at any time.

------------------------------------------------------------------------------------------------------------------------------------
                                          Annual Advisory Fee Rates (as a percentage of the
                                                     fund's average net assets)

                                        Actual advisory fee paid             Contractual advisory        Current expense limitation*
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Fund                               0.48%                             0.50%                           0.71%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              0.56%                             0.80%                           1.00%**
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             0.62%                             0.80%                           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Fund                  0.00%                             0.60%                           0.74%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund               0.72%                             0.80%                           1.00%
------------------------------------------------------------------------------------------------------------------------------------
International Core Equity Fund                    0.47%                             0.80%                           1.00%**
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                      0.43%                             1.00%                           1.25%**
------------------------------------------------------------------------------------------------------------------------------------

*Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

** On March 1, 2003, the expense limitation for each of the Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund increased to 1.25%, 1.25% and 1.50% respectively.

           The Boston Company Asset Management, LLC, One Boston Place,
                        Boston, Massachusetts 02108-4402


                                      15                   Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Minimum initial investment: $100,000

Minimum subsequent investment: $5,000

Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of TBCAM and Standish Mellon and their immediate families.

All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Shares of the funds are not available for sale in every state.

--------------------------------------------------------------------------------
By check

o Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

o Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

--------------------------------------------------------------------------------
By wire

Opening an account

o  Send the completed original account application to the distributor.

o  Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

--------------------------------------------------------------------------------
By fax

Opening an account

o  Fax the completed account application to 617-350-0042.

o  Mail the original account application to the distributor.

o  Follow the instructions for opening an account by wire.

Adding to an account

o Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

--------------------------------------------------------------------------------
Through a financial intermediary

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

--------------------------------------------------------------------------------

The distributor's address is:           Wire instructions:
Mellon Funds Distributor, L.P.          Investors Bank & Trust Company
P.O. Box 51407                          Boston, MA
Boston, Massachusetts 02205-1407        ABA#: 011 001 438
Tel: 1-800-221-4795                     Account #: 79650-4116
Fax: 617-350-0042                       Fund name:
Email: funds@standishmellon.com         Investor account #:


Group of Equity Funds                 16

--------------------------------------------------------------------------------
How to exchange shares

You may exchange shares of a fund for shares of any other fund advised by TBCAM or Standish Mellon that is part of the same family of funds, if the registration of both accounts is identical. Shares exchanged within 90 days of purchase may be subject to a redemption fee. See page 18 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, TBCAM may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o  Provide both account numbers.

o  Signature guarantees may be required (see below).

--------------------------------------------------------------------------------
By telephone

o  If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o  Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 90 days of purchase may be subject to a redemption fee. See page 18 for more information.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o  State the name of the fund and number of shares or dollar amount to be sold.

o  Provide the account number.

o  Signature guarantees may be required (see below).

--------------------------------------------------------------------------------
By telephone

o  If the account has telephone privileges, call the distributor.

For check or wire

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application. The distributor may ask for identification and all telephone transactions may be recorded.

--------------------------------------------------------------------------------
By fax

o  Fax the request to the distributor at 617-350-0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

--------------------------------------------------------------------------------
Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.


                                      17                   Group of Equity Funds

Good form

o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.

--------------------------------------------------------------------------------
Redemption fee

Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Small Cap Value Fund, Small Cap Growth Fund, Small Capitalization Equity Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Fund and International Small Cap Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

The redemption fee is applicable to all short-term redemptions or exchanges of shares except for redemptions or exchanges of shares by the following categories of shareholders:

o Omnibus accounts maintained by fund networks or "supermarkets" which have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders at the sub-account level or, to do so, would need to rely on capabilities of the fund's transfer agent, which capabilities, the fund's transfer agent does not currently possess;

o Accounts maintained by banks or trust companies as nominees for the underlying shareholders when the banks or trust companies have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders;

o All direct shareholders except direct shareholders who are employees of the adviser or its affiliates;

o All retirement plans, including Rule 401(k) plans, Rule 403(b) plans, all IRA and SEP-IRA accounts, all Rule 457 plans, and all profit sharing and employee benefit plans.


Group of Equity Funds                 18

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o  members of the STAMP program or the Exchange's Medallion Signature Program

o  a broker or securities dealer

o  a federal savings, cooperative or other type of bank

o  a savings and loan or other thrift institution

o  a credit union

o  a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents. With your consent, TBCAM may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting TBCAM, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. TBCAM will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The Small Cap Growth Fund calculates the NAV of each class separately. The service class shares of Small Cap Growth Fund are offered in another prospectus. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds, declare and pay dividends, if any, from net investment income semiannually and generally distribute capital gains annually. Most of a fund's distributions will be from capital gains. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.


                                      19                   Group of Equity Funds

Fund Details
--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------
Transactions                                Tax Status

Sales or exchanges of shares.               Usually capital gain or loss. Tax
                                            rate depends on how long shares are
                                            held.

Distributions of long-term capital gain     Taxable as long-term capital gain.

Distributions of short-term capital gain    Taxable as ordinary income.

Dividends from net investment income        Taxable as ordinary income.
--------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, International Core Equity Fund and International Small Cap Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------

                          The funds' service providers

            Principal Underwriter                       Independent Accountants
       Mellon Funds Distributor, L.P.                 PricewaterhouseCoopers LLP

Custodian, Transfer Agent and Fund Accountant                Legal Counsel
       Investors Bank & Trust Company                      Hale and Dorr LLP


Group of Equity Funds                 20

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Large Cap Core Fund

                                                                                    Fiscal year ended September 30,
                                                                  ------------------------------------------------------------------

                                                                    2002           2001          2000          1999          1998
Net asset value--beginning of period                               $34.00         $41.71        $37.79        $37.47        $48.81
                                                                   ------         ------        ------        ------        ------

Income from investment operations
      Net investment income*                                         0.32(1)        0.39(1)       0.29(1)       0.29(1)       0.30
      Net realized and unrealized gain (loss) on investment(5)      (5.77)         (2.77)         5.73          4.49         (4.30)
                                                                   ------         ------        ------        ------        ------
      Total from investment operations                               5.45          (2.38)         6.02          4.78         (4.00)
                                                                   ------         ------        ------        ------        ------

Less distributions declared to shareholders
      From net investment income                                    (0.21)         (0.29)        (0.23)        (0.23)        (0.30)
      From net realized gain on investments                         (2.21)         (5.04)        (1.87)        (4.23)        (7.04)
                                                                   ------         ------        ------        ------        ------
      Total distributions declared to shareholders                  (2.42)         (5.33)        (2.10)        (4.46)        (7.34)
                                                                   ------         ------        ------        ------        ------
      Net asset value--end of period                               $26.13         $34.00        $41.71        $37.79        $37.47
                                                                   ======         ======        ======        ======        ======

Total return(4)                                                    (17.70)%        (7.18)%       16.52%        12.29%        (9.33)%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)                   $55,029        $75,489       $93,315      $130,556      $198,322
      Expenses(3)                                                    0.71%          0.71%         0.71%         0.66%         0.71%
      Net investment income                                          0.96%          1.00%         0.76%         0.74%         0.69%
      Portfolio turnover(2)                                            80%            62%           92%           90%          144%

----------------

*The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share(5)                                  $0.27(1)       $0.38(1)      $0.28(1)         --            --
Ratios (to average net assets)
Expenses(3)                                                          0.83%          0.73%         0.73%           --            --
Net investment income                                                0.84%          0.98%         0.74%           --            --

(1) Calculated based on average shares outstanding.

(2) Information provided is for The Boston Company Large Cap Core Portfolio (formerly Standish Select Value Portfolio), which is the master fund in which the fund invests all of its investable assets.

(3) Includes the fund's share of The Boston Company Large Cap Core Portfolio's (formerly Standish Select Value Portfolio) allocated expenses.

(4) Total return would have been lower in the absence of expense waivers.

(5) Amount includes litigation proceeds received by the Fund for $0.02.


                                      21                   Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Value Fund

                                                                                                     For the period February 1, 2000
                                                           Fiscal year ended    Fiscal year ended     (Commencement of Operations)
                                                          September 30, 2002   September 30, 2001        to September 30, 2000
                                                          ------------------   ------------------    -------------------------------
Net asset value--beginning of period                             $13.86               $14.01                      $11.05
                                                                 ------               ------                      ------

Income from investment operations

      Net investment income (loss)*                                0.05(1)              0.10(1)                     0.04(1)
      Net realized and unrealized gain (loss)                      0.75                 0.31                        2.94
                                                                 ------               ------                      ------
      Total from investment operations                             0.80                 0.41                        2.98
                                                                 ------               ------                      ------

Less distributions declared to shareholders
      From net investment income                                  (0.04)               (0.06)                      (0.02)
      From net realized gain on investments                       (0.32)               (0.50)                         --
                                                                 ------               ------                      ------
      Total distributions                                         (0.36)               (0.56)                      (0.02)
                                                                 ------               ------                      ------
      Net asset value--end of period                             $14.30               $13.86                      $14.01
                                                                 ======               ======                      ======

Total return(2)
                                                                   5.43%                3.12%                      26.98%(3)
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)                 $35,934              $28,532                      $3,764
      Expenses*                                                    1.00%                1.00%                       1.00%(4)
      Net investment income (loss)*                                0.32%                0.68%                       0.50%(4)
      Portfolio turnover(4)                                         164%                 149%                         71%(3)

----------------

*The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share                            $0.01(1)             $0.05(1)                   $(0.26)(1)
Ratios (to average net assets)
Expenses                                                           1.24%                1.37%                       4.51%(4)
Net investment income (loss)                                       0.08%                0.31%                      (3.01)%(4)

(1) Calculated based on average shares outstanding.

(2) Total return would have been lower in absence of expense waivers.

(3) Not annualized.

(4) Computed on an annualized basis.


Group of Equity Funds                 22

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund
(Institutional Class Shares)

                                                                          Fiscal year ended September 30,
                                                         ---------------------------------------------------------------
                                                           2002          2001          2000          1999          1998
Net asset value--beginning of period                      $29.28        $60.87        $38.28        $22.22        $29.12
                                                          ------        ------        ------        ------        ------

Income from investment operations
      Net investment income (loss)*                        (0.16)(1)     (0.19)(1)     (0.43)(1)     (0.24)(1)     (0.07)(1)
      Net realized and unrealized gain (loss)              (4.34)(4)    (25.66)        26.82         16.30         (5.01)
                                                          ------        ------        ------        ------        ------
      Total from investment operations                     (4.50)        25.85         26.39         16.06         (5.08)
                                                          ------        ------        ------        ------        ------

Less distributions declared to shareholders
      From net investment income                              --            --            --            --         (0.04)
      From net realized gain on investments                   --         (5.74)        (3.80)           --         (1.78)
                                                          ------        ------        ------        ------        ------
      Total distributions                                     --         (5.74)        (3.80)           --         (1.82)
                                                          ------        ------        ------        ------        ------
      Net asset value--end of period                      $24.78        $29.28        $60.87        $38.28        $22.22
                                                          ======        ======        ======        ======        ======

Total return**                                            (15.37)%      (45.36)%       71.60%        72.14%       (17.84)%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)          $18,780       $31,365       $82,840       $44,031       $11,944
      Expenses*(2)                                          1.00%         1.00%         0.98%         1.00%         0.58%
      Net investment income (loss)*                        (0.52)%       (0.48)%       (0.70)%       (0.73)%       (0.25)%
      Portfolio turnover(3)                                  239%          191%          305%          242%          147%

----------

*The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share                    $(0.25)(1)    $(0.28)(1)       N/A        $(0.30)(1)    $(0.42)(1)
Ratios (to average net assets)
Expenses(3)                                                 1.29%         1.20%          N/A          1.18%         1.94%
Net investment loss                                        (0.81)%       (0.68)%         N/A         (0.91)%       (1.61)%

(1) Calculated based on average shares outstanding.

(2) Includes the fund's share of The Boston Company Small Cap Growth Portfolio's (formerly Standish Small Cap Growth Portfolio) allocated expenses.

(3) The portfolio turnover provided is for The Boston Company Small Cap Growth Portfolio (formerly Standish Small Cap Growth Portfolio), which is the master fund in which the fund invests all of its investable assets.

(4) Amount includes securities litigation proceeds received by the fund for $0.01.

**Total return would have been lower in the absence of expense waivers.


                                      23                   Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

Small Capitalization Equity Fund

                                                                              Fiscal year ended September 30,
                                                          --------------------------------------------------------------------------
                                                            2002         2001(5)         2000(5)         1999(5)         1998(5)
Net asset value--beginning of period                        $8.15        $230.48         $163.38         $125.22         $199.50
                                                          -------        -------         -------         -------         -------

Income from investment operations
      Net investment income (loss)*                         (0.02)(1)      (0.07)(1)       (1.29)(1)       (0.84)(1)       (0.93)(1)
      Net realized and unrealized gain (loss)               (1.03)(6)     (54.83)(6)      101.69           53.31          (49.71)
                                                          -------        -------         -------         -------         -------
      Total from investment operations                       1.05         (54.90)         100.40           52.47          (50.64)
                                                          -------        -------         -------         -------         -------

Less distributions declared to shareholders
      From net realized gain on investments                    --        (167.43)         (33.30)         (14.31)         (23.64)
      Total distributions declared to shareholders             --        (167.43)         (33.30)         (14.31)         (23.64)
                                                          -------        -------         -------         -------         -------
      Net asset value--end of period                        $7.10          $8.15         $230.48         $163.38         $125.22
                                                          =======        =======         =======         =======         =======

Total return+++                                            (12.88)%       (46.58)%         67.64%          44.02%         (27.20)%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)           $18,861        $17,073        $151,063        $147,332        $147,000
      Expenses*(2)                                           0.74%          0.74%           0.74%           0.74%           0.74%
      Net investment income (loss)*                         (0.24)%        (0.33)%         (0.57)%         (0.56)%         (0.57)%
      Portfolio turnover                                      248%           136%(4)         153%(4)         173%(3)         107%(3)

----------

*The investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share                     $(0.08)(1)     $(0.14)(1)      $(0.45)(1)      $(0.30)(1)      $(0.34)(1)
Ratios (to average net assets)
Expenses(2)                                                  1.46%          1.08%           0.77%           0.80%           0.78%
Net investment income (loss)                                (0.96)%        (0.67)%         (0.60)%         (0.62)%         (0.61)%

+Computed on an annualized basis.

++Not annualized.

+++Total return would have been lower in absence of expense waivers.

(1) Calculated based on average shares outstanding.

(2) Includes the fund's share of The Boston Company Small Capitalization Equity Portfolio's (formerly Standish Small Capitalization Equity Portfolio) allocated expenses for the periods from May 3, 1996 to January 27, 2000.

(3) Represents activity of the The Boston Company Small Capitalization Equity Portfolio (formerly Standish Small Capitalization Equity Portfolio), while the Fund was invested in The Boston Company Small Capitalization Equity Portfolio.

(4) Represents portfolio turnover while the fund was investing directly in securities.

(5) Amounts were adjusted to reflect a 1:3 reverse share split effective December 14, 2000.

(6) Amount includes litigation proceeds received by the Fund for $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits and $0.14 for the year ended September 30, 2001 relating to NASDAQ recovery.


Group of Equity Funds                 24

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Tax-Sensitive Equity Fund

                                                                             Fiscal year ended September 30,
                                                          -----------------------------------------------------------------------
                                                            2002           2001           2000           1999           1998
Net asset value--beginning of period                       $26.23         $63.32         $40.70         $25.89         $32.61
                                                           ------         ------         ------         ------         ------

Income from investment operations
      Net investment income (loss)*                         (0.13)(1)      (0.20)(1)      (0.39)(1)      (0.21)(1)      (0.15)(1)
      Net realized and unrealized gain (loss)               (3.57)(2)     (28.28)         33.65          15.02          (6.42)
                                                           ------         ------         ------         ------         ------
      Total from investment operations                      (3.70)        (28.48)         33.26          14.81          (6.57)
                                                           ------         ------         ------         ------         ------

Less distributions declared to shareholders
      From net realized gain on investments                    --             --             --             --          (0.01)
      From net realized gain on investments                    --          (8.61)        (10.64)            --          (0.14)
                                                           ------         ------         ------         ------         ------
      Total distributions declared to shareholders             --          (8.61)        (10.64)            --          (0.15)
                                                           ------         ------         ------         ------         ------
      Net asset value--end of period                       $22.53         $26.23         $63.32         $40.70         $25.89
                                                           ======         ======         ======         ======         ======

Total return*                                              (14.11)%       (49.81)%        86.20%         57.03%         20.16%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)           $82,469        $81,711       $215,201       $143,075        $66,458
      Expenses*                                              1.00%          1.00%          0.87%          0.78%          0.75%
      Net investment income (loss)*                         (0.47)%        (0.54)%        (0.60)%        (0.60)%        (0.51)%
      Portfolio turnover                                      241%           174%           182%           168%           102%

----------

*For the periods indicated, the investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                            $(0.15)(1)     $(0.21)(1)        N/A         $(0.22)(1)     $(0.22)(1)
Ratios (to average net assets)
Expenses                                                     1.08%          1.04%           N/A           0.79%          0.97%
Net investment income                                       (0.55)%        (0.58)%          N/A          (0.61)%        (0.73)%

(1) Calculated based on average shares outstanding.

(2) Amount includes securities litigation proceeds received by the fund for $0.02.

*Total return would have been lower in the absence of expense waivers.


                                      25                   Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

International Core Equity Fund

                                                                          Fiscal year ended September 30,
                                                         -----------------------------------------------------------------
                                                           2002          2001          2000          1999          1998
Net asset value--beginning of period                      $18.53        $23.45        $23.77        $20.17        $23.57
                                                          ------        ------        ------        ------        ------

Income from investment operations
      Net investment income*                                0.25(1)       0.24(1)       0.24(1)       0.27(1)       0.32
      Net realized and unrealized gain (loss)              (1.48)        (3.63)         1.42          3.98         (1.17)
                                                          ------        ------        ------        ------        ------
      Total from investment operations                     (1.23)        (3.39)         1.66          4.25         (0.85)
                                                          ------        ------        ------        ------        ------

Less distributions declared to shareholders
      From net investment income                           (0.20)        (0.20)        (0.43)        (0.33)        (0.31)
      From net realized gain on investments                   --         (1.33)        (1.55)        (0.32)        (2.24)
                                                          ------        ------        ------        ------        ------
      Total distributions declared to shareholders         (0.20)        (1.53)        (1.98)        (0.65)        (2.55)
                                                          ------        ------        ------        ------        ------
      Net asset value--end of period                      $17.10        $18.53        $23.45        $23.77        $20.17
                                                          ======        ======        ======        ======        ======

Total return**                                             (6.77)%      (15.40)%        7.07%        21.26%        (2.92)%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)          $51,087       $48,227       $39,230       $39,018       $36,816
      Expenses*                                             1.00%         1.00%         1.00%         1.00%         1.00%
      Net investment income*                                1.29%         1.13%         0.98%         1.20%         1.30%
      Portfolio turnover                                      87%           74%          112%          195%          206%

----------

*For the periods indicated, the investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                            $0.18(1)      $0.16(1)      $0.15(1)      $0.18(1)      $0.22
Ratios (to average net assets)
Expenses                                                    1.33%         1.37%         1.36%         1.41%         1.42%
Net investment income                                       0.96%         0.76%         0.62%         0.79%         0.88%

(1) Calculated based on average shares outstanding.

**Total return would have been lower in the absence of expense limitations.


Group of Equity Funds                 26

Financial Highlights
--------------------------------------------------------------------------------

International Small Cap Fund

                                                                                                               For the period
                                                             Fiscal year ended       Fiscal year ended      February 1, 2000(2)
                                                            September 30, 2002      September 30, 2001     to September 30, 2000
                                                            ------------------      ------------------     ---------------------
Net asset value--beginning of period                                $8.55                  $10.65                  $10.00
                                                                    -----                  ------                  ------

Income from investment operations
      Net investment income (loss)*                                  0.09(1)                 0.11(1)                 0.09(1)
      Net realized and unrealized gain (loss)                        0.38(2)                (1.89)                   0.63
                                                                    -----                  ------                  ------
      Total from investment operations                               0.47                   (1.78)                   0.72
                                                                    -----                  ------                  ------

Less distributions declared to shareholders
      From net investment income                                    (0.11)                  (0.08)                  (0.07)
      From net realized gain on investments                            --                   (0.24)                     --
                                                                    -----                  ------                  ------
      Total distributions                                           (0.11)                  (0.32)                  (0.07)
                                                                    -----                  ------                  ------
      Net asset value--end of period                                $8.91                   $8.55                  $10.65
                                                                    =====                  ======                  ======

Total return**                                                       5.39%                 (17.13)%                  7.19%(3)
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)                   $33,770                 $22,386                 $17,092
      Expenses*                                                      1.25%                   1.25%                   1.25%(4)
      Net investment income (loss)*                                  0.96%                   1.10%                   1.21%(4)
      Portfolio turnover                                               69%                     89%                     70%(3)

----------

*The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share                              $0.04(1)                $0.04(1)                $0.01(1)
Ratios (to average net assets)
Expenses                                                             1.82%                   1.98%                   2.29%(4)
Net investment income                                                0.39%                   0.37%                   0.17%(4)

(1) Calculated based on average shares outstanding.

(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

(3) Not annualized.

(4) Computed on an annualized basis.

**Total return would have been lower in absence of expense waivers.


                                      27                   Group of Equity Funds

The Boston Company Asset Management, LLC is an investment advisory firm that manages assets for public, corporate and Taft-Hartley, defined benefit plans and endowments and foundation clients, as well as mutual funds. TBCAM offers a broad array of investment services that includes management of domestic and international equity portfolios.

For More Information
--------------------------------------------------------------------------------

For investors who want more information about The Boston Company equity funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. Each fund's annual report contains discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 51407
Boston, MA 02205-1407

Telephone: 1.800.221.4795

Email:
funds@standishmellon.com

Internet:
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[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.standishmellon.com

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          03-150


Group of Equity Funds                 28

January 28, 2003
Revised July 8, 2003

                        [MELLON INSTITUTIONAL FUNDS LOGO]

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                   Mellon Institutional Group of Equity Funds
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                    The Boston Company Small Cap Growth Fund
                          (Institutional Class Shares)
               The Boston Company Small Capitalization Equity Fund
             The Boston Company Small Cap Tax-Sensitive Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund

This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated January 28, 2003, as amended and/or supplemented from time to time, of The Boston Company Large Cap Core Fund (Large Cap Core Fund), The Boston Company Small Cap Value Fund (Small Cap Value Fund), The Boston Company Small Cap Growth Fund (Small Cap Growth Fund), The Boston Company Small Capitalization Equity Fund (Small Cap Equity Fund), The Boston Company Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund), The Boston Company International Core Equity Fund (International Core Equity Fund) and The Boston Company International Small Cap Fund (International Small Cap Fund), each a separate investment series of Mellon Institutional Funds Investment Trust (Trust).

This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 2002 annual reports to shareholders are incorporated by reference into this SAI.


                                    Contents

INVESTMENT OBJECTIVES AND POLICIES.......................................... 2
DESCRIPTION OF SECURITIES AND RELATED RISKS................................. 6
INVESTMENT TECHNIQUES AND RELATED RISK......................................15
INVESTMENT RESTRICTIONS.....................................................23
CALCULATION OF PERFORMANCE DATA.............................................32
MANAGEMENT..................................................................41
TRUSTEES AND OFFICERS OF THE TRUST AND PORTFOLIO TRUST......................41
MATERIAL RELATIONSHIPS OF THE DISINTERESTED TRUSTEES........................46
PURCHASE AND REDEMPTION OF SHARES...........................................56
PORTFOLIO TRANSACTIONS......................................................57
BROKERAGE COMMISSIONS.......................................................58

DETERMINATION OF NET ASSET VALUE............................................59
THE FUNDS AND THEIR SHARES..................................................60
THE PORTFOLIO AND ITS INVESTORS.............................................61
TAXATION....................................................................61
ADDITIONAL INFORMATION......................................................67
EXPERTS AND FINANCIAL STATEMENTS............................................67

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

Master/Feeder Structure. Large Cap Core Fund invests all of its investable assets in The Boston Company Large Cap Core Portfolio (the "Large Cap Core Portfolio"). Small Cap Growth Fund invests all of its investable assets in The Boston Company Small Cap Growth Portfolio ("Small Cap Growth Portfolio"). Small Cap Value Fund invests all of its investable assets in The Boston Company Small Cap Value Portfolio ("Small Cap Value Portfolio"). International Core Equity Fund invests all of its investable assets in The Boston Company International Core Equity Portfolio ("International Core Equity Portfolio"). International Small Cap Fund invests all of its investable assets in The Boston Company International Small Cap Portfolio ("International Small Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). These five funds are sometimes referred to in this SAI as the "Feeder Funds". Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Boston Company Asset Management, LLC ("TBCAM" or the "adviser") is the investment adviser Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund, as well as the Portfolios to the Feeder Funds. Each Portfolio has the same investment objective and restrictions as its corresponding underlying Feeder Fund. Because the Feeder Funds invest all of their investable assets in their corresponding Portfolios, the description of each fund's investment policies, techniques, specific investments and related risks that follow also apply to the corresponding Portfolio.

In addition to these Feeder Funds, other feeder funds may invest in these Portfolios, and information about the other feeder funds is available from TBCAM or the funds. The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large-scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the

Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Because the Small Cap Tax-Sensitive Equity Fund is managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the fund's distributions, this fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Large Cap Core Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Select Value Fund to The Boston Company Large Cap Core Fund, and the Select Value Portfolio changed its name from Standish Select Value Portfolio to The Boston Company Large Cap Core Portfolio. Prior to July 1, 2000, the fund's name was Standish Equity Fund and the Portfolio's name was Standish Equity Portfolio.

Under normal circumstances, at least 80% of Large Cap Core Fund's total assets are invested in a diversified portfolio of equity and equity-related securities of Large Cap companies. The fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter (OTC) market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The fund may also, to a limited extent, invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, will be determined by the adviser to be of comparable credit quality. Up to 5% of the fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality.

Small Cap Value Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Value Fund to The Boston Company Small Cap Value Fund and the Small Cap Value Portfolio changed its name from Standish Small Cap Value Portfolio to The Boston Company Small Cap Value Portfolio.

Under normal circumstances, at least 80% of Small Cap Value Fund's net assets are invested in equity and equity-related securities of U.S. companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Index measured at the end of each of the previous twelve months. Small Cap Value Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund 's net assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.

Small Cap Growth Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Growth Fund to The Boston Company Small Cap Growth Fund and the Small Cap Growth Portfolio changed its name from Standish Small Cap Growth Portfolio to The Boston Company Small Cap Growth Portfolio. Prior to January 31, 2000, the fund's name was Standish Small Capitalization Equity Fund II and the Portfolio's name was Standish Small Capitalization Equity Portfolio II.

Under normal circumstances, at least 80% of Small Cap Growth Fund's net assets are invested in equity and equity-related securities of U.S. companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. Small Cap Growth Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund 's net assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.

Small Cap Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Capitalization Equity Fund to The Boston Company Small Capitalization Equity Fund.

Under normal circumstances, at least 80% of Small Cap Fund's net assets are invested in equity and equity-related securities of U.S. companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. The fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund 's net assets. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations no greater than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity securities of foreign issuers, including issuers located in emerging markets.

Small Cap Tax-Sensitive Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Tax-Sensitive Equity Fund to The Boston Company Small Cap Tax-Sensitive Equity Fund.

Under normal circumstances, at least 80% of Small Cap Tax-Sensitive Equity Fund's net assets are invested in equity and equity-related securities of companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. The fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's net assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity securities of foreign issuers, including issuers located in emerging markets.

Because of the nature of the securities of small capitalization companies in which the Small Cap Tax-Sensitive Equity Fund will primarily invest (including those issued in initial public offerings), the Small Cap Tax-Sensitive Equity Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

International Core Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Equity Fund to The Boston Company International Core Equity Fund and the International Equity Portfolio changed its name from Standish International Equity Portfolio to The Boston Company International Core Equity Portfolio.

Under normal circumstances, at least 80% of International Core Equity Fund's net assets are invested in equity and equity-related securities located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The fund will purchase securities representing various industries and sectors. Up to 25% of the fund 's total assets may be invested in securities of issuers located in emerging markets, provided that not more than 5% of the fund 's total assets may be invested in issuers located in any one emerging market.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund 's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. The fund may also invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. Income received on the fund 's investments is incidental to the fund 's primary objective to obtain long-term capital gains. The fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the fund for investment.

International Small Cap Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Small Cap Fund to The Boston Company International Small Cap Fund and the International Small Cap Portfolio changed its name from Standish International Small Cap Portfolio to The Boston Company International Small Cap Portfolio.

Under normal circumstances, at least 80% of International Small Cap Fund's net assets are invested in equity and equity-related securities, including preferred stocks, of companies located in the foreign countries represented in the Salomon Smith Barney Broad Market ex-U.S. Index, and, to a limited extent, emerging markets. The fund will purchase securities representing various industries and sectors. The fund may purchase stocks not identified by the quantitative models in order to gain exposure to emerging industries. The fund may also participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the Broad Market Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Up to 25% of the fund 's total assets may be invested in securities of issuers located in emerging markets, provided that not more than 5% of the fund's total assets may be invested in issuers located in any one emerging market.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund 's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. The fund may also invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. Income received on the fund 's investments is incidental to the fund 's primary objective to obtain long-term capital gains. The fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the fund for investment.


                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Group of Equity Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

International Core Equity Fund and International Small Cap Fund may invest in foreign securities without limit. Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund limit their investments in foreign securities to 15% of their total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. Large Cap Core Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

International Core Equity Fund and International Small Cap Fund may invest any portion of their assets in securities denominated in a particular foreign currency. The portion of the International Core Equity Fund's and International Small Cap Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. The Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which its invests.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of International Core Equity Fund and International Small Cap Fund, in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. International Core Equity Fund and International Small Cap Fund may invest up to 25% of their total assets in issuers located in emerging markets. Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

The funds may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund invest primarily, and Large Cap Core Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. International Core Equity Fund and International Small Cap Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund and Small Cap Equity Fund may each invest up to 10% of its net assets in repurchase agreements. Small Cap Tax-Sensitive Equity Fund may invest up to 15% of its net assets in repurchase agreements. International Core Equity Fund and International Small Cap Fund are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund (or Portfolio, as the case may be), except the Large Cap Core Portfolio, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the Securities and Exchange Commission (the "SEC") does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Fund invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the funds' prospectus for each fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.


                     INVESTMENT TECHNIQUES AND RELATED RISK

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that Large Cap Core Fund is underweighted in cyclical stocks and overweighted in consumer stocks, Large Cap Core Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the

United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. The International Core Equity Fund and International Small Cap Fund may enter into futures contracts which are based upon indexes of foreign securities, such as the CAC40 or Nikkei 225. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund 's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and the adviser believes that the value of pounds will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the fund or the Portfolio. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Core Fund and Large Cap Core Portfolio. As a matter of fundamental policy, the Large Cap Core Portfolio (Large Cap Core Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio (fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (fund) may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Large Cap Core Portfolio (Large Cap Core Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund, but not the Portfolio).

Small Cap Value Fund and Small Cap Value Portfolio. As a matter of fundamental policy, Small Cap Value Portfolio (Small Cap Value Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio
(fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

Small Cap Growth Fund and Small Cap Growth Portfolio. As a matter of fundamental policy, Small Cap Growth Portfolio (Small Cap Growth Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio
(fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by he Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Growth Portfolio (Small Cap Growth Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Small Cap Equity Fund. As a matter of fundamental policy, Small Cap Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Equity Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund, but not the Portfolio).

Small Cap Tax-Sensitive Equity Fund. As a matter of fundamental policy, Small Cap Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     a. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Tax-Sensitive Equity Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except as permitted by the 1940 Act.

c.   Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

International Core Equity Fund and International Core Equity Portfolio. As a matter of fundamental policy, the International Core Equity Portfolio (International Core Equity Fund) may not:

1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities and other investment companies) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio (fund) may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio (fund) may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. The Portfolio (fund) may not make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Portfolio
(fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The International Core Equity Fund (International Core Equity Portfolio) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its assets in securities which are illiquid.

International Small Cap Fund and International Small Cap Portfolio. As a matter of fundamental policy, International Small Cap Portfolio (International Small Cap Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio
(fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The International Small Cap Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Large Cap Core, Small Cap Value, Small Cap Growth, Small Cap Tax-Sensitive Equity, International Small Cap and International Core Equity Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction.

For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the Securities and Exchange Commission. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


                         CALCULATION OF PERFORMANCE DATA

Each fund may, from time to time, advertise certain total return information. A fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

     Average annual return: T = (ERV/P)^(1/N) - 1

     Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) - 1

     Average annual return after taxes on distributions and redemptions:
     T2 = (ATVDr/P)^(1/N) - 1

     Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return.

     T1 = average annual total return (after taxes on distributions).

     T2 = average annual total return (after taxes on distributions and redemptions).

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

     ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long-term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

The funds' average annual total return for the one-, five-, and ten-year (or life of fund, if shorter) periods ended September 30, 2002 were as follows:

                                               Average Annual Total Return

               Fund                             1 Year             5-Year            10-Year         Since Inception
               ----                             ------             ------            -------         ---------------
Large Cap Core Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                         (17.52)%            (0.75)%            10.28%             11.98%(1)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (17.85)%            (2.64)%             7.40%               N/A
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (10.75)%            (0.86)%             7.71%               N/A
   and redemptions
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                         (10.88)%              N/A                N/A              12.69%(2)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (10.95)%              N/A                N/A              11.89%
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions          (6.66)%              N/A                N/A              10.06%
   and redemptions
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                         (25.29)%             4.87%               N/A               9.03%(3)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (25.29)%             3.75%               N/A               7.63%
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (15.53)%             4.03%               N/A               7.33%
   and redemptions
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                         (23.27)%            (0.95)%             7.53%             11.55%(4)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (23.27)%           (12.19)%            (0.31)%              N/A
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (14.29)%            (1.67)%             5.11%               N/A
   and redemptions
--------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                         (24.00)%             2.64%               n/a               7.94%(5)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (24.00)%             0.61%               n/a               6.38%
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions         (14.74)%             2.39%               n/a               6.81%
   and redemptions
--------------------------------------------------------------------------------------------------------------------
International Core Equity Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                          (6.48)%             2.82%              4.69%              3.92%(6)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions          (6.57)%             1.54%              3.00%               N/A
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions          (3.55)%             1.91%              3.32%               N/A
   and redemptions
--------------------------------------------------------------------------------------------------------------------
International Small Cap Fund
--------------------------------------------------------------------------------------------------------------------
   Return before taxes                           1.26%              8.14%(6)            N/A               9.52%(7)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions           1.02%              7.85%(6)            N/A               9.32%(7)
--------------------------------------------------------------------------------------------------------------------
   Return after taxes on distributions           0.91%              6.66%(6)            N/A               7.96%(7)
   and redemptions
--------------------------------------------------------------------------------------------------------------------

(1)  Large Cap Core Fund commenced operations on June 2, 1991.
(2)  Small Cap Value Fund commenced operations on February 1, 2000.
(3)  Small Cap Growth Fund commenced operations on December 23, 1996.
(4)  Small Cap Equity Fund commence operations on September 1, 1990.
(5)  Small Cap Tax-Sensitive Equity Fund commenced operations on January 2,
     1996.
(6)  International Core Equity Fund commenced operations on December 8, 1988.
(7) International Small Cap Fund commenced operations on February 1, 2000. For periods prior to February 1, 2000, the performance record of the International Small Cap Fund includes the performance record of its predecessor fund, SIMCO International Small Cap Fund, L.P. The predecessor fund was advised by Standish Investment Management Company, LLC, a wholly-owned subsidiary of Standish ("SIMCO"), using investment strategies and policies that are substantially similar to those of the International Small Cap Fund. The predecessor fund was not, however, registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds (such as the International Small Cap Fund). If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected.

These performance quotations should not be considered as representative of any fund's performance for any specified period in the future. In addition to average annual return quotations, the funds may quote quarterly and annual total returns on a net (with management and operating expenses deducted) and gross basis as follows:

Large Cap Core Fund

Quarter/Year         Net            Gross
------------        -----           ------
   1Q93              7.71            7.91
------------------------------------------
   2Q93              2.76            2.96
------------------------------------------
   3Q93              6.64            6.84
------------------------------------------
   4Q93              2.34            2.54
------------------------------------------
   1993             20.79           21.72
------------------------------------------
   1Q94             (2.30)          (2.13)
------------------------------------------
   2Q94             (3.14)          (2.96)
------------------------------------------
   3Q94              3.22            3.40
------------------------------------------

------------------------------------------
   4Q94             (1.50)          (1.33)
------------------------------------------
   1994             (3.78)          (3.10)
------------------------------------------
   1Q95              8.76            8.93
------------------------------------------
   2Q95             11.10           11.28
------------------------------------------
   3Q95              9.56            9.74
------------------------------------------
   4Q95              3.90            4.09
------------------------------------------
   1995             37.55           38.46
------------------------------------------
   1Q96              6.84            6.99
------------------------------------------
   2Q96              2.69            2.87
------------------------------------------
   3Q96              4.96            5.17
------------------------------------------
   4Q96             10.16           10.33
------------------------------------------
   1996             26.84           27.71
------------------------------------------
   1Q97              1.17            1.36
------------------------------------------
   2Q97             17.62           17.81
------------------------------------------
   3Q97             13.55           13.74
------------------------------------------
   4Q97              0.85            1.02
------------------------------------------
   1997             36.27           37.19
------------------------------------------
   1Q98             12.64           12.82
------------------------------------------
   2Q98             (1.87)          (1.71)
------------------------------------------
   3Q98            (18.66)         (18.50)
------------------------------------------
   4Q98             19.23           19.40
------------------------------------------
   1998              7.21            7.92
------------------------------------------
   1Q99             (6.98)          (6.83)
------------------------------------------
   2Q99             (8.02)          (8.19)
------------------------------------------
   3Q99             (6.27)          (6.10)
------------------------------------------
   4Q99              6.00            6.19
------------------------------------------
   1999             (0.17)           0.51
------------------------------------------
   1Q00              5.42            5.60
------------------------------------------
   2Q00             (1.65)          (1.47)
------------------------------------------
   3Q00              6.02            6.21
------------------------------------------
   4Q00              8.04            8.23
------------------------------------------
   2000             18.76           19.61
------------------------------------------
   1Q01             (5.39)          (5.22)
------------------------------------------
   2Q01              1.83            2.01
------------------------------------------
   3Q01            (10.83)         (10.67)
------------------------------------------
   4Q01              6.94            7.13
------------------------------------------
   2001             (8.13)          (7.47)
------------------------------------------
   1Q02              2.26            2.44
------------------------------------------
   2Q02             (8.98)          (8.82)
------------------------------------------
   3Q02            (17.31)         (17.18)
------------------------------------------
   4Q02              7.16            7.35
------------------------------------------
   2002            (17.52)         (16.92)
------------------------------------------

Small Cap Growth Fund

Quarter/Year         Net            Gross
------------        -----           ------
   1Q96              7.55%           7.55%
------------------------------------------
   2Q96             12.27           12.27
------------------------------------------
   3Q96             (2.32)          (2.32)
------------------------------------------
   4Q96              2.78            2.78
------------------------------------------
   1996             21.23           21.23
------------------------------------------
   1Q97            (10.45)         (10.45)
------------------------------------------
   2Q97             24.41           24.41
------------------------------------------
   3Q97             20.96           20.96
------------------------------------------
   4Q97             (8.27)          (8.10)
------------------------------------------
   1997             23.61           23.98
------------------------------------------
   1Q98             12.30           12.49
------------------------------------------
   2Q98             (2.69)          (2.52)
------------------------------------------
   3Q98            (20.36)         (20.20)
------------------------------------------
   4Q98             27.14           27.35
------------------------------------------
   1998             10.65           11.45
------------------------------------------
   1Q99             12.63           12.84
------------------------------------------
   2Q99             10.76           10.95
------------------------------------------
   3Q99             (1.00)          (0.82)
------------------------------------------
   4Q99
------------------------------------------
   1999             23.50           24.17
------------------------------------------
   1Q00             23.00           23.26
------------------------------------------
   2Q00             (7.88)          (7.67)
------------------------------------------
   3Q00              1.13            1.38
------------------------------------------
   4Q00            (24.76)         (24.56)
------------------------------------------
   2000            (12.96)         (13.78)
------------------------------------------
   1Q01            (24.06)         (23.85)
------------------------------------------
   2Q01             16.01           16.28
------------------------------------------
   3Q01            (24.28)         (24.07)
------------------------------------------
   4Q01             17.38           17.67
------------------------------------------
   2001            (21.69)         (20.89)
------------------------------------------
   1Q02             (0.65)          (0.41)
------------------------------------------
   2Q02            (11.54)         (11.31)
------------------------------------------
   3Q02            (16.70)         (16.48)
------------------------------------------
   4Q02              3.82            4.08
------------------------------------------
   2002            (24.00)         (23.22)
------------------------------------------


Small Cap Equity Fund

Quarter/Year         Net            Gross
------------        -----           ------
   1Q93              0.62            0.84
------------------------------------------
   2Q93              3.45            3.70
------------------------------------------
   3Q93             14.45           14.67
------------------------------------------
   4Q93              7.63            7.83
------------------------------------------
   1993             28.21           29.30
------------------------------------------
   1Q94             (3.48)          (3.29)
------------------------------------------
   2Q94             (4.39)          (4.19)
------------------------------------------
   3Q94              5.90            6.11
------------------------------------------
   4Q94             (1.42)          (1.22)
------------------------------------------

------------------------------------------
   1994             (3.66)          (2.88)
------------------------------------------
   1Q95              6.03            6.22
------------------------------------------
   2Q95              2.55            2.73
------------------------------------------
   3Q95             16.17           16.36
------------------------------------------
   4Q95              2.80            2.98
------------------------------------------
   1995             29.83           30.77
------------------------------------------
   1Q96              6.60            6.80
------------------------------------------
   2Q96             10.27           10.47
------------------------------------------
   3Q96             (2.98)          (2.80)
------------------------------------------
   4Q96             (2.91)          (3.11)
------------------------------------------
   1996             17.36           18.24
------------------------------------------
   1Q97            (12.33)         (12.16)
------------------------------------------
   2Q97             20.87           21.08
------------------------------------------
   3Q97             20.72           20.92
------------------------------------------
   4Q97             (9.98)          (9.80)
------------------------------------------
   1997             15.16           15.99
------------------------------------------
   1Q98             13.35           13.55
------------------------------------------
   2Q98             (7.01)          (6.84)
------------------------------------------
   3Q98            (23.27)         (23.12)
------------------------------------------
   4Q98             25.77           25.97
------------------------------------------
   1998              1.71            2.45
------------------------------------------
   1Q99             17.28           17.55
------------------------------------------
   2Q99             14.01           14.27
------------------------------------------
   3Q99             (2.14)          (1.96)
------------------------------------------
   4Q99             56.40           56.65
------------------------------------------
   1999             79.10           80.34
------------------------------------------
   1Q00             23.07           23.27
------------------------------------------
   2Q00             (9.18)          (9.02)
------------------------------------------
   3Q00             (4.11)          (3.96)
------------------------------------------
   4Q00            (24.69)         (24.54)
------------------------------------------
   2000            (19.28)         (18.72)
------------------------------------------
   1Q01            (21.24)         (21.07)
------------------------------------------
   2Q01             19.01           19.21
------------------------------------------
   3Q01            (24.33)         (24.17)
------------------------------------------
   4Q01             19.14           19.35
------------------------------------------
   2001            (15.49)         (14.84)
------------------------------------------
   1Q02             (0.62)          (0.44)
------------------------------------------
   2Q02            (11.09)         (10.92)
------------------------------------------
   3Q02            (17.13)         (16.97)
------------------------------------------
   4Q02              4.79            4.98
------------------------------------------
   2002            (23.27)         (22.69)
------------------------------------------

Small Cap Tax-Sensitive Equity Fund

Quarter/Year         Net            Gross
------------        -----           ------
   1Q96              7.55            7.55
------------------------------------------
   2Q96             12.27           12.27
------------------------------------------
   3Q96             (2.32)          (2.32)
------------------------------------------
   4Q96              2.78            2.78
------------------------------------------
   1996             21.23           21.23
------------------------------------------
   1Q97            (10.45)         (10.45)
------------------------------------------
   2Q97             24.41           24.41
------------------------------------------
   3Q97            (20.96)         (20.96)
------------------------------------------
   4Q97             (8.27)          (8.10)
------------------------------------------
   1997             23.61           23.98
------------------------------------------
   1Q98             12.30           12.49
------------------------------------------
   2Q98             (2.69)          (2.52)
------------------------------------------
   3Q98            (20.36)         (20.20)
------------------------------------------
   4Q98             27.14           27.35
------------------------------------------
   1998             10.65           11.45
------------------------------------------
   1Q99             12.63           12.84
------------------------------------------
   2Q99             10.76           10.95
------------------------------------------
   3Q99             (1.00)          (1.00)
------------------------------------------
   4Q99             (1.00)          (0.82)
------------------------------------------
   1999             23.50           24.17
------------------------------------------
   1Q00             23.00           23.26
------------------------------------------
   2Q00             (7.88)          (7.67)
------------------------------------------
   3Q00              1.13            1.38
------------------------------------------
   4Q00            (24.76)         (24.56)
------------------------------------------
   2000            (12.96)         (13.78)
------------------------------------------
   1Q01            (24.06)         (23.85)
------------------------------------------
   2Q01             16.01           16.28
------------------------------------------
   3Q01            (24.28)         (24.07)
------------------------------------------
   4Q01             17.38           17.67
------------------------------------------
   2001            (21.69)         (20.89)
------------------------------------------
   1Q02             (0.65)          (0.41)
------------------------------------------
   2Q02            (11.54)         (11.31)
------------------------------------------
   3Q02            (16.70)         (16.48)
------------------------------------------
   4Q02              3.82            4.08
------------------------------------------
   2002            (24.00)         (23.22)
------------------------------------------


International Small Cap Fund*

Quarter/Year         Net            Gross
------------        -----           ------
   1Q96              9.12            9.12
------------------------------------------
   2Q96              8.12            8.12
------------------------------------------
   3Q96              0.48            0.48
------------------------------------------
   4Q96              6.23            6.23
------------------------------------------
   1996             25.94           25.94
------------------------------------------
   1Q97              2.47            2.85
------------------------------------------
   2Q97             12.31           12.73
------------------------------------------
   3Q97              1.71            2.09
------------------------------------------
   4Q97            (13.32)          (13.0)
------------------------------------------
   1997              1.45            2.99
------------------------------------------
   1Q98             21.69           22.14
------------------------------------------

------------------------------------------
   2Q98              2.01            2.40
------------------------------------------
   3Q98            (20.87)         (20.56)
------------------------------------------
   4Q98             12.06           12.40
------------------------------------------
   1998             10.09           11.67
------------------------------------------
   1Q99              9.30            9.67
------------------------------------------
   2Q99             14.28           14.73
------------------------------------------
   3Q99             10.33           10.77
------------------------------------------
   4Q99              2.40            2.80
------------------------------------------
   1999             41.13           43.27
------------------------------------------
   1Q00              5.48            5.83
------------------------------------------
   2Q00              3.68            3.50
------------------------------------------
   3Q00             (2.92)          (2.63)
------------------------------------------
   4Q00             (1.51)          (1.20)
------------------------------------------
   2000              4.07            5.37
------------------------------------------
   1Q01             (9.43)          (9.15)
------------------------------------------
   2Q01              7.13            7.46
------------------------------------------
   3Q01            (13.29)         (13.00)
------------------------------------------
   4Q01              7.35            7.68
------------------------------------------
   2001             (9.67)          (8.54)
------------------------------------------
   1Q02              7.24            7.56
------------------------------------------
   2Q02              7.37            7.73
------------------------------------------
   3Q02            (14.74)         (14.45)
------------------------------------------
   4Q02              3.15            3.47
------------------------------------------
   2002              1.26            2.57
------------------------------------------

*For periods prior to February 1, 2000, the performance record of the International Small Cap Fund includes the performance record of its predecessor fund, SIMCO International Small Cap Fund, L.P.

International Core Equity Fund

Quarter/Year         Net            Gross
------------        -----           ------
   1Q93              7.23            7.57
------------------------------------------
   2Q93              3.11            3.48
------------------------------------------
   3Q93              8.45            8.77
------------------------------------------
   4Q93             15.32           15.64
------------------------------------------
   1993             38.27           40.01
------------------------------------------
   1Q94             (5.87)          (5.57)
------------------------------------------
   2Q94             (0.06)           0.22
------------------------------------------
   3Q94              2.84            3.17
------------------------------------------
   4Q94             (3.87)          (3.59)
------------------------------------------
   1994             (6.99)          (5.83)
------------------------------------------
   1Q95             (5.07)          (4.78)
------------------------------------------
   2Q95              2.57            2.86
------------------------------------------
   3Q95              2.41            2.68
------------------------------------------
   4Q95              2.31            2.68
------------------------------------------
   1995              2.01            3.26
------------------------------------------
   1Q96              2.38            2.51
------------------------------------------

------------------------------------------
   2Q96              4.89            5.02
------------------------------------------
   3Q96             (1.15)          (1.03)
------------------------------------------
   4Q96              1.22            1.34
------------------------------------------
   1996              7.44            7.97
------------------------------------------
   1Q97             (1.72)          (1.60)
------------------------------------------
   2Q97             11.85           12.12
------------------------------------------
   3Q97             (2.08)          (1.83)
------------------------------------------
   4Q97             (9.40)          (9.17)
------------------------------------------
   1997             (2.47)          (1.63)
------------------------------------------
   1Q98             21.51           21.78
------------------------------------------
   2Q98              3.52            3.77
------------------------------------------
   3Q98            (14.82)         (14.61)
------------------------------------------
   4Q98             16.22           16.49
------------------------------------------
   1998             24.53           25.71
------------------------------------------
   1Q99             (2.09)          (1.85)
------------------------------------------
   2Q99              3.37            3.62
------------------------------------------
   3Q99              3.08            3.32
------------------------------------------
   4Q99             12.96           13.22
------------------------------------------
   1999             17.85           18.97
------------------------------------------
   1Q00             (0.88)          (0.64)
------------------------------------------
   2Q00              0.41            0.65
------------------------------------------
   3Q00             (4.11)          (3.96)
------------------------------------------
   4Q00              0.47            0.71
------------------------------------------
   2000             (4.77)          (3.84)
------------------------------------------
   1Q01             (9.43)          (9.15)
------------------------------------------
   2Q01              7.13            7.46
------------------------------------------
   3Q01            (13.29)         (13.00)
------------------------------------------
   4Q01              7.35            7.68
------------------------------------------
   2001             (9.67)          (8.54)
------------------------------------------
   1Q02              3.17            3.42
------------------------------------------
   2Q02              3.64            3.89
------------------------------------------
   3Q02            (16.50)         (16.28)
------------------------------------------
   4Q02              4.76            5.02
------------------------------------------
   2002             (6.48)          (5.53)
------------------------------------------

These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's advisory fee was not imposed, in whole or in part, and the adviser limited other expenses of certain funds in varying amounts during various periods since each fund's inception. In the absence of such arrangements, the performance of each fund would have been lower.

Each fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, Large Cap Core Fund may compare its performance to the Russell 1000 Value Index, which is generally considered to be representative of those Russell 1000 companies with value characteristics, and the S&P 500 Index. The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Russell 1000 Index is generally considered to be representative of unmanaged large capitalization stocks in the United States markets. The Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund may compare their performances to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. Small Cap Value Fund may compare its performance to the Russell 2000 Index and the Russell 2000 Value Index, which is generally considered to be representative of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values and the S&P 500 Index. International Core Equity Fund may compare its performance to the EAFE Index. The EAFE Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in European, Australian and Far Eastern securities markets and is based on month-end market capitalization. International Small Cap Fund may compare its performance to the Salomon Smith Barney Broad Market Index ex-U.S. The EMI ex-U.S. represents the small capitalization component of the Salomon Brothers Extended Market Index excluding the U.S. The Broad Market Index is a comprehensive float weighted equity index consisting of every company with an investable market capitalization of $100 million in 23 countries. Investable market capitalization is defined as total market capital less large private holdings, government holdings and corporate cross-holdings and taking into account legal restrictions on foreign investment. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. The trustees of the Portfolio Trust are identical to the trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of The Boston Company Asset Management, LLC or Standish Mellon Asset Management Company LLC.

Name, Address and (Age)       Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust or     and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Portfolio Trust                Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                                            Disinterested Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (62)          Since 1986        Chairman of the Board             22            Director, Port
Trustee                                        and Chief Executive Officer,                      Financial Corp;
c/o Decision Resources, Inc.                    Decision Resources, Inc.;                      Cambridgeport Bank;
1100 Winter Street                             Trustee, Cornell University;                     and Charles Bridge
Waltham, MA  02451                              Director, CareGroup, Inc.                           Publishing

Benjamin M. Friedman (58)       Since 1986        William Joseph Maier,             22          Director, Private
Trustee                                           Professor of Political                      Export Funding Corp.;
c/o Harvard University                                   Economy,                                 Britanica.com;
Cambridge, MA  02138                                Harvard University                        Harvard Magazine; and
                                                                                                  Harvard Hillel
John H. Hewitt (68), Trustee    Since 1986         Trustee, The Peabody             22
P.O. Box 233                                           Foundation;
New London, NH  03257                          Trustee, Mertens House, Inc.

Caleb Loring III (59)           Since 1986        Trustee, Essex Street             22
Trustee                                                 Associates
c/o Essex Street Associates                      (family investment trust
400 Essex Street                                         office);
Beverly, MA  01915                               Director, Holyoke Mutual
                                                    Insurance Company;
                                                 Director, Carter Family
                                                       Corporation;
                                               Board Member, Gordon-Conwell
                                              Theological Seminary; Chairman
                                                  of the Advisory Board,
                                                        Salvation
                                                Army; Chairman, Vision New
                                                         England
---------------------------------------------------------------------------------------------------------------------
                                              Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Richard S. Wood (48)          Since 1989     President, Director and Vice          22
Trustee                                        Chairman of Standish Mellon
c/o Standish Mellon Asset                      Asset Management Company LLC
Management Company LLC,                         since July 2001; formerly
One Boston Place                                  President and Managing
Boston, MA  02108                               Director, Standish, Ayer &
                                                Wood, Inc.; Executive Vice
                                                 President and Director,
                                                  Standish International
                                                 Management Company, LLC

---------------------------------------------------------------------------------------------------------------------
                         Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard             Since 2003      Senior Vice President and
(37) President and Chief                         Chief Operating Officer,
Executive Officer                               Mellon Institutional Asset
c/o Standish Mellon Asset                       Management; formerly Vice
Management Company LLC,                       President and Chief Financial
One Boston Place                              Officer, Mellon Institutional
Boston, MA  02108                                   Asset Management.

Beverly E. Banfield (46)        Since 2002    Director and Chief Compliance
Vice President and Secretary                     Officer since July 2001,
c/o Standish Mellon Asset                         Standish Mellon Asset
Management Company LLC,                          Management Company LLC;
One Boston Place                                  formerly Director and
Boston, MA  02108                             Compliance Officer, Standish,
                                                    Ayer & Wood, Inc.

Steven M. Anderson (37)         Since 2002      Assistant Vice President,
Vice President and Treasurer                      Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC since
Management Company LLC,                       July 2001; formerly Assistant
One Boston Place                                Vice President and Mutual
Boston, MA  02108                              Funds Controller, Standish,
                                              Ayer & Wood, Inc. since April
                                              1, 1998; formerly Independent
                                                Consultant for Banking and
                                                    Financial Services

Denise B. Kneeland (51)         Since 1996       Vice President, Standish
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                      Company LLC since July 2001;
Management Company LLC,                        formerly Vice President and
One Boston Place                                  Manager, Mutual Funds
Boston, MA  02108                              Operations, Standish, Ayer &
                                                        Wood, Inc.

Lisa Kane (32)                  Since 2000      Assistant Vice President,
Assistant Vice President                          Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC since
Management Company LLC,                       July 2001; formerly Assistant
One Boston Place                                Vice President and Client
Boston, MA  02108                                 Service Professional,
                                               Standish, Ayer & Wood, Inc.

Cara E. Hultgren (32)           Since 2002       Supervisor, Mutual Fund
Assistant Vice President                       Operations, Standish Mellon
c/o Standish Mellon Asset                      Asset Management Company LLC
Management Company LLC,                         since July 2001; formerly
One Boston Place                                 Supervisor, Mutual Fund
Boston, MA  02108                              Operations, Standish, Ayer &
                                                        Wood, Inc.

Jonathan M. Windham (28)        Since 2002    Performance Analyst, Standish                              `
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                      Company LLC since July 2001;
Management Company LLC,                       formerly Performance Analyst,
One Boston Place                               Standish, Ayer & Wood, Inc.
Boston, MA  02108                               since 2000; formerly Fund
                                               Pricing Specialist/Analyst,
                                               PFPC, Inc. since 1997; prior
                                                     to 1997, student

Scott B. Simonds (42)                           Compliance Analyst, Boston
c/o Standish Mellon Asset                       Partners; Fund Accountant,
Management Company LLC,                           Mellon Financial Corp.
One Boston Place
Boston, MA  02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.

The Trust and the Portfolio Trust each have two standing committees of the Board
- an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust or the Portfolio Trust (the "Disinterested Trustees"). The board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held 4 meetings and the Portfolio Trust's Board of Trustees held 5 meetings. The Audit Committee held 4 meetings and the Nominating Committee held no meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

---------------------------------------------------------------------------------------------------------
   Name of Trustee               Dollar Range of Equity Securities in        Aggregate Dollar Range of
                                     the Trust or Portfolio Trust             Equity Securities in All
                                                                               Registered Investment
                                                                              Companies Overseen by
                                                                               Trustee in the Mellon
                                                                             Institutional Funds Family
                                                                                      of Funds
---------------------------------------------------------------------------------------------------------
                                        Disinterested Trustees
---------------------------------------------------------------------------------------------------------
  Samuel C. Fleming                       $50,001 to $100,000                   $50,001 to $100,000
---------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                         over $100,000                         over $100,000
---------------------------------------------------------------------------------------------------------
   John H. Hewitt                            over $100,000                         over $100,000
---------------------------------------------------------------------------------------------------------
  Caleb Loring, III                       $50,001 to $100,000                   $50,001 to $100,000
---------------------------------------------------------------------------------------------------------
                                        Interested Trustees
---------------------------------------------------------------------------------------------------------
   Richard S. Wood                           over $100,000                         over $100,000
---------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund s' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of TBCAM or Standish Mellon Asset Management Company LLC ("Standish Mellon"), may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of TBCAM.

The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's trustees as of each fund's fiscal year ended December 31, 2002:

                      Aggregate Compensation from the Funds

                                                                                                                  Total
                                                                                                 Pension or     Compensa-
                                                               Small                              Retirement    tion from
                                                                Cap       Interna-    Interna-     Benefits     Funds and
                       Large     Small     Small     Small      Tax-       tional      tional     Accrued as    Portfolio
                        Cap       Cap       Cap       Cap     Sensitive     Core        Small       Part of      & Other
 Name of               Core      Value    Growth    Equity     Equity      Equity        Cap         Funds'     Funds in
 Trustee               Fund**    Fund**    Fund**    Fund       Fund        Fund**      Fund**      Expense      Complex*
--------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming      2,383      705      1,218      618       1,940        1,039        658           0         45,875
Benjamin M. Friedman   2,383      705      1,218      618       1,940        1,039        658           0         45,875
John H. Hewitt         2,383      705      1,218      618       1,940        1,039        658           0         45,875
Caleb Loring, III      2,520      765      1,389      652       2,101        1,124        704           0         50,875
Richard S. Wood            0        0          0        0           0            0          0           0              0

* As of the date of this Statement of Additional Information there were 22 funds in the fund complex.
** The fund bears its pro rata allocation of trustees' fees paid by its corresponding Portfolio to the trustees of the Portfolio Trust.

Material Relationships of the Disinterested Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates, such as TBCAM, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon (which includes TBCAM); or (vii) an officer of any such affiliate.

During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

At November 21, 2002 (December 31, 2002 for the Small Cap Tax-Sensitive Equity
Fund), the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Large Cap Core Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
Self Insurance Revolving Fund                                      14%
University of Washington
280 Gerberding Hall
Box 351248
Seattle, WA  98195

Teamsters Local Union 918 Pension Fund                             14%
2137-47 Utica Avenue
Brooklyn, NY  11234

Mac & Co. Omnibus Reinvest/Reinvest                                 7%
Mellon Private Asset management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Living Care Villages of MA/North Hill                               7%
865 Central Avenue
Needham, MA  02492

Charles Schwab & Co., Inc.                                          5%
Special account FBO Customers
101 Montgomery Street
Attn:  Mutual Funds
San Francisco, CA  94104


Small Cap Value Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
Mac & Co. Omnibus Cash/Reinvest                                    15%
Mellon Private Asset Management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Mac & Co. Omnibus Reinvest/Reinvest                                12%
Mellon Private Asset management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Fleet National Bank FBO Customer                                    8%
Revocable Trust
P.O. Box 92800
Rochester, NY 14692

Small Cap Equity Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
Pearlreef & Co.                                                    28%
c/o State Street Bank & Trust Co.
P.O. Box 470
Boston, MA 02102

FM Global Pension Plan - Equities                                  25%
C/o FM Global
225 Wyman Street
P.O. Box 9198
Waltham, MA 02454

Gordon College Diversified                                         11%
255 Grapevine Road
Wenham, MA  01984

Schrafft Charitable Trust                                          10%
One Boston Place
Boston, MA  02111


Small Cap Tax-Sensitive Equity Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                         2%*
Special Custody Acct. For
Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Factory Mutual Insurance Co.                                       10%
P.O. Box 9198
225 Wyman Street
Waltham, MA 02454

Mac & Co. Reinvest                                                 10%
PO Box 534005
Pittsburgh, PA  15253

Mac & Co. Cash/Reinvest                                             8%
PO Box 534005
Pittsburgh, PA  15253

* Because the shareholder beneficially owned 25% of more of the outstanding shares of the fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

International Core Equity Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
Pearlreef & Co.                                                    20%
c/o State Street Bank & Trust Co.
P.O. Box 470
Boston, MA 02102

Factory Mutual Insurance Company                                   13%
225 Wyman Street
P.O. Box 9198
Waltham, MA 02454

Mac & Co. Omnibus Cash/Reinvest                                    13%
Mellon Private Asset Management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Mac & Co. Omnibus Reinvest/Reinvest                                 7%
Mellon Private Asset management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005


International Small Cap Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
Factory Mutual Insurance Company                                   16%
225 Wyman Street
P.O. Box 9198
Waltham, MA 02454

Mac & Co. Omnibus Reinvest/Reinvest                                12%
Mellon Private Asset management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Mac & Co. Omnibus Cash/Reinvest                                     9%
Mellon Private Asset Management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Charles Schwab & Co., Inc.                                          8%
Special account FBO Customers
101 Montgomery Street
Attn:  Mutual Funds
San Francisco, CA  94104

Small Cap Growth Fund

                                                             Percentage of
Name and Address                                             Outstanding Shares
-------------------------------------------------------------------------------
                               Institutional Class

Mac & Co. Omnibus Reinvest/Reinvest                                16%
Mellon Private Asset management
Attn:  Mutual Fund Operations
P.O. Box 534005
Pittsburgh, PA 15253-4005

Living Care Villages of MA/North Hill                              12%
865 Central Avenue
Needham, MA  02492

Charles Schwab & Co., Inc.                                          8%
Special account FBO Customers
101 Montgomery Street
Attn:  Mutual Funds
San Francisco, CA  94104

Wells Fargo Bank Minnesota, NA                                      6%
FBO the AMF - Expansion Fund a/c 652944026
C/o Wells Fargo Bank Minnesota, NA
P.O. Box 1533
Minneapolis, MN  55480

Sheldon & Co.                                                       6%
c/o National City Bank
Attn:  Mutual Funds
P.O. Box 94984
Cleveland, OH 44101

                                  Service Class

American Express Trust Company                                    100%
FBO American Express Trust Retirement
Services Plans
C/o American Express Trust Company
P.O. Box 534
N10/996-733 Marquette Ave.
Minneapolis, MN 55440

Investment Adviser

Effective July 1, 2003, The Boston Company Asset Management, LLC ("TBCAM") replaced Standish Mellon Asset Management Company LLC as investment adviser to the Large Cap Core Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Portfolio and International Small Cap Portfolio by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreement between the funds, the portfolios and Standish Mellon. The services provided to the funds and the portfolios pursuant to the investment advisory agreement after July 1, 2003 are the same as the services previously provided by Standish Mellon to the funds and the portfolios. Pursuant to an agreement between TBCAM and Standish Mellon, TBCAM has engaged Standish Mellon to continue to provide, but on TBCAM's behalf, certain administrative, compliance and shareholder service functions previously provided by Standish Mellon directly.

TBCAM is registered as an investment adviser under the Investment Advisers Act of 1940. TBCAM is a wholly owned indirect subsidiary of Boston Safe Deposit and Trust Company, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. Boston Safe Deposit and Trust Company is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

TBCAM Holdings, also located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108, is the manager of TBCAM. The following constitute the members of the Board of Directors of TBCAM Holdings: William Adam; Frank Antin; Stephen Canter; Corey Griffin; Peter Higgins; Edward Ladd; John Nagorniak; Ron O'Hanley; and Patrick Sheppard.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios' and the funds to use the name "The Boston Company." In addition to those services, the adviser provides Small Cap Fund and Small Cap Tax-Sensitive Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the fund's or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate

               Fund (as a percentage of average daily net assets)

             Large Cap Core Portfolio                           0.50%
             Small Cap Value Portfolio                          0.80%
             Small Cap Growth Portfolio                         0.80%
             Small Cap Equity Fund                              0.60%
             Small Cap Tax-Sensitive Equity Fund                0.80%
             International Core Equity Portfolio                0.80%
             International Small Cap Portfolio                  1.00%

During the last fiscal year ended September 30, 2002 and the previous two fiscal years ended September 30, 2001 and 2000, the funds and the Portfolios paid advisory fees in the following amounts:

           Fund                               2000                 2001                2002
           ----                               ----                 ----                ----
Large Cap Core Fund                            N/A                 N/A                 N/A
Large Cap Core Portfolio                    $828,980             $711,418          $401,992(7)
Small Cap Value Fund                         $0(2)(4)           $92,254(4)         $199,668(4)
Small Cap Value Portfolio                      N/A                 N/A                 N/A
Small Cap Growth Fund                          N/A                 N/A                 N/A
Small Cap Growth Portfolio                 $1,008,451          $391,807(6)         $218,680(6)
Small Cap Equity Fund                      $742,203(1)         $109,014(1)             0(1)
Small Cap Equity Portfolio                 $317,710(1)             N/A                 N/A
Small Cap Tax-Sensitive Equity Fund      $1,898,441%(8)        $899,095%(8)        $687,580%(8)
International Core Equity Fund             $180,477(3)         $179,989(3)         $234,374(3)
International Core Equity Portfolio            N/A                 N/A                 N/A
International Small Cap Fund                 $0(2)(5)           $61,858(5)         $120,764(5)
International Small Cap Portfolio              N/A                 N/A                 N/A

(1) The Small Cap Equity Fund withdrew its assets from the Small Cap Equity Portfolio on January 28, 2000. After that date, the Small Cap Equity Fund paid the adviser directly for managing its assets. For the fiscal years ended September 30, 2000, 2001 and 2002, the adviser voluntarily agreed not to impose a portion of its advisory fee (to the Portfolio and fund) in the amounts of $57,844, $109,012 and $122,470, respectively.

(2) Small Cap Value Fund and International Small Cap Fund commenced operations on February 1, 2000.

(3) For the period ended September 30, 2000, 2001 and 2002, the adviser voluntarily agreed not to impose a portion of its fees in the amounts of $149,939, $152,193 and $169,959, respectively.

(4) For the period ended September 30, 2000, 2001 and 2002, the adviser voluntarily agreed not to impose any of its advisory fee in the amount of $15,451, $80,781 and $86,583, respectively.

(5) For the period ended September 30, 2000, 2001 and 2002, the adviser voluntarily agreed not to impose any of its advisory fee in the amount of $103,453, $166,911 and $163,030, respectively.

(6) For the fiscal year ended September 30, 2001 and 2002, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $44,733 and $61,643.

(7) For the fiscal year ended September 30, 2002, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $17,610.

(8) For the fiscal year ended September 30, 2001 and 2002, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $45,928 and $45,928.

The adviser has voluntarily and temporarily agreed to limit total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and the Small Cap Tax-Sensitive Equity Fund to 0.71%, 0.74%, 1.00% and 1.00%, respectively, of the applicable fund's average daily net assets. The adviser has agreed to limit the total annual expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of the International Core Equity Fund, International Small Cap Fund and Small Cap Value Fund such that they will not exceed 1.00%, 1.25% and 1.00%, respectively, through March 1, 2003. After March 1, 2003, the adviser has agreed to continue to limit the total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of International Core Equity Fund, International Small Cap Fund and Small Cap Value Fund such that they will not exceed 1.25%, 1.50% and 1.25%, respectively.

TBCAM may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each Portfolio, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund each bear expenses of their operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolios, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

The term of the investment advisory agreements for each Portfolio, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund end on October 31, 2003. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or the applicable Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the Small Cap Equity Fund, the Small Cap Tax-Sensitive Equity Fund and the Portfolios, the adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted codes of ethics containing extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds and the Portfolios. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the Small Cap Fund, the Small Cap Tax-Sensitive Equity Fund and their shareholders, and the Portfolios and their investors, come before those of the adviser and its employees.

Factors Considered by the Disinterested Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that the investment advisory agreements between the adviser and the Trust and Portfolio Trust, on behalf of each fund or Portfolio, be approved annually both by the respective Boards of Trustees and also by a majority of the Disinterested Trustees voting separately. At a meeting held on October 8, 2002, each Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each investment advisory agreement are fair and reasonable and that each agreement is in the best interest of the respective funds and Portfolios.

In evaluating each investment advisory agreement, the Trustees reviewed materials furnished by the adviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the adviser the fund's and Portfolio's operations and the adviser's ability to provide advisory and other services to the funds and the Portfolios. The Trustees also reviewed, among other things:

o the scope and nature of the advisory and administrative services provided by the adviser and its affiliates;
o the fee charged by the adviser for investment advisory services as well as other compensation or benefits, including "soft dollar" benefits, received by the adviser and its affiliates;
o the investment performance, fees and total expenses of the Funds and the Portfolios and of the investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices;
o    the profitability to the adviser of managing the Funds and the Portfolios.
o    sales and redemption activity of the Funds and Portfolios;
o the experience of the investment advisory personnel providing services to the Funds and the Portfolios; and
o the adviser's brokerage practices with respect to the Funds' and Portfolios' portfolio transactions;

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the adviser and Mellon as well as the qualifications of their respective personnel; (2) reasonableness of the fee and expense ratios of the Funds and Portfolios relative to the quality of services expected to be provided and their comparability to the fee and expense ratios of similar investment companies; (3) the strategic plan offered by Mellon for the support and growth of its asset management subsidiaries, and the adviser's place within that plan and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.

Administrator

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston Massachusetts 02116, serves as the administrator to the Portfolios and TBCAM serves as the administrator to the feeder funds pursuant to written administration agreements with the Trust on behalf of these funds. As administrators, IBT and TBCAM manage the affairs of their respective Portfolios or funds, provide all necessary office space and services of executive personnel for administering the affairs of the funds, and, in the case of Standish, allows the feeder funds to use the name "The Boston Company." For these services, IBT currently receives a fee from the funds based on a percentage of the fund's net assets according to the following formula: 0.0105% of net assets up to the first $1 billion, 0.0034% of net assets for the next $500 million and 0.0017% of net assets in excess of $1.5 billion. IBT also receives an aggregate fee of $14,188 per month from all of the Portfolios in the Portfolio Trust and the Small Cap Fund and Small Cap Tax-Sensitive Fund in the Trust.

This fee is allocated among each Portfolio and the funds based upon the relative asset sizes of the Portfolios and the funds. IBT receives an aggregate fee of $2,500 per month from all of the Feeder Funds in the Trust. This fee is allocated among each Feeder Fund based upon the relative asset sizes. Standish currently does not receive any additional compensation for its services as administrator. The trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services. Each of the administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Custodian

Investors Bank & Trust Company serves as the custodian of the assets of the Trust. The offices of Investors Bank & Trust Company are located at 200 Clarendon Street, Boston, Massachusetts 02116.


                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Shares of the funds purchased through authorized brokers and dealers may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, Mellon Funds Distributor or Standish.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.


                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each Portfolio's and fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the funds. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolios and the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Small Cap Fund and the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the funds and the Portfolios under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund or a Portfolio. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended September 30,

          Fund/Portfolio                      2000                   2001                      2002
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Large Cap Core Fund(1)                         N/A                    N/A                       N/A
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Large Cap Core Portfolio(4)                 $317,420               $216,287                  $233,830(6)
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Small Cap Value Fund(1)(3)(4)                $4,679                $100,583                  $270,068(6)
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Small Cap Value Portfolio(4)                   N/A                    N/A                       N/A
--------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)                       N/A                    N/A                       N/A
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Small Cap Growth Portfolio(4)               $296,743               $158,073                  $330,782(6)
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Small Cap Equity Fund(2)(4)                 $206,395               $118,974                  $215,289(6)
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Small Cap Equity Portfolio(2)                  N/A                    N/A                       N/A
--------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund         $363,575               $288,465                  $913,824(6)
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International Core Equity Fund(1)(4)        $286,388               $177,609                  $188,011
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International Core Equity Portfolio(4)         N/A                    N/A                       N/A
--------------------------------------------------------------------------------------------------------
International Small Cap Fund(1)(2)(3)(4)     $39,264                $62,365                  $78,029(6)
--------------------------------------------------------------------------------------------------------
International Small Cap Portfolio(4)           N/A                    N/A                       N/A
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(1) The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

(2) The Small Cap Equity Fund withdrew its assets from the Small Cap Equity Portfolio on January 28, 2000 and, is no longer a feeder fund. The Small Cap Equity Fund thus directly pays its own brokerage commissions.

(3) The Small Cap Value Fund and International Small Cap Funds commenced operations on February 1, 2000.

(4) The Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund's converted to the master-feeder structure after January 28, 2003.

(5) At September 30, 2002, the following funds or portfolios held securities of their regular broker-dealers: The Large Cap Core Portfolio held 7,900 shares of Goldman Sachs valued at $521,637 and the Small Cap Value Fund held 7,900 shares of Investment Technology Group valued at $231,154.

(6) The differences in brokerage commissions paid by the Funds and the Portfolios each year is attributable to changes in the net assets in the respective Fund or Portfolio over those years.

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York City time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund (substantially all of which, in the case of Large Cap Core Fund and Small Cap Growth Funds, will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the NYSE on the following Business Day.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund or Portfolio are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund 's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.


                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for the funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, the Large Cap Core and Small Cap Growth Funds invest all of their investible assets in other open-end investment companies (i.e., the corresponding Portfolios).

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the fund, would nonetheless be voted on by the Trustees of the Trust.


                         THE PORTFOLIO AND ITS INVESTORS

Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (formerly, Standish, Ayer & Wood Master Portfolio), which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio Trust may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.


                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund invest their assets in the corresponding Portfolios, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy such requirements. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, that Portfolio's net investment income net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make cash available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

Each fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that the funds qualify as regulated investment companies, they will also not be required to pay any Massachusetts income tax.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the Large Cap Core Fund has $53,626 of capital loss carryforwards which expires September 30, 2010, available to offset future net capital gains, the Small Cap Growth Fund has $4,445,465 of capital loss carryforwards which expire on September 30, 2009 and 2010, respectively, available to offset future net capital gains, the Small Cap Equity Fund has $3,406,176 and $6,065,741 of capital loss carryforwards which expire on September 30, 2009 and 2010, respectively, available to offset future net capital gains, the Small Cap Tax-Sensitive Equity Fund has $4,663,587 and $9,589,241 of capital loss carryforwards which expire on September 30, 2009 and 2010, respectively, available to offset future net capital gains, the International Core Equity Fund has $429,204 and $3,187,202 of capital loss carryforwards which expire on September 30, 2009 and 2010, respectively, available to offset future net capital gains, the International Small Cap Fund has $107,485 and $2,030,675 of capital loss carryforwards which expire on September 30, 2009 and 2010, respectively, available to offset future net capital gains.

Limitations imposed by the Code on regulated investment companies like the funds may restrict a fund's or a Portfolio's ability to enter into futures, options or currency forward transactions.

Certain options, futures or currency forward transactions undertaken by a fund or a Portfolio may cause the fund or Portfolio to recognize gains or losses from marking to market even though the fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or realized by a Portfolio and allocable to the corresponding fund. Additionally, a fund or Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund or Portfolio will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a Portfolio, Small Cap Equity Fund or Small Cap Tax-Sensitive Equity Fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios', Small Cap Equity Fund's or Small Cap Tax-Sensitive Equity Fund's investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) could under future Treasury regulations produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for its taxable year.

Each Portfolio and the funds may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets (in the case of a fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. Because the investments of the Large Cap Core Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio are such that each fund that invests in such Portfolio expects that it generally will not meet this 50% requirement, shareholders of each such fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

The International Core Equity Portfolio and International Small Cap Portfolio may meet the 50% threshold referred to in the previous paragraph and International Core Equity Fund and International Small Cap Fund may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Portfolio and allocated to them even though not actually received by the Portfolios, and (ii) treat such respective pro rata portions as foreign taxes paid by the Portfolios. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If International Core Equity Fund or International Small Cap Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by International Core Equity Portfolio or International Small Cap Portfolio and allocated to the corresponding funds, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Portfolio and allocated to the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Core Equity Fund or International Small Cap Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Portfolio and allocated to the fund and (ii) the portion of Portfolio dividends allocated to the fund which represents income from each foreign country.

If a Portfolio acquires stock (including, under future regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios, Small Cap Equity Fund or Small Cap Tax-Sensitive Equity Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income) or long-term capital gain (if they are from the fund's net capital gain and are designated by the fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

For purposes of the dividends received reduction available to corporations, dividends received by a fund, or dividends received by a Portfolio and allocable to its corresponding fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the fund or Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend and distributed and designated by the fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other distribution of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a Feeder Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances. Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 30% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 30% on certain distributions from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

Each fund's and Portfolio's financial statements contained in the 2002 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference into this SAI. The offices of PricewaterhouseCoopers LLP are located at One International Place, Boston, Massachusetts 02110.

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

                                        Mellon Institutional Group of Tax Exempt
Prospectus                              Bond Funds
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January 28, 2003                        Standish Mellon Intermediate
Revised July 8, 2003                    Tax Exempt Bond Fund

                                        Standish Mellon Massachusetts
                                        Intermediate Tax Exempt Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

      Risk/Return Summary .................................................    3
        Tax-sensitive investing ...........................................    3
        Who may want to invest ............................................    3
        Mutual fund risks .................................................    3
        All funds .........................................................    4

      The Funds' Investments and Related Risks ............................    6

      The Investment Advisor ..............................................    8
        About Standish Mellon .............................................    8
        Fund managers .....................................................    9
        Advisory services and fees ........................................    9

      Investment and Account Information ..................................   10
        How to purchase shares ............................................   10
        How to exchange shares ............................................   11
        How to redeem shares ..............................................   11
        Transaction and account policies ..................................   12
        Valuation of shares ...............................................   12
        Dividends and distributions .......................................   12

      Fund Details ........................................................   13
        Taxes .............................................................   13
        Taxable equivalent yield tables ...................................   13
        The funds' service providers ......................................   13

      Financial Highlights ................................................   14

      For More Information ................................................   16


Group of Tax Exempt Bond Funds          2

Risk/Return Summary
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Tax-sensitive investing

Standish Mellon Asset Management Company LLC manages the funds using tax-sensitive strategies that are designed to reduce the impact of federal and state income tax on the after tax returns actually achieved by investors in the funds. Standish Mellon Intermediate Tax Exempt Bond Fund and Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund invest in investment grade, intermediate-term municipal bonds. All of the funds are managed to minimize the realization and distribution to shareholders of taxable income and capital gains.

Standish Mellon manages more than $133 billion of assets for a broad range of clients in the U.S. and abroad.

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Who may want to invest

The Standish Mellon tax exempt bond funds may be appropriate for investors:

o    Seeking a high level of interest income exempt from federal income tax.

o    Seeking more price stability than investments in long-term municipal bonds.

o    Looking to diversify into bonds while limiting taxable income.

o Willing to ride out changes in bond market prices due to interest rate changes.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        3         Group of Tax Exempt Bond Funds

Risk/Return Summary
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                               Intermediate Tax Exempt Bond Fund          MA Intermediate Tax Exempt Bond Fund
    Investment objective    Provide a high level of interest income     Provide a high level of interest income
                            exempt from federal income tax, while       exempt from Massachusetts and federal
                            seeking preservation of shareholders'       income taxes, while seeking preservation
                            capital.                                    of shareholders' capital.
                            ------------------------------------------------------------------------------------

     Key investments and    The fund invests, under normal              The fund invests, under normal
              strategies    circumstances, at least 80% of net          circumstances, at least 80% of net
                            assets in tax exempt municipal              assets in tax exempt municipal
                            securities issued by states, territories    securities of Massachusetts issuers and
                            and possessions of the United States,       other qualifying issuers (such as Puerto
                            the District of Columbia and their          Rico, the U.S. Virgin Islands and Guam).
                            political subdivisions, agencies and        For this fund, tax exempt means that the
                            instrumentalities. For this fund, tax       securities pay interest that is excluded
                            exempt means that the securities pay        from gross income for federal income tax
                            interest that is excluded from gross        purposes and is exempt from
                            income for federal income tax purposes.     Massachusetts personal income tax.
                            ------------------------------------------------------------------------------------

          Credit quality    Exclusively investment grade with an emphasis on high grade securities at time of purchase.
                            ------------------------------------------------------------------------------------

                Maturity    Each fund will generally maintain an average effective dollar-weighted portfolio maturity of 3 to 10 years but may invest in individual securities of any maturity.
                            ------------------------------------------------------------------------------------

     How investments are    The adviser focuses on identifying undervalued sectors and securities and minimizes
                selected    the use of interest rate forecasting. The adviser selects municipal bonds for each fund's portfolio by:

                            o  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

                            o  Actively trading among various sectors, such as insured, general obligation, revenue and housing, based on their apparent relative values. Each fund diversifies among these sectors.

                            o  Identifying individual securities with the most potential for added value, such as those involving unusual situations, new issues, the potential for credit upgrades, unique structural characteristics or innovative features.
                            ------------------------------------------------------------------------------------

      Principal risks of    Investors could lose money on their investments in a fund or the fund could perform
  investing in the funds    less well than other possible investments if any of the following occurs:

                            o  Interest rates rise, which will make municipal bond prices and the value of the fund's portfolio go down.

                            o  The issuer of a security in the fund's portfolio has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

                            o  When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                            o  When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                            o  The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

                            o  In the case of each fund, there are adverse changes in federal law or, in the case of Massachusetts Intermediate Tax Exempt Bond Fund, Massachusetts tax law.
                            ------------------------------------------------------------------------------------

  Issuer diversification    The fund is diversified and does not        The fund is not diversified, which means
          and geographic    concentrate in any one geographic           that it can invest a higher percentage
           concentration    region.                                     of its assets in any one issuer. Also,
                                                                        the fund concentrates its investments in
                                                                        Massachusetts issuers. Being
                                                                        non-diversified and concentrated may
                                                                        magnify the fund's losses from adverse
                                                                        events affecting a particular issuer or
                                                                        Massachusetts issuers as a group.
                            ------------------------------------------------------------------------------------

  Possibility of taxable    The fund may realize taxable gains on       The fund may realize taxable gains on
         income or gains    the sale of securities. Some of the         the sale of securities. Some of the
                            fund's distributions may be subject to      fund's distributions may be subject to
                            the federal alternative minimum tax. In     the federal alternative minimum tax.
                            addition, distributions of the fund's
                            income and gains may be subject to state
                            taxation.


Group of Tax Exempt Bond Funds          4

Total return performance

The bar charts and total return table indicate the risks of investing in the funds. The bar charts show changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of municipal bond prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

Intermediate Tax Exempt Bond Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1993                                       10.78
              1994                                       (2.68)
              1995                                       12.65
              1996                                        4.76
              1997                                        8.07
              1998                                        5.41
              1999                                       (0.86)
              2000                                        8.48
              2001                                        4.92
              2002                                        8.65

Quarterly returns:
Intermediate Tax Exempt Bond Fund
Highest: 4.62% in 1st quarter 1995
Lowest: (3.95)% in 1st quarter 1994

MA Intermediate Tax Exempt Bond Fund

   [The following table was depicted as a bar chart in the printed material.]

              Calendar Year Ended December 31,         Percent

              1993                                       10.24
              1994                                       (3.84)
              1995                                       12.64
              1996                                        4.07
              1997                                        7.39
              1998                                        5.78
              1999                                       (0.98)
              2000                                        8.29
              2001                                        4.79
              2002                                        8.21

Quarterly returns:
MA Intermediate Tax Exempt Bond Fund
Highest: 4.86% in 1st quarter 1995
Lowest: (4.20)% in 1st quarter 1994

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Average annual total returns for selected periods ended December 31, 2002

                                                                            Life of  Inception
                                               1 Year   5 Years  10 Years     Fund     Date
Intermediate Tax Exempt Bond Fund
Return Before Taxes                             8.65      5.25      5.91      6.10    11/2/92
Return After Taxes on Distributions             8.64      5.20      8.82
Return After Taxes on Distributions             6.95      5.06      5.65
and Sale of Fund Shares*
MA Intermediate Tax Exempt Bond Fund
Return Before Taxes                             8.21      5.16      5.55      5.69    11/2/92
Return After Taxes on Distributions             8.17      5.15      5.51
Return After Taxes on Distributions             6.65      4.98      5.35
and Sale of Fund Shares*
Lehman Brothers 3, 5, 7, 10 Year                9.13      5.86      6.07      6.19      N/A
Municipal Bond Index**

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local laws. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The Lehman Brothers 3, 5, 7, 10 Year Municipal Bond Index is an equal weighted composite of the Lehman Brothers 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond Indices. Each is an unmanaged, broad based index comprised of investment-grade, fixed-rate municipal bonds.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
                                          After     After      After     After
                                         1 Year    3 Years    5 Years   10 Years
Intermediate Tax Exempt Bond Fund          $67       $211       $368      $822
MA Intermediate Tax Exempt Bond Fund       $69       $218       $379      $847

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                   Intermediate         MA Tax
                                                    Tax Exempt          Exempt
Based on fiscal year ended 9/30/02                  Bond Fund          Bond Fund

Shareholder fees                                       None              None
(fees paid directly from your investment)

Annual fund operating expenses*
(expenses that are deducted from fund assets)

  Management fees                                      0.40%             0.40%

  Distribution (12b-1) fees                            None              None

  Other expenses                                       0.26%             0.28%

  Total annual fund operating expenses                 0.66%             0.68%

--------------------

*Because Standish Mellon has agreed to cap the fund's operating expenses, the fund's actual expenses were:

  Management fees                                      0.39%             0.37%
  Other expenses                                       0.26%             0.28%
  Total annual fund operating expenses                 0.65%             0.65%

The cap may be changed or eliminated.


                                        5         Group of Tax Exempt Bond Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

The funds may invest in a wide range of municipal securities.

Additional information about the funds' principal investments

Municipal bond investments Each fund may a wide range of municipal bonds and notes of any maturity. These may be:

o General obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power.

o Revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Industrial revenue bonds depend on credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).

Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment in kind and auction rate features.

Information about the funds' other investment strategies

Taxable investments When after tax yields on taxable securities are more favorable than those on municipal bonds, each fund may invest up to 20% of net assets in taxable fixed income securities. Taxable securities must be of the same quality and maturity as the funds' municipal bond investments.
--------------------------------------------------------------------------------

Credit quality Securities are investment grade or high grade if:

o They are rated one of the top four or top three, respectively, long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating or are rated in one of the top two municipal note rating categories.

o They are unrated securities that the adviser believes to be of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated the higher rating category. A fund may choose not to sell securities that are downgraded below the fund' minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of short-term debt securities. Defensive investing may increase a fund's taxable income.


Group of Tax Exempt Bond Funds          6

--------------------------------------------------------------------------------
Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o  As substitute for purchasing or selling securities.

o To shorten or lengthen the effective portfolio maturity or duration of the tax exempt bond funds.

o  To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets. In Impact addition, of much high portfolio of the income turnover and gains generated by derivatives will be taxed as ordinary income.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

All of the funds' investments in fixed income securities are investment grade or high grade.


                                        7         Group of Tax Exempt Bond Funds

The Investment Advisor
--------------------------------------------------------------------------------

Standish Mellon offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $133 billion in assets for institutional and individual investors in the U.S. and abroad. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $562 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.


Group of Tax Exempt Bond Funds          8

Fund managers

-----------------------------------------------------------------------------------------------------------------------
Fund                                    Fund managers                Positions during past five years*
Intermediate Tax Exempt Bond Fund       Christine Todd, CFA          Senior vice president of Standish Mellon,
and MA Intermediate Tax Exempt                                       Christine has served as the director of the firm's
Bond Fund                                                            Tax Exempt Fixed Income Department since December
                                                                     2001. She also serves as a portfolio manager of
                                                                     tax exempt bond portfolios for the firm's
                                                                     institutional and individual clients.

                                        Steven W. Harvey             Vice president of Standish Mellon, Steve is a
                                                                     municipal bond portfolio manger. Prior to joining
                                                                     Standish Mellon in 2000, he was a director of
                                                                     fixed income at Appleton Partners.
-----------------------------------------------------------------------------------------------------------------------

*Includes positions with the predecessor to Standish Mellon for periods prior to August 1, 2001.

Advisory services and fees

Standish Mellon provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended September 30, 2002, each fund paid an advisory fee for these services. The adviser agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

------------------------------------------------------------------------------------------------------------------------------------
                                                      Annual Advisory Fee Rates
                                         (as a percentage of the fund's average net assets)

                                            Actual advisory fee paid       Contractual advisory fee      Current expense limitation*
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                     0.39%                         0.40%                            0.65%
------------------------------------------------------------------------------------------------------------------------------------

MA Intermediate Tax Exempt Bond Fund                  0.37%                         0.40%                            0.65%
------------------------------------------------------------------------------------------------------------------------------------

*Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4402


                                        9         Group of Tax Exempt Bond Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Minimum initial investment: $100,000

Minimum subsequent investment: $5,000

Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon and their immediate families.

All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Shares of the funds are not available for sale in every state.

--------------------------------------------------------------------------------
By check

Opening an account

o Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

Adding to an account

o Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

--------------------------------------------------------------------------------
By wire

Opening an account

o  Send the completed original account application to the distributor.

o  Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

--------------------------------------------------------------------------------
By fax

Opening an account

o  Fax the completed account application to 617-350-0042.

o  Mail the original account application to the distributor.

o  Follow the instructions for opening an account by wire.

Adding to an account

o Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

--------------------------------------------------------------------------------
Through a financial intermediary

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

--------------------------------------------------------------------------------

The distributor's address is:           Wire instructions:

Mellon Funds Distributor, L.P.          Investors Bank & Trust Company
P.O. Box 51407                          Boston, MA
Boston, Massachusetts 02205-1407        ABA#: 011 001 438
Tel: 1-800-221-4795                     Account #: 79650-4116
Fax: 617-350-0042                       Fund name:
Email: funds@standishmellon.com         Investor account #:


Group of Tax Exempt Bond Funds         10

--------------------------------------------------------------------------------
How to exchange shares

You may exchange shares of a fund for shares of any other fund advised by Standish Mellon or The Boston Company Asset Management, LLC that is part of the same family of funds, if the registration of both accounts is identical. A fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o  Provide both account numbers.

o  Signature guarantees may be required (see below).

--------------------------------------------------------------------------------
By telephone

o  If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o  Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o  State the name of the fund and number of shares or dollar amount to be sold.

o  Provide the account number.

o  Signature guarantees may be required (see below).

--------------------------------------------------------------------------------
By telephone

For check or wire

o  If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

--------------------------------------------------------------------------------
By fax

o  Fax the request to the distributor at 617-350-0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

--------------------------------------------------------------------------------
Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

--------------------------------------------------------------------------------
Good form

o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transactions limitations on your account. Also, a signature guarantee may be required with certain requests.


                                       11         Group of Tax Exempt Bond Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o  members of the STAMP program or the Exchange's Medallion Signature Program

o  a broker or securities dealer

o  a federal savings, cooperative or other type of bank

o  a savings and loan or other thrift institution

o  a credit union

o  a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents. With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The tax exempt bond funds declare dividends from net investment income daily and distribute dividends monthly and capital gains annually. Whether a fund's distributions are predominantly from capital gains or income will vary from year to year. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.


Group of Tax Exempt Bond Funds         12

Fund Details
--------------------------------------------------------------------------------

Taxes

------------------------------------------------------------------------------------------------------------------------------------
Funds                                  Transactions                                    Tax Status
Both                                   Sales or exchanges of shares.                   Usually capital gain or loss. Tax rate
                                                                                       depends on how long shares are held.

Both                                   Distributions of long-term capital gain.        Taxable as long-term capital gain.

Both                                   Distributions of short-term capital gain.       Taxable as ordinary income.

Intermediate Tax Exempt Bond Fund      Dividends designated as "exempt-interest        Exempt from federal income tax, but may be
                                       dividends."                                     subject to AMT and state and local taxes.

MA Intermediate Tax Exempt Bond Fund   Dividends designated as "exempt-interest        Exempt from federal income tax and normally
                                       dividends."                                     Mass. personal income tax, but may be subject
                                                                                       to AMT.

Both                                   Dividends that are not designated as "exempt-   Taxable as ordinary income.
                                       interest dividends."
------------------------------------------------------------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which receive the same tax treatment even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Taxable Equivalent Yield Table (Federal)
Federal Marginal Tax Rate

Taxable equivalent rate based on tax exempt yield of:

             4%      5%      6%      7%       8%       9%      10%
30.00%      5.71%   7.25%   8.70%  10.14%   11.59%   13.04%   14.49%
35.00%      6.15%   7.81%   9.38%  10.94%   12.50%   14.06%   15.53%
38.60%      6.51%   8.21%   9.85%  11.49%   13.14%   14.78%   16.42%

Taxable Equivalent Yield Table (Federal/MA combined)
Combined Federal and MA Marginal Tax Rate*

Taxable equivalent rate based on tax exempt yield of:

             4%      5%      6%       7%       8%       9%      10%
33.71%      6.03%   7.54%   9.05%   10.56%   12.07%   13.58%   15.09%
38.45%      6.50%   8.12%   9.75%   11.37%   13.00%   14.62%   16.25%
41.85%      6.88%   8.60%  10.32%   12.04%   13.76%   15.48%   17.20%

*Assuming (i) a Massachusetts tax rate of 5.3% and federal tax rates of 30%, 35%, 38.6%, respectively, and (ii) full deductibility of Massachusetts income taxes on the investor's federal income tax return.

--------------------------------------------------------------------------------

                          The funds' service providers

            Principal Underwriter                       Independent Accountants
       Mellon Funds Distributor, L.P.                 PricewaterhouseCoopers LLP

Custodian, Transfer Agent and Fund Accountant                Legal Counsel
       Investors Bank & Trust Company                      Hale and Dorr LLP


                                       13         Group of Tax Exempt Bond Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Intermediate Tax Exempt Bond Fund

                                                                         Fiscal year ended September 30,
                                                         ---------------------------------------------------------------
                                                           2002          2001          2000          1999          1998
Net asset value--beginning of period                      $22.04        $21.11        $21.11        $22.30        $21.78
                                                         -------       -------       -------       -------       -------

Income from investment operations
      Net investment income*                                0.90(1)       0.93(1)       0.95(1)       0.92(1)       0.96
      Net realized and unrealized gain (loss)               0.74          0.93          0.06         (0.99)         0.58
                                                         -------       -------       -------       -------       -------
      Total from investment operations                      1.64          1.86          1.01         (0.07)         1.54
                                                         -------       -------       -------       -------       -------

Less distributions declared to shareholders
      From net investment income                           (0.90)        (0.93)        (0.95)        (0.92)        (0.96)
      From net realized gain on investments                   --            --         (0.06)        (0.20)        (0.06)
                                                         -------       -------       -------       -------       -------
      Total distributions declared to shareholders         (0.90)        (0.93)        (1.01)        (1.12)        (1.02)
                                                         -------       -------       -------       -------       -------
      Net asset value--end of period                      $22.78        $22.04        $21.11        $21.11        $22.30
                                                         =======       =======       =======       =======       =======

Total return+                                               7.65%         9.00%         4.91%        (0.33)%        7.24%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)          $82,162       $82,358       $79,329       $81,918       $78,579
      Expenses*                                             0.65%         0.62%         0.64%         0.63%         0.65%
      Net investment income*                                4.09%         4.30%         4.54%         4.24%         4.37%
      Portfolio turnover                                      17%           43%           28%           43%           29%

-------------------------

*For the periods indicated, the adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                            $0.90(1)        N/A           N/A           N/A         $0.95
Ratios (to average net assets)
Expenses                                                    0.66%          N/A           N/A           N/A          0.69%
Net investment income                                       4.08%          N/A           N/A           N/A          4.33%

(1) Calculated based on average shares outstanding.
+   Total return would have been lower in the absence of expense waivers.


Group of Tax Exempt Bond Funds         14

Financial Highlights
--------------------------------------------------------------------------------

MA Intermediate Tax Exempt Bond Fund

                                                                         Fiscal year ended September 30,
                                                         ---------------------------------------------------------------
                                                           2002          2001          2000          1999          1998
Net asset value--beginning of period                      $21.89        $20.89        $20.85        $21.78        $21.18
                                                         -------       -------       -------       -------       -------

Income from investment operations
      Net investment income*                                0.88(1)       0.91(1)       0.92(1)       0.90(1)       0.94
      Net realized and unrealized gain (loss)               0.63          1.00          0.04         (0.93)         0.60
                                                         -------       -------       -------       -------       -------
      Total from investment operations                      1.51          1.91          0.96         (0.03)         1.54
                                                         -------       -------       -------       -------       -------

Less distributions declared to shareholders
      From net investment income                           (0.88)        (0.91)        (0.92)        (0.90)        (0.94)
                                                         -------       -------       -------       -------       -------
      Total distributions declared to shareholders         (0.88)        (0.91)        (0.92)        (0.90)        (0.94)
                                                         -------       -------       -------       -------       -------
      Net asset value--end of period                      $22.52        $21.89        $20.89        $20.85        $21.78
                                                         =======       =======       =======       =======       =======

Total return+                                               7.09%         9.32%         4.72%        (0.18)%        7.45%
Ratios (to average daily net assets)/Supplemental data
      Net assets at end of period (000 omitted)          $65,726       $64,246       $64,340       $63,005       $53,600
      Expenses*                                             0.65%         0.65%         0.65%         0.65%         0.65%
      Net investment income*                                4.01%         4.23%         4.43%         4.19%         4.40%
      Portfolio turnover                                      13%           22%           23%           22%           19%

-------------------------

*For the periods indicated, the adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share                            $0.87(1)      $0.91(1)        N/A           N/A         $0.92
Ratios (to average net assets)
Expenses                                                    0.68%         0.65%          N/A           N/A          0.77%
Net investment income                                       3.98%         4.23%          N/A           N/A          4.28%

(1) Calculated based on average shares outstanding.
+   Total return would have been lower in the absence of expense waivers.


                                       15         Group of Tax Exempt Bond Funds

For More Information
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish Mellon Tax Exempt Bond Funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. The fund's annual report contains discussion of the market conditions and investment strategies that significantly affected the performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 51407
Boston, MA 02205-1407

Telephone: 1.800.221.4795

Email:
funds@standishmellon.com

Internet:
http://www.standishmellon.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o  Free from the Commission's Internet website at http://www.sec.gov

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.standishmellon.com

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          03-227

January 28, 2003
Revised July 8, 2003


                             [STANDISH MELLON LOGO]

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                 Mellon Institutional Group of Tax Exempt Funds
                Standish Mellon Intermediate Tax Exempt Bond Fund
         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund

This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated January 28, 2003, as amended and/or supplemented from time to time, of Standish Mellon Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Fund) and Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Tax Exempt Fund) (each, a "fund" and together, the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 2002 annual reports to shareholders are incorporated by reference into this SAI.

                                                    Contents
                                             -----------------------

Investment Objectives and Policies................. 2       Determination of Net Asset Value...................30
Investment Techniques and Related Risks............ 9       Federal and Massachusetts Income Taxes.............31
Investment Restrictions............................14       The Funds and Their Shares.........................35
Calculation of Performance Data....................16       Additional Information.............................36
Management.........................................20       Experts and Financial Statements...................36
Purchase and Redemption of Shares..................29       Appendix A - Special Considerations Relating to ...37
Portfolio Transactions.............................29       Massachusetts Municipal Securities

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus. Each fund's investment adviser is Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser").

Suitability. Neither fund is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Because the fund seek to provide a high level of interest income exempt from federal and, in the case of the Massachusetts Tax Exempt Fund, Massachusetts income taxes, the funds may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish Mellon to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish Mellon to be of comparable credit quality. The funds also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish Mellon to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish Mellon uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish Mellon will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Portfolio Maturity and Duration. Under normal market conditions, the funds will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the funds" portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. A mutual fund with an average portfolio maturity longer than that of the funds will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a short-term maturity will generally have a lower yield, but will generally offer more price stability.

The effective maturity of an individual portfolio security in which the funds invest is defined as the period remaining until the earliest date when a fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a tax exempt fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, each tax exempt fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, each tax exempt fund's dollar-weighted average portfolio maturity will not exceed ten years, the funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The funds may each use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

Intermediate Tax Exempt Bond Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from "Standish Intermediate Tax Exempt Bond Fund" to "Standish Mellon Intermediate Tax Exempt Bond Fund." Under normal market conditions, substantially all and at least 80% of the Intermediate Tax Exempt Fund's net assets are invested in a diversified portfolio of municipal securities which are obligations issued by or on behalf of states, territories and possessions (including Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

Under normal market conditions, the fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments). The fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal and Massachusetts Income Taxes" in this SAI.

Massachusetts Intermediate Tax Exempt Bond Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from "Standish Massachusetts Intermediate Tax Exempt Bond Fund" to "Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund." Under normal market conditions, substantially all and at least 80% of the Massachusetts Tax Exempt Fund's net assets are invested in a non-diversified portfolio of municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes and is exempt from Massachusetts personal income tax ("Massachusetts Municipal Securities"). Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

Under normal market conditions, the Fund may invest up to 20% of its net assets in taxable, fixed income securities and municipal securities that are not Massachusetts Municipal Securities (i.e., when there is a yield disparity between other instruments and Massachusetts Municipal Securities on an after-tax basis which is favorable for taxable investments). These other investments will generally be of comparable credit quality and maturity to the Massachusetts Municipal Securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; municipal securities other than Massachusetts Municipal Securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be subject to federal and/or Massachusetts tax. See "Federal and Massachusetts Income Taxes" in this SAI.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Funds

The funds invest primarily in municipal securities and are subject to risks associated with investments in such securities. These risks, which also apply to fixed income securities generally, include interest rate risk, default risk, and call and extension risk. The Massachusetts Tax Exempt Fund is also subject to the specific risks associated with investments in Massachusetts Municipal Securities. See Appendix A.

Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a tax exempt fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a tax exempt fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a tax exempt fund will suffer from the inability to invest in higher yield securities.

Specific Risks Associated with the Funds' Investments

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Municipal Securities. Each fund may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.

Because the funds invest in investment grade municipal securities, the income earned on shares of the funds will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the funds' quality standards are designed to minimize the credit risk of investing in the funds, that risk cannot be entirely eliminated.

Municipal Notes. Each fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are, of course, a number of other types of notes in which the funds may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds. Each fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities. There is a variety of hybrid and special types of municipal securities as well as numerous differences in the types of security for municipal securities both within and between the two principal classifications above. The funds may purchase other types of municipal securities as long as the investment complies with the policies set forth in the funds' prospectus and SAI.

Variable Rate Demand Instruments. Each fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the funds to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the funds for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the funds may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The adviser may determine that an unrated variable rate demand instrument meets the funds' quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the funds. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the funds.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a tax exempt fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Illiquid Municipal Securities. Each fund limits its investments in securities which are not readily marketable to less than 15% of its net assets. Although an entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the funds, municipal securities may nonetheless be readily marketable. The adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The adviser believes that the quality standards applicable to the funds' investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

"When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. Each fund may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the funds enter into such commitments, but interest will not accrue to the funds until delivery of and payment for the securities. Although the funds will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the funds may sell the securities before the settlement date if deemed advisable by the adviser.

Unless the funds have entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the funds' commitment will be segregated with the funds' custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the funds' commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a tax exempt fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The funds may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the funds.

Repurchase Agreements. Each fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Stand-By Commitments. To facilitate liquidity, the funds may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the funds, but may, however, reduce the yields available on securities subject to stand-by commitments.

Third Party Put. Each fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the funds at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a fund's maturity.

Portfolio Turnover and Short-Term Trading. It is not the policy of either fund to purchase or sell securities for trading purposes. The funds place no restrictions on portfolio turnover. Notwithstanding the foregoing, each fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the funds' prospectus for each fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's net assets unless the fund is in a temporary defensive position.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks; repurchase agreements; and prime commercial paper of U.S. companies.

The funds' investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. The funds' investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the funds invest. To the extent that income dividends distributed by the funds include income from taxable sources, a portion of a shareholder's dividend income will be taxable.

Investments in commercial paper by Intermediate Tax Exempt Fund and Massachusetts Tax Exempt Fund will be rated Prime-1 by Moody's or A-1 by Standard & Poor's or Duff 1+ by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities,, fixed income indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the funds' portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the funds' tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds (whether or not it holds the above securities in its portfolio), and on securities indices, and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund 's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The funds may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the funds' records as segregated) in the amount prescribed. In that case, the funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the applicable fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Portfolio Diversification and Concentration. The Massachusetts Tax Exempt Fund is non-diversified which generally means that, with respect to 50% of the fund's total assets, it may invest more than 5% of its total assets in the securities of a single issuer. Each of the other funds is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. Because of the relatively small number of issuers of Massachusetts Municipal Securities, the Massachusetts Tax Exempt Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal securities, such as the Intermediate Tax Exempt Fund. Therefore, the Massachusetts Tax Exempt Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Massachusetts issuers. The Massachusetts Tax Exempt Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Massachusetts Municipal Securities for the fund to achieve its objective of providing income exempt from Massachusetts taxes.

Although they are authorized to do so, the funds do not expect to concentrate (invest 25% or more of their total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a tax exempt fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

Each fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Intermediate Tax Exempt Fund. As a matter of fundamental policy, the fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within 7 days.

7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Massachusetts Tax Exempt Fund. As a matter of fundamental policy, the fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

7. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer (in determining the issuer of a tax-exempt security, identification of the issuer will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security).

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

As a matter of non-fundamental policy, each fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except as permitted by the 1940 Act.

As a matter of non-fundamental policy, the funds may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the funds may own so long as, as to 75% of the total assets of the Intermediate Tax Exempt Bond Fund and as to 50% of the total assets of the Massachusetts Tax Exempt Fund, they do not invest more than 5% of their total assets in the securities of the issuer. Consequently, the funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

Although they are allowed to do so as a matter of fundamental policy, the funds do not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of their total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the funds do not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the funds may invest more than 25% of their assets in a broader sector of the market for municipal securities.

Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the funds is less than 10% of the value of the total assets of the funds. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

None of the funds have any current intention to borrow money for other than temporary of emergency purposes.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

Each fund may, from time to time, advertise certain total return information and the funds may also advertise certain yield and tax equivalent yield information. A fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

     Average annual return : T = (ERV/P)^(1/N) - 1

     Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) - 1

     Average annual return after taxes on distributions and redemptions:
     T2 = (ATVDr/P)^(1/N) - 1

Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return.

     T1 = average annual total return (after taxes on distributions).

     T2 = average annual total return (after taxes on distributions and redemptions).

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

     ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long- term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

The yield of the funds is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[(A - B + 1)6 - 1]
                                      -----
                                      CD

Where: A = dividends and interest earned during the period; B = net expenses accrued for the period; C = average daily number of shares outstanding during the period that were entitled to receive dividends; D = the maximum offering price (net asset value) per share on the last day of the period.

Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax exempt yield at a given tax rate based on a specified 30-day (or one month) period, assuming semi-annual compounding of income. The taxable equivalent yield for the funds is based upon each fund's current tax-exempt yield and an investor's marginal tax rate. The formula is:

         Portfolio's Tax-Free Yield =   Taxable Equivalent Yield
         100% - Marginal Tax Rate

The funds' average annual total return for the one-year, five-year and since inception periods ended September 30, 2002, and the funds' average annualized yield and tax-equivalent yield for the 30-day period ended September 30, 2002 were as follows:

                                                 Average Annual Total Return*

                                                                                                        Tax-
                                                                              Since                  Equivalent
              Fund                     1-Year       5-Year     10-Year      Inception     Yield         Yield
              ----                     ------       ------     -------      ---------     -----      ----------
Intermediate Tax Exempt Fund            8.65%        5.25%       5.91%        6.10%       2.90%        4.72%(1)
     Return before taxes
     Return after taxes on              8.64%        5.20%       5.82%         n/a
     distributions
     Return after taxes on              6.95%        5.06%       5.65%         n/a
     distributions and redemptions
Massachusetts Tax Exempt Fund           8.21%        5.16%       5.55%        5.69%       2.88%        4.69%(1)
     Return before taxes
     Return after taxes on              8.17%        5.15%       5.51%         n/a
     distributions
     Return after taxes on              6.65%        4.98%       5.35%         n/a
     distributions and redemptions

-------------------
*The adviser voluntarily capped each fund's expenses for various periods since inception. Had the adviser not taken these actions, each fund's performance would be lower.

(1) Intermediate Tax Exempt Fund's tax-equivalent yield assumes a federal income tax rate of 38.6% and Massachusetts Tax Exempt Fund's tax-equivalent yield assumes a combined federal and Massachusetts tax rate of 41.85%.

The funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

In addition to average annual return and yield and tax equivalent yield (funds' quotations), each fund may quote quarterly and annual total return on a net (with management fees and other operating expenses deducted) and gross basis. The funds' net and gross total return (before taxes) is as follows:

Intermediate Tax Exempt Fund

        Quarter/Year             Net                  Gross
        -----------------------------------------------------
        1992                       2.79%                2.95%
        1Q93                       3.46                 3.62
        2Q93                       2.63                 2.79
        3Q93                       2.94                 3.10
        4Q93                       1.35                 1.51
        1993                      10.78                11.47
        1Q94                      -3.95                -3.79
        2Q94                       1.67                 1.83
        3Q94                       0.98                 1.15
        4Q94                      -1.29                -1.13
        1994                      -2.68                -2.02
        1Q95                       4.61                 4.77
        2Q95                       1.95                 2.12
        3Q95                       2.76                 2.95
        4Q95                       2.77                 2.94
        1995                      12.65                13.3
        1Q96                      -0.42                -0.27
        2Q96                       0.91                 1.05
        3Q96                       1.93                 2.08
        4Q96                       2.28                 2.46
        1996                       4.76                 5.41
        1Q97                      (0.01)                0.16
        2Q97                       2.97                 3.13
        3Q97                       2.82                 2.99
        4Q97                       2.09                 2.27
        1997                       8.07                 8.80
        1Q98                       0.94                 1.10
        2Q98                       1.28                 1.45

        3Q98                       2.75                 2.92
        4Q98                       0.34                 0.50
        1998                       5.41                 6.09
        1Q99                       0.68                 0.83
        2Q99                      (1.72)               (1.57)
        3Q99                       0.38                 0.53
        1999                      (0.67)               (0.23)
        1Q00                       1.83                 1.99
        2Q00                       1.21                 1.36
        3Q00                       1.98                 2.13
        4Q00                       3.17                 3.33
        2000                       8.48                 9.11
        1Q01                       2.21                 2.38
        2Q01                       0.70                 0.85
        3Q01                       2.65                 2.82
        4Q01                      (0.70)               (0.54)
        2001                       4.92                 5.59
        1Q02                       0.71                 0.87
        2Q02                       3.47                 3.63
        3Q02                       4.02                 4.19
        4Q02                       0.23                 0.40
        2002                       8.65                 9.35

Massachusetts Tax Exempt Fund

        Quarter/Year             Net                  Gross
        -----------------------------------------------------
        1992                       2.27%                2.43%
        1Q93                       2.88                 3.04
        2Q93                       2.72                 2.88
        3Q93                       2.74                 2.90
        4Q93                       1.55                 1.71
        1993                      10.24                10.95
        1Q94                      (4.20)               (4.04)
        2Q94                       1.02                 1.18
        3Q94                       0.50                 0.67
        4Q94                      (1.12)               (0.96)
        1994                      (3.84)               (3.20)
        1Q95                       4.86                 5.02
        2Q95                       2.01                 2.18
        3Q95                       2.69                 2.87
        4Q95                       2.54                 2.70
        1995                      12.64                13.38
        1Q96                      (0.63)               (0.47)
        2Q96                       0.77                 0.92
        3Q96                       1.56                 1.72
        4Q96                       2.32                 2.50
        1996                       4.07                 4.72
        1Q97                      (0.20)               (0.03)
        2Q97                       2.76                 2.92
        3Q97                       2.50                 2.67
        4Q97                       2.18                 2.36
        1997                       7.39                 8.12
        1Q98                       1.06                 1.23
        2Q98                       1.24                 1.40

        3Q98                       2.78                 2.96
        4Q98                       0.59                 0.76
        1998                       5.78                 6.49
        1Q99                       0.62                 0.79
        2Q99                      (1.76)               (1.60)
        3Q99                       0.39                 0.55
        1999                      (0.77)               (0.28)
        1Q00                       1.52                 1.69
        2Q00                       1.18                 1.33
        3Q00                       2.18                 2.33
        4Q00                       3.17                 3.32
        2000                       8.29                 8.94
        1Q01                       2.33                 2.50
        2Q01                       0.59                 0.75
        3Q01                       2.94                 3.11
        4Q01                      (1.10)               (0.94)
        2001                       4.79                 5.48
        1Q02                       0.46                 0.62
        2Q02                       3.81                 3.98
        3Q02                       3.83                 4.00
        4Q02                      (0.07)                0.10
        2002                       8.21                 8.91


These performance quotations should not be considered as representative of any fund's performance for any specified period in the future. Each fund's advisory fee was not imposed, in whole or in part, and the adviser limited other expenses of certain funds in varying amounts during various periods since each fund's inception. In the absence of such arrangements, the performance of each fund would have been lower.

Each fund's past performance and portfolio characteristics may be compared in advertising, sales literature and in reports to shareholders to the past performance and portfolio characteristics of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. Past performance may be compared on a quarterly or annual basis and over three, five and ten year and life-of-fund periods. The portfolio characteristics which may be compared include financial measures such as average price-to-earnings and price-to-book ratios of the companies comprising the portfolio and median and average weighted market capitalizations of the companies comprising the portfolio. Other portfolio characteristics which may be compared include portfolio weightings by economic sector and by geographic region. Each fund may also present in advertising, sales literature and in reports to shareholders certain statistics which provide information on the risk associated with the fund's portfolio such as the fund's annualized standard deviation, Sharpe ratio, Beta, Alpha and R-Squared and additional information about the fund's portfolio composition such as the fund's top portfolio holdings and cash composition. Each fund may compare the fund's past performance to the performance of the broader market, the performance of particular sectors and geographic regions in which the fund has invested and to the performance of categories of securities with particular characteristics such as above average price-to-earnings ratios over the same historical periods. Performance may be stated on a before-tax or after-tax basis.

The funds may each compare their respective past performance and portfolio characteristics to various indices (or particular components thereof), which are generally considered to be representative of the performance of all municipal securities such as the Lehman Muni 3-5-7-10 Index and the Lehman Intermediate Muni Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC, the fund's investment adviser.

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Name, Address and (Age)       Term of Office   Principal Occupation(s)          Number of              Other
Position with the Trust or     and Length of   During Past 5 Years            Portfolios in        Directorships
Portfolio Trust                Time Served*                                    Fund Complex      Held by Trustees
                                                                               Overseen by
                                                                                 Trustee
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                                          Disinterested Trustees
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Samuel C. Fleming (62)          Since 1986        Chairman of the Board             22            Director, Port
Trustee                                        and Chief Executive Officer,                      Financial Corp;
c/o Decision Resources, Inc.                    Decision Resources, Inc.;                      Cambridgeport Bank;
1100 Winter Street                             Trustee, Cornell University;                     and Charles Bridge
Waltham, MA  02451                              Director, CareGroup, Inc.                           Publishing

Benjamin M. Friedman (58)       Since 1986        William Joseph Maier,             22          Director, Private
Trustee                                           Professor of Political                      Export Funding Corp.;
c/o Harvard University                                   Economy,                                 Britanica.com;
Cambridge, MA  02138                                Harvard University                        Harvard Magazine; and
                                                                                                  Harvard Hillel
John H. Hewitt (68), Trustee    Since 1986         Trustee, The Peabody             22
P.O. Box 233                                           Foundation;
New London, NH  03257                          Trustee, Mertens House, Inc.

Caleb Loring III (59)           Since 1986        Trustee, Essex Street             22
Trustee                                                 Associates
c/o Essex Street Associates                      (family investment trust
400 Essex Street                                         office);
Beverly, MA  01915                               Director, Holyoke Mutual
                                                    Insurance Company;
                                                 Director, Carter Family
                                                       Corporation;
                                               Board Member, Gordon-Conwell
                                              Theological Seminary; Chairman
                                                  of the Advisory Board,
                                                        Salvation
                                                Army; Chairman, Vision New
                                                         England
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                                                 Interested Trustees
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**Richard S. Wood (48)          Since 1989     President, Director and Vice          22
President and Trustee                          Chairman of Standish Mellon
c/o Standish Mellon Asset                      Asset Management Company LLC
Management Company LLC,                         since July 2001; formerly
One Boston Place                                  President and Managing
Boston, MA  02108                               Director, Standish, Ayer &
                                                Wood, Inc.; Executive Vice
                                                 President and Director,
                                                  Standish International
                                                 Management Company, LLC
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                              Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard             Since 2003      Senior Vice President and
(37) President and Chief                         Chief Operating Officer,
Executive Officer                               Mellon Institutional Asset
c/o Standish Mellon Asset                       Management; formerly Vice
Management Company LLC,                       President and Chief Financial
One Boston Place                              Officer, Mellon Institutional
Boston, MA  02108                                   Asset Management.

Beverly E. Banfield (46)        Since 2002    Director and Chief Compliance
Vice President and Secretary                     Officer since July 2001,
c/o Standish Mellon Asset                         Standish Mellon Asset
Management Company LLC,                          Management Company LLC;
One Boston Place                                  formerly Director and
Boston, MA  02108                             Compliance Officer, Standish,
                                                    Ayer & Wood, Inc.

Steven M. Anderson (37)         Since 2002      Assistant Vice President,
Vice President and Treasurer                      Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC since
Management Company LLC,                       July 2001; formerly Assistant
One Boston Place                                Vice President and Mutual
Boston, MA  02108                              Funds Controller, Standish,
                                              Ayer & Wood, Inc. since April
                                              1, 1998; formerly Independent
                                                Consultant for Banking and
                                                    Financial Services

Denise B. Kneeland (51)         Since 1996       Vice President, Standish
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                      Company LLC since July 2001;
Management Company LLC,                        formerly Vice President and
One Boston Place                                  Manager, Mutual Funds
Boston, MA  02108                              Operations, Standish, Ayer &
                                                        Wood, Inc.

Lisa Kane (32)                  Since 2000      Assistant Vice President,
Assistant Vice President                          Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC since
Management Company LLC,                       July 2001; formerly Assistant
One Boston Place                                Vice President and Client
Boston, MA  02108                                 Service Professional,
                                               Standish, Ayer & Wood, Inc.

Cara E. Hultgren (32)           Since 2002       Supervisor, Mutual Fund
Assistant Vice President                       Operations, Standish Mellon
c/o Standish Mellon Asset                      Asset Management Company LLC
Management Company LLC,                         since July 2001; formerly
One Boston Place                                 Supervisor, Mutual Fund
Boston, MA  02108                              Operations, Standish, Ayer &
                                                        Wood, Inc.

Jonathan M. Windham (28)        Since 2002    Performance Analyst, Standish
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                      Company LLC since July 2001;
Management Company LLC,                       formerly Performance Analyst,
One Boston Place                               Standish, Ayer & Wood, Inc.
Boston, MA  02108                               since 2000; formerly Fund
                                               Pricing Specialist/Analyst,
                                               PFPC, Inc. since 1997; prior
                                                     to 1997, student

Scott Simonds (42)              Since 2002      Compliance Analyst, Boston
Assistant Vice President                        Partners; Fund Accountant,
c/o Standish Mellon Asset                         Mellon Financial Corp.
Management Company LLC,
One Boston Place
Boston, MA  02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "Interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.


The Trust has two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees"). The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held 4 meetings. The Audit Committee held 4 meetings and the Nominating Committee held no meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

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   Name of Trustee               Dollar Range of Equity                     Aggregate Dollar Range of
                                Securities in the Trust or                  Equity Securities in All
                                      Portfolio Trust                         Registered Investment
                                                                              Companies Overseen by
                                                                              Trustee in the Mellon
                                                                           Institutional Funds Family
                                                                                    of Funds
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                                  Disinterested Trustees
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  Samuel C. Fleming                 $50,001 to $100,000                      $50,001 to $100,000
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Benjamin M. Friedman                   over $100,000                             over $100,000
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   John H. Hewitt                      over $100,000                             over $100,000
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  Caleb Loring, III                 $50,001 to $100,000                      $50,001 to $100,000
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                                    Interested Trustees
------------------------------------------------------------------------------------------------------
   Richard S. Wood                     over $100,000                             over $100,000
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Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish Mellon.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's fiscal year ended December 31, 2002:

                      Aggregate Compensation from the Funds

                                                                Pension or          Total
                                                                 Retirement      Compensation
                                                                  Benefits      from Funds and
                                Intermediate   Massachusetts    Accrued as       Portfolio &
                                 Tax Exempt      Tax Exempt    Part of Funds'   Other Funds in
Name of Trustee                    Fund            Fund           Expense          Complex*
------------------------------------------------------------------------------------------------
Samuel C. Fleming                  1,478           1,375              0             $45,875
Benjamin M. Friedman               1,478           1,375              0             $45,875
John H. Hewitt                     1,478           1,375              0             $45,875
Caleb Loring, III                  1,613           1,481              0             $50,875
Richard S. Wood                      0               0                0                0

* As of the date of this Statement of Additional Information there were 22 funds in the fund complex.

Material Relationships of the Disinterested Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At December 31, 2002 the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Intermediate Tax Exempt Fund:

                                                              Percentage of
        Name and Address                                   Outstanding Shares
        -------------------                                ------------------
        Mac & Co. Cash/Reinvest                                    18%
        PO Box 534005
        Pittsburgh, PA  15253

        Charles Schwab & Co., Inc.                                 10%
        Special Custody Acct. For
        Exclusive Benefit of Customers
        101 Montgomery Street
        San Francisco, CA 94104

        Mac & Co. Reinvest                                         10%
        PO Box 534005
        Pittsburgh, PA  15253

        Bingham Dana & Gould                                        8%
        Trust Department
        150 Federal Street
        Boston, MA 02110

        The Fain Trust 2                                            7%
        505 Central Avenue
        Pawtucket, RI 02862

        Northern Trust Co. FBO                                      6%
        Columbia Energy Life Insurance VEBO
        801 S. Canal St.
        Chicago, IL  60675

        Northern Trust Co. FBO
        Columbia Energy Life Insurance Non-Union                    5%
        801 S. Canal St.
        Chicago, IL  60675


Massachusetts Tax Exempt Fund:

                                                              Percentage of
        Name and Address                                   Outstanding Shares
        -------------------                                ------------------
        Mac & Co. Reinvest                                         25%*
        PO Box 534005
        Pittsburgh, PA  15253

        Bingham Dana & Gould                                       17%
        Trust Department
        150 Federal Street
        Boston, MA 02110

        Mac & Co. Cash/Reinvest                                    12%
        PO Box 534005
        Pittsburgh, PA  15253

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to each fund pursuant to separate written investment advisory agreements with the Trust. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish Mellon.

The following constitute the members of the Board of Directors of Standish
Mellon: William F. Adam, Director; Edward H. Ladd, Chairman and Director; John
J. Nagorniak, Director; Ronald P. O'Hanley, Director; Patrick J. Sheppard, President, Chief Executive Officer and Director; Thomas P. Sorbo, Chief Operating Officer and Director; and Richard S. Wood, Director.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

Certain services provided by the adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the adviser provides each fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the funds for any costs incurred. Under each investment advisory agreement, the adviser is paid a fee based upon a percentage of each fund's average daily net asset value computed set forth below. This fee is paid monthly.

                                                     Contractual Advisory
          Fund                                          Fee Annual Rate
          ----                                       ---------------------
          Intermediate Tax Exempt                           0.40%
          Massachusetts Tax Exempt                          0.40%

During the last three fiscal years ended September 30, the funds paid advisory fees in the following amounts:

Fund                               2000             2001            2002
----                               ----             ----            ----
Intermediate Tax Exempt          $317,593         $336,740        322,998
Massachusetts Tax Exempt         $246,382        $265,5811        238,0662

------------------
1 For the fiscal year ended September 30, 2001, the adviser voluntarily agreed not to impose a portion of its fees for the Massachusetts Tax Exempt Fund in the amount of $3,122.

2 For the fiscal year ended September 30, 2002, the adviser voluntarily agreed not to impose a portion of its fees for the Massachusetts Tax Exempt Fund in the amount of $3,122.


The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund to 0.65% of each fund's average daily net assets. Standish Mellon may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, each fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

Unless terminated as provided below, each fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the funds, the adviser, Mellon Funds Distributor, L.P. and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the adviser, its affiliates and their employees.

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Custodian

Investors Bank & Trust Company serves as the custodian of the assets of the Trust. The offices of Investors Bank & Trust Company are located at 200 Clarendon Street, Boston, Massachusetts 02116.

                        PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds. The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

                                               Aggregate Brokerage Commissions
                                                 Paid by the Fund on Portfolio
                                         Transactions for the Years ended September 30,
                                         ----------------------------------------------
Fund                                    2000                  2001                  2002
----------------------------------------------------------------------------------------
Massachusetts Tax Exempt Fund             $0                    $0                    $0
----------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund              $0                    $0                    $0
----------------------------------------------------------------------------------------


At September 30, 2002, no fund held any securities of their regular brokers or dealers. The funds generally execute portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by the adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The funds believe that reliable market quotations for municipal securities are generally not readily available for purposes of valuing their portfolio securities. As a result, it is likely that most valuations of municipal securities made by the adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                     FEDERAL AND MASSACHUSETTS INCOME TAXES

Federal Income Taxation

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest (if any) and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

Each fund will be subject to a non-deductible 4% federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December but paid during the following January. Such distributions will be treated as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the funds and would not be required to be distributed as such to shareholders.

Limitations imposed by the Code on regulated investment companies like the funds may restrict a fund's ability to enter into futures, options and currency forward transactions.

Certain options and futures transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by a fund. Additionally, a fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a fund on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred under the tax straddle rules of the Code rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The funds will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps and interest rate caps, floors and collars are unclear in certain respects, and the funds will account for these instruments in a manner that is intended to allow them to continue to qualify as regulated investment companies.

Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are designated as "capital gain dividends"), or tax-exempt interest (if they are from a fund's net tax-exempt interest and are designated as "exempt-interest dividends"), whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

Taxable distributions by the funds include distributions attributable to income or gains from the funds' taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

Distributions by a tax exempt fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the fund will be treated as tax-exempt interest under the Code, provided that the fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their federal income tax returns. The portion of a tax exempt fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The funds will report to shareholders the amount designated as exempt-interest dividends for each year.

Interest income from certain types of tax-exempt obligations that are private activity bonds in which the funds may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a tax exempt fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the funds.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the funds. Shares of the funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

If a tax exempt fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a tax exempt fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The funds purchase tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes and, with respect to the obligations of Massachusetts issuers acquired by the Massachusetts Tax Exempt Fund, Massachusetts state income taxes. It is not economically feasible to, and the funds therefore do not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the tax exempt fund's or Massachusetts Tax Exempt Fund's distributions attributable to interest the fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

The funds may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the funds may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the funds to pay "tender fees" or other fees for the various features provided.

The Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each tax exempt fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the funds, in relation to various regulated investment company tax provisions is unclear. However the adviser intends to manage each tax exempt fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the fund. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the funds even though the borrowed funds may not be directly traceable to the purchase of shares.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

The funds may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The funds would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will, with respect to the funds, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, with respect to any fund, the allowable loss on such a redemption or other disposition of shares will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Backup withholding may be inapplicable for any year in which a fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 28% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 28% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the funds and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

Massachusetts Income Taxation of Distributions from the Massachusetts Tax Exempt Fund

To the extent that the Massachusetts Tax Exempt Fund's exempt-interest dividends are derived from interest on Massachusetts Municipal Securities and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the fund's taxable net investment income (if any), federally tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax.

For Massachusetts personal income tax purposes, long-term capital gains are generally taxed at a maximum rate of 5%, with the applicable tax rate decreasing in a prescribed manner as the tax holding period of the capital asset increases. The applicable statutory provision does not address the determination of the tax rates applicable to a mutual fund's capital gain distributions. The Massachusetts Department of Revenue (the "DOR") has issued regulations pursuant to which capital gain distributions are taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distributions attributable to gains in each separate holding period category, in which case each such portion will be taxed at the rate applicable to the appropriate holding period category. The Massachusetts Tax Exempt Fund intends to provide information regarding its distributions in accordance with applicable laws.

A portion of such a capital gain distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from net investment income (including exempt-interest dividends) and from net long-term and short-term capital gains will be subject to, and shares of the fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

The funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each fund qualifies as a regulated investment company, it will also not be required to pay any Massachusetts income tax.

                           THE FUNDS AND THEIR SHARES

Each fund is an investment series of Mellon Institutional Funds Investment Trust (formerly "Standish, Ayer & Wood Investment Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the funds. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the funds.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any fund to so invest its assets.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2002 annual reports of the funds have been audited by PricewaterhouseCoopers, LLP, independent accountants, and are incorporated by reference into the SAI. PricewaterhouseCoopers, LLP, independent accountants, will audit each fund's financial statements for the current fiscal year ending September 30, 2003. The offices of PricewaterhouseCoopers LLP are located at One International Place, Boston, Massachusetts 02110.

                                   APPENDIX A

Special Considerations Relating to Massachusetts Municipal Securities.

The Massachusetts Tax Exempt Fund is non-diversified and invests primarily in securities issued by The Commonwealth of Massachusetts (the "Commonwealth"), its political subdivisions, including cities and towns, and its public authorities. Therefore, the financial condition of the Commonwealth, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Massachusetts Tax Exempt Fund, or result in the default of existing obligations, including obligations which may be held by the fund. The following section provides only a brief summary of the complex factors affecting the financial condition of Massachusetts, and is based on information obtained from the Commonwealth, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the Commonwealth, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the Commonwealth.

Economic Factors Summary. Annual budgeted revenues increased by approximately 8.9% in fiscal 1998, by approximately 1.8% in fiscal 1999, by approximately 12.0% in fiscal 2000, decreased by approximately 9.2% in fiscal 2001, and decreased by approximately 7.4% in fiscal 2002. Annual budgeted expenditures increased by approximately 5.8% in fiscal 1998, by approximately 7% in fiscal year 1999, by approximately 10.7% in fiscal year 2000, decreased by approximately 11.4% in fiscal 2001, and increased by approximately 7.0% in fiscal year 2002. Fiscal 1998 ended with fund balances of approximately $2.192 billion, including $1.159 billion in the Stabilization Fund. Fiscal 1999 ended with fund balances of $2.112 billion, including $1.388 billion in the Stabilization Fund. Fiscal 2000 ended with a fund balance of $2.285 billion, including $1.608 billion in the Stabilization Fund. Fiscal 2001 ended with a fund balance of $3.011 billion, including over $1.7 billion in the Stabilization Fund. Fiscal 2002 ended with a fund balance of $1.388 billion, including $0.882 billion in the Stabilization Fund.

1998 Fiscal Year. On October 30, 1998, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 1998. The report indicates that fiscal 1998 tax collections totaled approximately $14.026 billion, an increase of approximately $1.16 billion or 9% over fiscal 1997. Total fiscal 1998 budgeted revenues amounted to approximately $19.8 billion. The 1998 ending fiscal balance of $2.192 billion is composed of $286.3 million reserved for continuing appropriations debt service, $1.159 billion reserved in the Stablization Fund, $367.6 million reserved for tax reductions, and $378.5 billion as undesignated surplus available for appropriation in fiscal 1999. State finance law was amended during fiscal 1998 to increase the maximum balance that may accumulate in the Stablization Fund to an amount not to exceed 7.5% of budgeted revenues and other sources. State finance law then directs that any amount in excess of the cap be transferred to the Tax Reduction Fund. For fiscal 1998, this "ceiling" was $1.484 billion, so the actual balance in the Stablization Fund of $1.160 billion was under the cap.

1999 Fiscal Year. On October 21, 1999, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 1999. The report indicates that fiscal 1999 tax collections totalled approximately $14.291 billion, an increase of approximately 266 million or less than 1% over fiscal 1998. Total fiscal 1999 budgeted revenues amounted to approximately $21.567 billion. The 1999 ending fiscal balance of $2.112 billion is composed of $330.2 million reserved for continuing appropriations debt service, $6.8 million reserved for tax reduction, $1.39 billion reserved for the Stabilization Fund and $386.9 million as undesignated surplus available for appropriation in fiscal 2000. Uses of budgeted funds exceeded sources of budgeted funds, resulting in an "operating loss" of $79.7 million. This was the result of $637.9 million in transfers of year end surplus to fund future capital projects ($229.0 million) and to defease high interest bonds ($408.9 million) that otherwise could not be defeased prior to maturity. The relatively small increase of 1.8% in budgeted revenues and other financing sources over fiscal year 1998 reflected the implementation of a number of tax cuts that reduced tax revenues in excess of $900 million.

2000 Fiscal year. On October 24, 2000, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 2000. The report indicates that fiscal 2000 tax collections totaled approximately $15.688 billion, an increase of approximately $1.396 billion or 9.7% over fiscal 1999. Total fiscal 2000 budgeted revenues amounted to approximately $26.221 billion. The 2000 ending fiscal balance of $2.285 billion is composed of $278.5 million reserved for continuing appropriations debt service, $7.2 million reserved for future tax reductions, $1.608 billion reserved for the Stabilization Fund and $391.3 million as undesignated surplus available for appropriation in fiscal 2001. In connection with the supplemental funding of the Central Artery/Tunnel Project and Statewide Road and Bridge Program, $650 million in operating surplus from fiscal 2000 and prior years were set aside to defease high interest debt which is in addition to $400 million set aside during fiscal 1999. An additional $205.6 million was transferred to capital projects to finance projects that would normally be funded with general obligation debt.

2001 Fiscal year. On October 24, 2001, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 2001. The report indicates that fiscal 2001 tax collections totaled approximately $16.0 billion, an increase of approximately $312 million or 2.0% over fiscal 2000. Total fiscal 2001 budgeted revenues amounted to approximately $23.798 billion. The 2001 ending fiscal balance of $3.011 billion is composed of over $1.7 billion reserved for the Stabilization Fund and $579 million as surplus available for appropriation in fiscal 2002. Of this amount, $422 million was used to balance the fiscal year 2002 budget, with the remainder held in Stabilization. In connection with the supplemental funding of the Central Artery/Tunnel Project and Statewide Road and Bridge Program, another $1.8 billion is reserved in capital project funds containing bond proceeds that must be used for the Central Artery/ Tunnel Project.

2002 Fiscal year. On October 25, 2002, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 2002. The report indicates that fiscal 2002 tax collections totaled approximately $13.623 billion, a decrease of approximately $2.45 billion or 15.2% over fiscal 2001. Total fiscal 2002 budgeted revenues amounted to approximately $23.049 billion. However, uses of budgeted funds exceeded sources of budgeted funds, resulting in an operating deficit of over $1.6 billion. A slow economy, decline in corporate profits and consumer confidence due to private sector disclosure scandals and the unprecedented drop of income and corporate tax receipts resulted in a decline in sources of budgeted revenues, while increased costs of medicaid, group health insurance and debt service resulted in an increase in budgeted expenditures. The 2002 ending fiscal balance of $1.388 billion is composed of over $882 million reserved for the Stabilization Fund, $311 million as surplus available for appropriation in fiscal 2003 and $195 million reserved and designated for continuing appropriations and debt service.

Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal Government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2002, approximately 59% of the Commonwealth's budgeted revenues were derived from income tax, sales & use tax, corporate tax and other taxes. In addition, the Federal Government provided approximately 18% of annual revenues through reimbursements, with the remaining 22% coming from departmental revenues and transfers from non-budgeted funds. The major components of state taxes are the income tax, which accounts for 34% of total projected tax revenues in fiscal 2002, the sales and use tax, which accounts for 13%, and the business corporate tax, which accounted for approximately 3%. Other tax and excise sources account for the remaining 9% of total fiscal 2002 tax revenues. For the first time in 50 years of recent tax history, motor fuel tax revenue surpassed corporate tax revenue.

Income Tax. During fiscal 2000, the voters in the Commonwealth approved two statewide tax initiative petitions to reduce personal income taxes beyond the fiscal year 2000 budget. A 5.85% rate was effective for tax year 2000 and a 5.8% rate was effective on January 1, 2001. The Commonwealth reduced the 2001 rate to 5.6% and the 2002 rate to 5.3%. It is expected that the 2003 rate will be reduced to 5.0% in 2003. If personal tax rates continue to be reduced in accordance with the initiative petition, it is possible that the Commonwealth's budget surplus may be significantly reduced or become negative in light of current weak economic conditions.

Limitations on Tax Revenues. In Massachusetts efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenue to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

Local Aid. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2, is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (1) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital project to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 1996, the aggregate property tax levy grew from $3.347 billion to $5.924 billion, representing an increase of approximately 77%. By contrast according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 92%.

Commonwealth Financial Support for Local Governments. During the 1980's, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 2003, approximately 21% of the Commonwealth's budget was allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance.

Fiscal 1998 expenditures for direct Local Aid were $3.949 million, an increase of approximately 10% above fiscal 1997. Fiscal 1999 expenditures for direct Local Aid were $4.25 billion, an increase of approximately 7.6% above fiscal 1998. Fiscal 2000 expenditures for direct Local Aid were $4.7 billion, an increase of approximately 10.5% above fiscal 1999. Fiscal 2001 expenditures for direct Local Aid were $4.9 billion, an increase of approximately 4.3% above fiscal 2000.

Debt Service. The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt service expenditures since fiscal 1989. Debt service payments on general obligation bonds and notes in fiscal 1992 were $898.3 million, representing a 47% decrease from fiscal 1991, which resulted from a $261.0 million one-time reduction achieved through the issuance of refunding bonds in September and October 1991. Debt service expenditures for fiscal 1998, fiscal 1999, fiscal 2000, fiscal 2001 and fiscal 2002 were $1.213 billion, $1.173 billion, $1.193 billion, $676 billion and $1.305 billion respectively. The amounts noted represent debt service payments on Commonwealth debt (including the Fiscal Recovery Bonds and the Special Obligation Bonds) but do not include debt service on notes issued to finance certain Medicaid related liabilities, which were paid in full from non-budgeted funds, other debt service contract assistance payments and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds.

In January 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law, as amended, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or repealed by the Legislature or may be superseded in the General Appropriation Act for any year.

In fiscal 2002, the Commonwealth issued approximately $2.9 billion in debt proceeds, of which approximately $1.2 billion was in the form of general obligation refunding bonds, taking advantage of low interest rates. These refundings generated approximately $47.5 million in present value debt service savings. In June 2002, the Commonwealth issued another $330.1 million of special obligation bonds, of which $194.1 million was for a refunding.

Through fiscal year 2006, the Commonwealth has significant commitments for various construction projects, the majority relating to construction funding for a major infrastructure project known as the Central Artery/Tunnel Project. The bulk of the spending remaining on the project is estimated to occur during fiscal years 2002 and 2003, with the cost of construction through fiscal 2002 at $11.655 billion and an estimated spending of $1.154 billion in fiscal 2003, $907 million in fiscal 2004, $588 million in fiscal 2005 and $221 million in fiscal 2006, with a total estimated cost of construction at $14.625 billion. Of that total, $7.049 billion is estimated to come from federal funds, $1.850 billion from the Massachusetts Turnpike Authority, $365 million from the Massachusetts Port Authority, $1.5 billion from Federal Grant Anticipation Notes (GANs) (these GANs mature between 7 to 17 years from the date of issuance and are redeemed by a pledge of future federal reimbursements), $3.711 billion from other Commonwealth debt and $150 million from Commonwealth operating funds and investment earnings. GANs are not considered general obligation debt of the Commonwealth.

Obligations of Puerto Rico. Massachusetts Municipal Securities also include obligations of the governments of Puerto Rico, the Virgin Islands and Guam to the extent that interest on these obligations is exempt from Massachusetts state personal income tax. The Massachusetts Tax Exempt Fund will not invest more than 10% of its net assets in the obligations of each of the Virgin Islands and Guam, but may invest without limitation in the obligations of Puerto Rico. Accordingly, the Massachusetts Tax Exempt Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from 1984 thorough 1989, the rate of this expansion slowed in 1990 and remains weak. The seasonally adjusted rate of unemployment for fiscal 2002 was approximately 11.7%.

In Puerto Rico's fiscal 2000-01 budgetary funds totaled $28.081 billion, including a balance of approximately $862 million from the previous year and net encumbrances. This is an 18% increase over the previous year's assigned fiscal budget. As of the year ended June 30, 2001, total budgetary appropriations equaled total expenditures.

Ratings. Standard & Poor's currently rates the Commonwealth's general obligation debt and related guaranteed bonds as "AA-." Moody's currently rates the Commonwealth's general obligation debt as "Aa2." Fitch IBCA International currently rates the Commonwealth's general obligation debt as "AA-." No assurance can be given that the rating agencies will not further adjust their ratings or their outlooks. A ratings change would probably affect the value of the Commonwealth's general obligations as well as those of other entities which rely on the Commonwealth for partial or full funding.

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds


                                        Standish Tax-Sensitive
Prospectus                              Equity Fund
                                  ----------------------------------------------
January 28, 2003
Revised July 8, 2003

                                        The Securities and Exchange Commission
                                        has not approved or disapproved these
                                        securities or determined whether this
                                        prospectus is accurate or complete. Any
                                        statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary ........................................................  3
     Tax-Sensitive Equity Fund .............................................  3

The Funds's Investment and Related Risks ...................................  5

The Investment Adviser .....................................................  7
     About Standish Mellon .................................................  7
     Fund managers .........................................................  8
     Advisory services and fees ............................................  8

Investment and Account Information .........................................  9
     How to purchase shares ................................................  9
     How to exchange shares ................................................ 10
     How to redeem shares .................................................. 10
     Redemption fee ........................................................ 11
     Transaction and account policies ...................................... 12
     Valuation of shares ................................................... 12
     Dividends and distributions ........................................... 12

Fund Details ............................................................... 13
     Taxes ................................................................. 13
     The fund's service providers .......................................... 13

Financial Highlights ....................................................... 14

For More Information ....................................................... 16

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Standish Tax-Sensitive Equity Fund      2

Risk/Return Summary
--------------------------------------------------------------------------------

                      ----------------------------------------------------------
                                    Tax-Sensitive Equity Fund
                      ----------------------------------------------------------

Investment objective  Maximize after-tax total return, consisting of long-term growth of capital.
                      ----------------------------------------------------------

 Key investments and  The fund invests, under normal circumstances, at least 80%
          strategies  of net assets in equity securities of U.S. companies that appear to be undervalued. The fund focuses on medium to large capitalization companies with above-average capital growth potential.

                      ----------------------------------------------------------

                      The adviser employs a "growth at reasonable price" investment style in managing the fund's portfolio. This means the adviser seeks to identify those companies with strong growth prospects which have stocks that are trading at prices at or below what the adviser believes are their intrinsic values. The adviser measures value according to the stock's price/earnings ratio relative to its position
      How stocks are  in the market.
            selected
                      The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. While focusing on individual stock selection, the adviser selects particular investments for the fund by:

                      o Using a quantitative proprietary model to identify companies that have strong and consistent historic earnings growth, are valued attractively by the market and have improving growth prospects.

                      o Using fundamental research and qualitative analysis to evaluate the stocks identified by the model. The adviser looks for companies with sustainable profit growth, proven management teams, attractive businesses and strong financial characteristics.

                      ----------------------------------------------------------

      Tax management  The fund uses the following strategies, to the extent strategies  consistent with its investment goals, to reduce the impact of federal and state income taxes on the fund's after-tax returns:

                      o Minimizing sales of securities that result in capital gains.

                      o If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain. Also, preferring the sale of securities producing long-term gains to those producing short-term gains.

                      o Selling securities to realize capital losses that can be offset against realized capital gains.

                      o Favoring lower dividend stocks and limiting income-producing investments.

                      ----------------------------------------------------------

  Principal risks of  Investors could lose money on their investments in the investing in the  fund or the fund could perform less well than other funds  possible investments if any of the following occurs:

                      o    The stock market goes down.

                      o The markets favor growth or value stocks over stocks which have combined characteristics.

                      o In a declining market, the value of the fund's investments in stocks with low dividend yields goes down more than the value of high yield stocks.

                      o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stocks prove to be incorrect.

                      The fund may lose money or underperform when medium and large capitalization stocks are out of favor with the market.
                      ----------------------------------------------------------


                                       3      Standish Tax-Sensitive Equity Fund

--------------------------------------------------------------------------------

        Total return  The bar chart and total return table indicate the risks of performance  investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.
                      ----------------------------------------------------------




Tax-Sensitive Equity Fund

    [The following was represented as a bar chart in the printed material.]

                                   Calendar Year Ended December 31
                        ------------------------------------------------------
                        1996    1997    1998    1999    2000     2001     2002
                        ----    ----    ----    ----    ----     ----     ----
Percentage              30.61   37.87   15.36   1.48   (1.61)   (8.03)   (23.48)

Quarterly returns:
Tax-Sensitive Equity Fund

Highest: 24.36% in 4th quarter 1998
Lowest: (18.32)% in 3rd quarter 1998

================================================================================
Average annual total returns
for selected periods ended December 31, 2002

                                                                      Life of    Inception
Tax-Sensitive Equity Fund                        1 Year    5 Years      Fund        Date*
Return Before Taxes                              (23.48)    (4.11)      5.55     01/02/1996
Return After Taxes on Distributions*             (23.70)    (4.38)      5.20        N/A
Return After Taxes on Distributions              (14.41)    (3.33)      4.41     01/02/1996
and Sale of Shares*
S&P 500 Index (reflects no deduction
Expense example for fees, expenses or taxes)     (22.10)    (0.59)      6.87        N/A

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        After      After      After      After
                                        1 Year    3 Years    5 Years    10 Years
Tax-Sensitive Equity Fund                $126       $393      $681       $1,500

================================================================================
Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of fund.

                                                                   Tax-Sensitive
Based on fiscal year ended 09/30/02                                 Equity Fund

Shareholder fees                                                        None
(fees paid directly from your investment)
Redemption fee(1)
(as a percentage of total redemption proceeds)                             2%
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
   Management fees                                                      0.50%
   Distribution (12b-1) fees                                            None
   Other expenses                                                       0.74%
   Total annual fund operating expenses                                 1.24%
--------------------------------------------------------------------------------

(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because Standish Mellon has agreed to cap the fund's operating expenses, the fund's actual expenses were:

Management fees                                                          0.01%
Other expenses                                                           0.74%
Total annual fund operating expenses                                     0.75%

The cap may be changed or eliminated.


Standish Tax-Sensitive Equity Fund     4

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

                      Additional information about the fund's principal investments

                      Tax management strategies. The fund uses the tax management described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the fund does not attempt to
   The fund uses tax  address the tax laws of any particular state. The fund management will follow these strategies only to the extent that they strategies only when do not conflict with the fund's strategies and other they are consistent  operational needs. For example, the fund may sell and with the fund's realize short term gains on a stock if the stock appears investment goals of to have peaked or is expected to decline value, to maximizing after-tax  increase diversification or to raise cash to pay expenses total return.  or meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the fund's portfolio will regularly generate taxable income.

                      Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

                      Information about the fund's other investment strategies

                      Foreign Securities. The fund may invest in dollar denominated securities of foreign issuers. The fund may invest without limit in foreign securities traded in a U.S. market but may invest only 10% of assets in foreign securities traded outside the U.S.

                      Foreign securities involve the risks of adverse foreign government actions, political and economic instability and the lack of adequate and accurate information. Foreign securities are sometimes less liquid and harder to value Credit quality. than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

                      Credit quality. Securities are investment grade or high grade if:

                      o They are rated one of the top four or top three, respectively, long-term rating categories of a nationally recognized statistical rating organization.

                      o They have received a comparable short-term or other rating or are rated in one of the top two municipal note rating categories.

                      o They are unrated securities that the adviser believes to be of comparable quality.

                      If security receives "split" (different) ratings from multiple rating organizations, the fund will treat the security as being rated the higher rating category. The fund may choose not to sell securities that are downgraded below the fund' minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.

                      Defensive investing. The fund may depart from its All of the fund's principal investment strategies in response to adverse investments in fixed  market, economic or political conditions by taking income securities temporary defensive positions in all types of short-term are investment grade debt securities. Defensive investing may increase the or high grade.  fund's taxable income.

                      Derivative contracts. The fund may, but is not required to, use derivative contracts for any of the following purposes:

                      o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for the fund.

                      o    As a substitute for purchasing or selling securities.

                      o To shorten or lengthen the effective portfolio maturity or duration of the tax exempt bond funds.

                      o To enhance the fund's potential gain in non-hedging situations.


                                       5      Standish Tax-Sensitive Equity Fund

--------------------------------------------------------------------------------

                      A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

                      Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

                      Investment objective. The fund's investment objective may be changed by the fund's trustees without shareholder approval. However, the fund's key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.


Standish Tax-Sensitive Equity Fund     6

The Investment Adviser
--------------------------------------------------------------------------------

                      About Standish Mellon

                      Standish Mellon Asset Management Company LLC manages the fund using tax-sensitive strategies that are designed to reduce the impact of federal and state income tax on the after tax returns actually achieved by investors in the
     Standish Mellon fund. The fund is managed to minimize the realization and offers a broad array distribution to shareholders of taxable income and capital of investment  gains.
       services that
  include management  Standish Mellon was formed by the combination of Standish, of domestic and Ayer & Wood, Inc., a privately held investment advisory international equity firm established in 1933, and Mellon Financial and fixed income  Corporation, a global financial services firm. Standish portfolios.  Mellon manages more than $133 billion in assets for institutional and individual investors in the U.S. and abroad. Standish Mellon is the adviser to each fund.

                      Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $562 billion under management. Mellon provides wealth management, global investment services comprehensive array of banking services for individuals, businesses and institutions.

                      Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

                      Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by our portfolio managers.

                      Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.

--------------------------------------------------------------------------------

Who may want to invest

The Standish Tax-Sensitive Equity Fund may be appropriate for investors:

o     In the upper federal income tax brackets.

o Looking to invest over the long term and willing to ride out market swings.

o     Looking to allocate a portion of their assets to stocks.

o     Comfortable with the risks of the stock market.


                                       7      Standish Tax-Sensitive Equity Fund

Fund managers

------------------------------------------------------------------------------------------------------------------------------------
Fund                  Fund managers                    Positions during past five years*
------------------------------------------------------------------------------------------------------------------------------------
Tax-Sensitive Equity  Laurence A. Manchester, CFA      Portfolio manager at Standish Mellon and Managing Director of Portfolio
  Fund                                                 Management at Mellon, Larry manages investment products for taxable clients.

                      Susan B. Coan, CFA               Portfolio manager at Standish Mellon and Vice President of Mellon, Susan
                                                       manages portfolios for Advisory services and fees individuals and trust accounts.
------------------------------------------------------------------------------------------------------------------------------------

*Includes positions with the predecessor to Standish Mellon for periods prior to August 1, 2002.

Advisory services and fees

Standish Mellon provides the fund with portfolio management and investment research services, places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the year ended September 30, 2002, the fund paid an advisory fee for these services. The adviser agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses), and the payment by the fund was less than the fund's contractual advisory fee. This agreement is temporary and may be terminated or changed at any time.

-------------------------------------------------------------------------------------------------------------------
                                          Annual Advisory Fee Rates
                              (as a percentage of the fund's average net assets)

                             Actual advisory fee paid     Contractual advisory fee     Current expense limitation*
-------------------------------------------------------------------------------------------------------------------
Tax-Sensitive Equity Fund              0.01%                       0.50%                           0.75%
-------------------------------------------------------------------------------------------------------------------

*Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4408


Standish Tax-Sensitive Equity Fund     8

Investment and Account Information
--------------------------------------------------------------------------------

     How to purchase  Minimum initial investment: $100,000
              shares
                      Minimum subsequent investment: $5,000

                      Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon and their immediate families.

                      All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

                      Shares of the fund are not available for sale in every state.

            By check  ----------------------------------------------------------
  Opening an account  o  Send a check to the distributor payable to Mellon
                         Institutional Funds with the completed original account application.

Adding to an account  o  Send a check to the distributor payable to Mellon
                         Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

             By wire  ----------------------------------------------------------
  Opening an account  o  Send the completed original account application to the distributor.

                      o  Call the distributor to obtain an account number.

                      o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account  o  Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

              By fax  ----------------------------------------------------------
  Opening an account  o  Fax the completed account application to 617-350-0042.

                      o Mail the original account application to the distributor.

                      o  Follow the instructions for opening an account by wire.

Adding to an account  o  Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

                      o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

 Through a financial
        intermediary  ----------------------------------------------------------

   Opening or adding  o  Contact your financial intermediary. Financial
       to an account     intermediaries acting on an investor's behalf are
                         responsible for transmitting orders to the distributor or its agent by the specified deadline.

                      ----------------------------------------------------------

The distributor's address is:           Wire instructions:

Mellon Funds Distributor, L.P.          Investors Bank & Trust Company
P.O. Box 51407                          Boston, MA
Boston, Massachusetts 02205-1407        ABA#: 011 001 438
Tel: 1-800-221-4795                     Account #: 79650-4116
Fax: 617-350-0042                       Fund name: Standish Tax-Sensitive Equity
Email: funds@standishmellon.com                      Fund
                                        Investor account #:


                                       9      Standish Tax-Sensitive Equity Fund

--------------------------------------------------------------------------------

     How to exchange  You may exchange shares of the fund for shares of any shares other fund advised by Standish Mellon or The Boston Company Asset Management, LLC which is part of the same family of funds, if the registration of both accounts is identical. Shares exchanged within 90 days of purchase may be subject to a redemption fee. See page 11 for more information. The fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of the fund and increase fund costs for all shareholders, Standish Mellon may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

                      Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

             By mail  ----------------------------------------------------------
                      o Send a letter of instruction to the distributor signed by each registered account owner.

                      o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                      o  Provide both account numbers.

                      o  Signature guarantees may be required.

        By telephone  ----------------------------------------------------------
                      o If the account has telephone privileges, call the distributor.

                      o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                      o  Provide both account numbers.

                      o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares  ----------------------------------------------------------
                      All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 90 days of purchase may be subject to a redemption fee. See page 11 for more information.

             By mail  ----------------------------------------------------------
                      o Send a letter of instruction to the distributor signed by each registered account owner.

                      o State the name of the fund and number of shares or dollar amount to be sold.

                      o  Provide the account number.

                      o  Signature guarantees may be required (see below).

        By telephone  ----------------------------------------------------------
                      o  If the account has telephone privileges, call the
   For check or wire     distributor.

                      o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                      o The distributor may ask for identification and all telephone transactions may be recorded.

              By fax  ----------------------------------------------------------
                      o  Fax the request to the distributor at 617-350-0042.

                      o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                      o  Proceeds will be mailed by check payable to the
                         shareholder of record to the address, or wired to the
 Through a financial     bank as directed, on the account application.
        intermediary  ----------------------------------------------------------
                      o  Contact your financial intermediary. Financial
                         intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

                      ----------------------------------------------------------
Good form             o  Good form means that you have provided adequate
                         instructions and there are no outstanding claims against your account or transactions limitations on your account. Also, a signature guarantee may be required with certain requests.


Standish Tax-Sensitive Equity Fund     10

--------------------------------------------------------------------------------

Redemption Fee        Short-term trading and excessive exchange activity in the
                      fund may interfere with portfolio management and have an adverse effect on the fund and its shareholders. The fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

                      The redemption fee is applicable to all short-term redemptions or exchanges of shares except for redemptions or exchanges of shares by the following categories of shareholders:

                      o Omnibus accounts maintained by fund networks or "supermarkets" which have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders at the sub-account level or, to do so, would need to rely on capabilities of the fund's transfer agent, which capabilities, the fund's transfer agent does not currently possess;

                      o Accounts maintained by banks or trust companies as nominees for the underlying shareholders when the banks or trust companies have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders;

                      o All direct shareholders except direct shareholders who are employees of the adviser or its affiliates;

                      o All retirement plans, including Rule 401(k) plans, Rule 403(b) plans, all IRA and SEP-IRA accounts, all Rule 457 plans, and all profit sharing and employee benefit plans.

                                       11     Standish Tax-Sensitive Equity Fund

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution o a credit union

o a securities exchange or clearing agency A notary public cannot provide a signature guarantee.

Household delivery of fund documents. With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing, at the telephone number or address for the funds listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you individually within 30 Valuation of days after receiving shares your revocation.

The fund offers its shares at the NAV per share of the fund. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and pays dividends from net investment income semi-annually and generally distributes capital gains annually. Whether the fund's distributions are predominantly from capital gains or income will vary from year to year. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.


Standish Tax-Sensitive Equity Fund     12

Fund Details
--------------------------------------------------------------------------------

Taxes

---------------------------------------------------------------------------------------------------------------
Transactions                                  Tax Status
---------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares.                 Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long term capital gain.      Taxable as long-term capital gain.

Distributions of short term capital gain.     Taxable as ordinary income.

Dividends from net investment income.         Taxable as ordinary income.
---------------------------------------------------------------------------------------------------------------

Every January, the fund provides information to their shareholders about the fund's dividends and distributions, which receive the same tax treatment even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in the fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------

                          The fund's service providers

           Principal Underwriter                     Independent Accountants
       Mellon Funds Distributor, L.P.              PricewaterhouseCoopers LLP

Custodian, Transfer Agent and Fund Accountant            Legal Counsel
        Investors Bank & Trust Company                 Hale and Dorr LLP


                                       13     Standish Tax-Sensitive Equity Fund

Financial Highlights
--------------------------------------------------------------------------------


The financial highlights table is intended to help shareholders understand the fund's financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).

                                                                       For the fiscal year ended September 30,
                                                         --------------------------------------------------------------------
                                                           2002           2001           2000           1999           1998
                                                         --------       --------       --------       --------       --------
Net asset value--beginning of period                     $  32.29       $  41.18       $  36.99       $  32.50       $  35.24
                                                         --------       --------       --------       --------       --------
Income from investment operations
   Net investment income*                                    0.31(1)        0.30(1)        0.31(1)        0.22(1)        0.29(1)
   Net realized and unrealized gain (loss)                  (7.10)         (8.86)          4.12           4.49          (2.77)
   Total from investment operations                         (6.79)         (8.56)          4.43           4.71          (2.48)
                                                         --------       --------       --------       --------       --------
Less distributions declared to shareholders
   From net investment income                               (0.25)         (0.33)         (0.24)         (0.22)         (0.26)
                                                         --------       --------       --------       --------       --------
   Net asset value--end of period                        $  25.25       $  32.29       $  41.18       $  36.99       $  32.50
                                                         ========       ========       ========       ========       ========
Total return*                                              (21.25)%       (20.92)%        12.00%         14.46%         (7.13)%
Ratios (to average daily net assets)/Supplemental data
   Net assets at end of period (000 omitted)               13,285       $ 23,705       $ 31,682       $ 29,569       $ 31,659
                                                                                                                       13,285
   Expenses(3)                                               0.75%          0.75%          0.54%          0.50%          0.50%
   Net investment income*                                    0.95%          0.78%          0.79%          0.59%          0.78%
   Portfolio turnover                                          18%            38%            50%            50%            33%

----------
*The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

Net investment income per share   0.15(1)   0.22(1)   0.15(1)   0.09(1)  0.09(1)
Ratios (to average net assets)
Expenses                          1.24%     0.96%     0.95%     0.85%    1.05%
Net investment income             0.46%     0.57%     0.38%     0.24%    0.23%

(1)Calculated based on average shares outstanding.
(2)Commencement of operations.
(3)Computed on an annualized basis.


Standish Tax-Sensitive Equity Fund     14

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--------------------------------------------------------------------------------


                                       15     Standish Tax-Sensitive Equity Fund

                                  For More
                                  Information
                                  ----------------------------------------------

                                  For investors who want more information about the Standish Tax-Sensitive Equity Fund, the following documents are available free upon request.

Standish Mellon Asset Management
Company LLC is an investment      Annual/Semiannual Reports
counseling firm that manages
assets for institutional          Additional information about the fund's
investors and high net worth      investments is available in the fund's annual
individuals as well as mutual     and semiannual reports to shareholders. The
funds. Standish Mellon offers a   fund's annual report contains discussion of
broad array of investment         the market conditions and investment
services that includes            strategies that significantly affected the
management of domestic and        performance Information (SAI) Statement during
international equity and fixed    its of last Additional fiscal year.
income portfolios.
                                  Statement of Additional Information (SAI)

                                  The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

                                  Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

                                  Mellon Institutional Funds P.O. Box 51407
                                  Boston, MA 02205-1407

                                  Telephone: 1.800.221.4795

                                  Email:
                                  funds@standishmellon.com

                                  Internet:
                                  http://www.standishmellon.com

                                  Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call
                                  202.942.8090 for hours of operation. Investors can get text-only copies.

                                  o    For a fee, by writing the Public
                                       Reference Room of the Commission,
                                       Washington, D.C. 20549-6009

                                  o    For a fee, by sending an email or
                                       electronic request to the Public
                                       Reference Room of the Commission at
                                       publicinfo@sec.gov

                                  o    Free from the Commission's Internet
                                       website at http://www.sec.gov

                                  [LOGO] Mellon
                                         ------------------------------
                                         Mellon Institutional Funds

                                  One Boston Place
                                  Boston, MA 02108-4408
                                  800.221.4795
                                  www.standishmellon.com

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          03-151

January 28, 2003
Revised July 8, 2003

                             [STANDISH MELLON LOGO]

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                       Standish Tax-Sensitive Equity Fund

This Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated January 28, 2003, as amended and/or supplemented from time to time, of Standish Tax-Sensitive Equity Fund (the "fund"), a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 2002 annual reports to shareholders are incorporated by reference into this SAI.

                                                   Contents
                                              -------------------

Investment Objectives and Policies................. 2       Portfolio Transactions.............................36
Investment Techniques and Related Risks............11       Determination of Net Asset Value...................37
Investment Restrictions............................19       Federal Income Taxes...............................38
Calculation of Performance Data....................22       The Fund and Its Shares............................43
Management.........................................25       Additional Information.............................44
Purchase and Redemption of Shares..................35       Experts and Financial Statements...................44

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus. The fund's investment adviser is Standish Mellon Asset Management Company LLC ("Standish" or the "adviser").

Suitability. The fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

Because the fund is managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the fund's distributions, the fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Additional Investment Information. Under normal circumstances, at least 80% of the fund's net assets are invested in equity and equity-related securities of U.S. companies that appear to be undervalued. The fund may also, to a limited extent, invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch or, if unrated, will be determined by the adviser to be of comparable credit quality. Up to 5% of the fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. The fund may also invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter
(OTC) market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The fund currently intends to limit its investments in foreign securities to those that are denominated or quoted in U.S. dollars.

When practicable and prudent, the fund intends to hold appreciated portfolio securities for more than one year where appropriate in light of investment considerations, in order to reduce the realization and, therefore, the distribution to shareholders of short-term capital gains which are taxable to them as ordinary income.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Fund

The prospectus discusses the principal risks of investing in the fund. The following discussion provides additional information on the risks associated with an investment in a fund. The fund invests primarily in equity and equity-related securities and the fund is subject to the risks associated with investments in such securities. The fund is also subject to the risks associated with direct investments in foreign securities.

Investing in Foreign Securities. Although the fund intends to invest primarily in equity securities of U.S. issuers, the fund may invest (without limitation) in equity securities of issuers located in any foreign country, which securities are listed on a U.S. exchange or traded in the U.S. over-the-counter market. The Fund will not invest more than 10% of its total assets in foreign equity securities that are not so listed or traded. The fund currently intends to limit its investments in foreign securities to those that are quoted or denominated in U.S. dollars. Investors should understand that the expense ratios of the fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share. Because the fund currently intends to limit its investments in foreign securities to those that are quoted or denominated in U.S. dollars, the fund is only subject to currency risks indirectly through the foreign companies in which it invests.

Emerging Markets. The fund may also invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country. The fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the adviser and its affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investments to the extent that it invests in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and the fund is not required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the fund may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the fund to the extent that it invests in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which the fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and the fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and the fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of the fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent.

Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

Specific Risks Associated with the Fund's Investments

The following sections include descriptions of specific risks that are associated with the fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The fund purchases common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. The fund may invest in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. The fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. The fund may purchase warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. The fund may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. The fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation of income and gains that are distributed to their shareholders under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Repurchase Agreements. The fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by the fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Short Sales. The fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, the fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, the fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give the fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the Securities and Exchange Commission (the "SEC") does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities; however, the fund invests in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

The fund is authorized to invest all of its assets in the securities of a single open-end registered investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such fund, notwithstanding any other investment restriction or policy. This structure is commonly referred to as the "master-feeder" structure. If authorized by the Trustees, the fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

Portfolio Turnover and Short-Term Trading. It is not the policy of the fund to purchase or sell securities for trading purposes, and the fund generally intends to have low annual portfolio turnover rates in order to reduce the realization and distribution to shareholders of capital gains.

Notwithstanding the foregoing, the fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by the fund and thus indirectly by its shareholders. It may also result in the fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the fund's prospectus for the fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding the fund's investment objective, the fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). The fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's net assets unless the fund is in a temporary defensive position.

The money market instruments and short-term debt securities in which the fund may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

The fund's investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. At least 95% of the fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of the fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic and Derivative Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and, to the extent the fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect the fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that the fund is underweighted in cyclical stocks and overweighted in consumer stocks, the fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to enable the fund to satisfy the requirements of the Code, for qualification as a regulated investment company and by the fund's tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the fund's transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions by the fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic

Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. The fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If the fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by the fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations, including proposed amendments, provide that the fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. The CFTC has provided assurances that mutual funds may rely on the proposed amendments to the regulations prior to their adoption. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Currency Transactions. The fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

The fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, the fund may hold a Japanese security and the adviser may believe that Japanese yen will deteriorate against the Korean won. The fund would sell Japanese yen to reduce its exposure to that currency and buy Korean won. This strategy would be a hedge against a decline in the value of Japanese yen, although it would expose the fund to declines in the value of the Korean won relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the euro is linked to the British pound, the fund holds securities denominated in euros and the adviser believes that the value of the euro will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy pounds. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of the fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to the fund's limitation on investing in illiquid securities.

Eurodollar Contracts. The fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the fund's records as segregated) in the amount prescribed. In that case, the fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the applicable fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets, (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The fund will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. Investing a significant amount of a fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. The fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. The fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

As a matter of fundamental policy, the fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     i. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

     ii. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

For purposes of the fundamental investment restriction (1) regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

As a matter of non-fundamental policy, the fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except as permitted by the 1940 Act.

c.   Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

The fund has no current intention to borrow money for other than temporary or emergency purposes.

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the fund may invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

The fund may, from time to time, advertise certain total return information. The fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the fund and taxes paid upon the complete liquidation of the investment in the fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

     Average annual return : T = (ERV/P)^(1/N) - 1

     Average annual return after taxes on distributions: T1 = (ATVD/P)^(1/N) - 1

     Average annual return after taxes on distributions and redemptions:
     T2 = (ATVDr/P)^(1/N) - 1

Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return.

     T1 = average annual total return (after taxes on distributions).

     T2 = average annual total return (after taxes on distributions and redemptions).

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

     ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long- term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital. When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-

term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

The fund's average annual total return for the one-year, five-year and since inception periods ended September 30, 2002, were as follows:

                                                 Average Annual Total Return*
                                                 ----------------------------
                                                                                  Since
                Fund                   1-Year         5-Year     10-Year        Inception
                ----                   ------         ------     -------        ---------
     Return before taxes                (23.48)%      (4.11)%      n/a(1)         5.55%
     Return after taxes on              (23.70)%      (4.38)%      n/a(1)         5.20%
     distributions
     Return after taxes on              (14.41)%      (3.33)%      n/a(1)         4.41%
     distributions and redemptions

-------------------
* The adviser voluntarily capped the fund's expenses for various periods since inception. Had the adviser not taken these actions, the fund's performance would be lower.

(1) The fund commenced operations on January 2, 1996.


The fund may also quote total return giving effect to the payment of taxes. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a tax-exempt fund's yield (calculated as indicated above) by one, minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

In addition to average annual return and yield and tax equivalent yield, the fund may quote quarterly and annual total return on a net (with management fees and other operating expenses deducted) and gross basis. The fund's net and gross total return (before taxes) is as follows:

       Quarter/Year             Net                   Gross
       ------------------------------------------------------
       1Q96                     6.60%                  6.60%
       2Q96                     3.42                   3.42
       3Q96                     7.91                   7.91
       4Q96                     9.78                   9.78
       1996                    30.61                  30.61
       1Q97                     2.88                   2.88
       2Q97                    17.34                  17.34
       3Q97                    14.08                  14.21
       4Q97                     0.11                   0.23
       1997                    37.87                  38.20

       1Q98                    15.56                  15.69
       2Q98                    (1.72)                 (1.60)
       3Q98                   (18.32)                (18.22)
       4Q98                    24.36                  24.50
       1998                    15.36                  15.91
       1Q99                    (7.10)                 (6.98)
       2Q99                     9.73                   9.86
       3Q99                    (9.71)                 (9.60)
       1999                    (7.96)                 (7.62)
       1Q00                     2.78                   2.90
       2Q00                    (1.43)                 (1.32)
       3Q00                     0.27                   0.43
       4Q00                    (3.14)                 (2.96)
       2000                    (1.61)                 (1.04)
       1Q01                    (8.48)                 (8.31)
       2Q01                     4.74                   4.93
       3Q01                   (14.82)                (14.65)
       4Q01                    12.65                  12.86
       2001                    (8.03)                 (7.33)
       1Q02                    (2.35)                 (2.17)
       2Q02                   (12.99)                (12.82)
       3Q02                   (17.73)                (17.56)
       4Q02                     9.46                   9.67
       2002                   (23.48)                (22.89)


These performance quotations should not be considered as representative of the fund's performance for any specified period in the future. The fund's advisory fee was not imposed, in whole or in part, and the adviser limited other expenses of certain funds in varying amounts during various periods since the fund's inception. In the absence of such arrangements, the performance of the fund would have been lower.

The fund's past performance and portfolio characteristics may be compared in advertising, sales literature and in reports to shareholders to the past performance and portfolio characteristics of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. Past performance may be compared on a quarterly or annual basis and over three, five and ten year and life-of-fund periods. The portfolio characteristics which may be compared include financial measures such as average price-to-earnings and price-to-book ratios of the companies comprising the portfolio and median and average weighted market capitalizations of the companies comprising the portfolio. Other portfolio characteristics which may be compared include portfolio weightings by economic sector and by geographic region. The fund may also present in advertising, sales literature and in reports to shareholders certain statistics which provide information on the risk associated with the fund's portfolio such as the fund's annualized standard deviation, Sharpe ratio, Beta, Alpha and R-Squared and additional information about the fund's portfolio composition such as the fund's top portfolio holdings and cash composition. The fund may compare its past performance to the performance of the broader market, the performance of particular sectors and geographic regions in which the fund has invested and to the performance of categories of securities with particular characteristics such as above average price-to-earnings ratios over the same historical periods. Performance may be stated on a before-tax or after-tax basis.

In particular, the fund may compare its past performance and portfolio characteristics to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers

The Board of Trustees has established the investment objective and policies which govern the fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of the fund. The Board, however, remains responsible for ensuring that the fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC, the fund's investment adviser.

---------------------------------------------------------------------------------------------------------------------
Name, Address and (Age)       Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust or     and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Portfolio Trust                Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                                           Disinterested Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (62)          Since 1986        Chairman of the Board             22            Director, Port
Trustee                                        and Chief Executive Officer,                      Financial Corp;
c/o Decision Resources, Inc.                    Decision Resources, Inc.;                      Cambridgeport Bank;
1100 Winter Street                             Trustee, Cornell University;                     and Charles Bridge
Waltham, MA  02451                              Director, CareGroup, Inc.                           Publishing

Benjamin M. Friedman (58)       Since 1986        William Joseph Maier,             22          Director, Private
Trustee                                           Professor of Political                      Export Funding Corp.;
c/o Harvard University                                   Economy,                                 Britanica.com;
Cambridge, MA  02138                                Harvard University                        Harvard Magazine; and
                                                                                                  Harvard Hillel
John H. Hewitt (68), Trustee    Since 1986         Trustee, The Peabody             22
P.O. Box 233                                           Foundation;
New London, NH  03257                          Trustee, Mertens House, Inc.

Caleb Loring III (59)           Since 1986        Trustee, Essex Street             22
Trustee                                                 Associates
c/o Essex Street Associates                      (family investment trust
400 Essex Street                                         office);
Beverly, MA  01915                               Director, Holyoke Mutual
                                                    Insurance Company;
                                                 Director, Carter Family
                                                       Corporation;
                                               Board Member, Gordon-Conwell
                                              Theological Seminary; Chairman
                                                  of the Advisory Board,
                                                        Salvation
                                                Army; Chairman, Vision New
                                                         England

---------------------------------------------------------------------------------------------------------------------
                                          Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Richard S. Wood (48)          Since 1989     President, Director and Vice          22
Trustee                                        Chairman of Standish Mellon
c/o Standish Mellon Asset                      Asset Management Company LLC
Management Company LLC,                         since July 2001; formerly
One Boston Place                                  President and Managing
Boston, MA  02108                               Director, Standish, Ayer &
                                                Wood, Inc.; Executive Vice
                                                 President and Director,
                                                  Standish International
                                                 Management Company, LLC
---------------------------------------------------------------------------------------------------------------------
                           Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard             Since 2003      Senior Vice President and
(37) President and Chief                         Chief Operating Officer,
Executive Officer                               Mellon Institutional Asset
c/o Standish Mellon Asset                       Management; formerly Vice
Management Company LLC,                       President and Chief Financial
One Boston Place                              Officer, Mellon Institutional
Boston, MA  02108                                   Asset Management.

Beverly E. Banfield (46)        Since 2002    Director and Chief Compliance
Vice President and Secretary                     Officer since July 2001,
c/o Standish Mellon Asset                         Standish Mellon Asset
Management Company LLC,                          Management Company LLC;
One Boston Place                                  formerly Director and
Boston, MA  02108                             Compliance Officer, Standish,
                                                    Ayer & Wood, Inc.

Steven M. Anderson (37)         Since 2002      Assistant Vice President,
Vice President and Treasurer                      Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC since
Management Company LLC,                       July 2001; formerly Assistant
One Boston Place                                Vice President and Mutual
Boston, MA  02108                              Funds Controller, Standish,
                                              Ayer & Wood, Inc. since April
                                              1, 1998; formerly Independent
                                                Consultant for Banking and
                                                    Financial Services

Denise B. Kneeland (51)         Since 1996       Vice President, Standish
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                      Company LLC since July 2001;
Management Company LLC,                        formerly Vice President and
One Boston Place                                  Manager, Mutual Funds
Boston, MA  02108                              Operations, Standish, Ayer &
                                                        Wood, Inc.

Lisa Kane (32)                  Since 2000      Assistant Vice President,
Assistant Vice President                          Standish Mellon Asset
c/o Standish Mellon Asset                      Management Company LLC since
Management Company LLC,                       July 2001; formerly Assistant
One Boston Place                                Vice President and Client
Boston, MA  02108                                 Service Professional,
                                               Standish, Ayer & Wood, Inc.

Cara E. Hultgren (32)           Since 2002       Supervisor, Mutual Fund
Assistant Vice President                       Operations, Standish Mellon
c/o Standish Mellon Asset                      Asset Management Company LLC
Management Company LLC,                         since July 2001; formerly
One Boston Place                                 Supervisor, Mutual Fund
Boston, MA  02108                              Operations, Standish, Ayer &
                                                        Wood, Inc.

Jonathan M. Windham (28)        Since 2002    Performance Analyst, Standish
Assistant Vice President                         Mellon Asset Management
c/o Standish Mellon Asset                      Company LLC since July 2001;
Management Company LLC,                       formerly Performance Analyst,
One Boston Place                               Standish, Ayer & Wood, Inc.
Boston, MA  02108                               since 2000; formerly Fund
                                               Pricing Specialist/Analyst,
                                               PFPC, Inc. since 1997; prior
                                                     to 1997, student

Scott Simonds (42)              Since 2002      Compliance Analyst, Boston
Assistant Vice President                        Partners; Fund Accountant,
c/o Standish Mellon Asset                         Mellon Financial Corp.
Management Company LLC,
One Boston Place
Boston, MA  02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Wood is an "Interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.


The Trust has two standing committees of the Board - an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees"). The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held 4 meetings. The Audit Committee held 4 meetings and the Nominating Committee held no meetings.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002:

   Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                     the Trust or Portfolio Trust          Securities in All Registered
                                                                         Investment Companies Overseen by
                                                                          Trustee in the Standish Mellon
                                                                                  Family of Funds
----------------------------------------------------------------------------------------------------------
                                        Disinterested Trustees
----------------------------------------------------------------------------------------------------------
  Samuel C. Fleming                       $50,001 to $100,000                   $50,001 to $100,000
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                         over $100,000                         over $100,000
----------------------------------------------------------------------------------------------------------
   John H. Hewitt                            over $100,000                         over $100,000
----------------------------------------------------------------------------------------------------------
  Caleb Loring, III                       $50,001 to $100,000                   $50,001 to $100,000
----------------------------------------------------------------------------------------------------------
                                          Interested Trustees
----------------------------------------------------------------------------------------------------------
   Richard S. Wood                           over $100,000                         over $100,000
----------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund's shares) with the Trust during the fiscal year ended December 31, 2002, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of Standish Mellon.

The following table sets forth all compensation paid to the Trust's trustees as of the fund's fiscal year ended December 31, 2002:

                      Aggregate Compensation from the Fund

                                             Pension or Retirement         Total Compensation from
                                              Benefits Accrued as               Fund & Other
Name of Trustee             The Fund         Part of Fund's Expense           Funds in Complex*
--------------------------------------------------------------------------------------------------
Samuel C. Fleming             $621                     0                           $45,875
Benjamin M. Friedman          $621                     0                           $45,875
John H. Hewitt                $621                     0                           $45,875
Caleb Loring, III             $655                     0                           $50,875
Richard S. Wood                 $0                     0                                 0

* As of the date of this Statement of Additional Information there were 22 funds in the fund complex.


Material Relationships of the Disinterested Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2002, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At December 31, 2002 the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of the fund except:

                                                          Percentage of
         Name and Address                               Outstanding Shares
         ----------------                               ------------------
         Centurion Trust Co.                                     20%
         FBO/Omnibus
         Centurion Capital Management
         2425 E. Camelback Road
         Phoenix, AZ 85016

         Balsa & Co. for Hannah & David Roush                    12%
         Mutual Funds Unit
         P.O. Box 2558 Houston, TX 77252

         Mac & Co. Reinvest                                      11%
         PO Box 534005
         Pittsburgh, PA  15253

         Mac & Co. Cash                                           9%
         PO Box 534005
         Pittsburgh, PA  15253

         Mac & Co. Cash/Reinvest                                  7%
         PO Box 534005
         Pittsburgh, PA  15253

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to the fund pursuant to separate written investment advisory agreements with the Trust. Standish, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon of Standish, Ayer & Wood, Inc. Standish is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. SMAMH, which is a wholly owned subsidiary of Mellon, serves as the holding company for the ownership interests of Standish.

The following constitute the members of the Board of Directors of Standish
Mellon: William F. Adam, Director; Edward H. Ladd, Chairman and Director; John
J. Nagorniak, Director; Ronald P. O'Hanley, Director; Patrick J. Sheppard, Director; Thomas P. Sorbo, Chief Operating Officer and Director; and Richard S. Wood, President and Director.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

Certain services provided by the adviser under the investment advisory agreement are described in the Prospectus. In addition to those services, the adviser provides the fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the fund for any costs incurred. Under the investment advisory agreement, the adviser is paid a fee based upon a percentage of the fund's average daily net asset value computed set forth below. This fee is paid monthly.

                                                  Contractual Advisory
        Fund                                         Fee Annual Rate
        ----                                      --------------------
        Tax-Sensitive Equity Fund                         0.50%

During the last three fiscal years ended September 30, the fund paid advisory fees in the following amounts:

        Fund                                 2000          2001          2002
        ----                                 ----          ----          ----
        Tax-Sensitive Equity Fund          $26,4041      $85,2382       1,3953

------------------
(1) For the fiscal year ended September 30, 2000, the adviser voluntarily agreed not to impose a portion of its fees for the fund in the amount of $116,253.

(2) For the fiscal year ended September 30, 2001, the adviser voluntarily agreed not to impose a portion of its fees for the fund in the amount of $61,497.

(3) For the fiscal year ended September 30, 2002, the adviser voluntarily agreed not to impose a portion of its fees for the fund in the amount of $61,497.

The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the fund to 0.75% of the applicable fund's average daily net assets. Standish may revise or discontinue this agreement at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreement, the fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

Unless terminated as provided below, the fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund, and, in either event
(ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of their "assignment," as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the fund, the adviser, Mellon Funds Distributor, L.P. and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the adviser, its affiliates and their employees.

Distributor of the Trust

Mellon Fund Distributors, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the fund's shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the fund's shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Custodian

Investors Bank & Trust Company serves as the custodian of the assets of the Trust. The offices of Investors Bank & Trust Company are located at 200 Clarendon Street, Boston, Massachusetts 02116.

                        PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, the fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by the fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the fund.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the fund effects its securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund. The investment advisory fees paid by the fund under the advisory agreement will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for the fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

                                              Aggregate Brokerage Commissions
                                               Paid by the Fund on Portfolio
                                        Transactions for the Years ended September 30,
                                        ----------------------------------------------
                                         2000                2001                 2002
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Tax-Sensitive Equity Fund(1)           $37,356             $29,661              $24,919
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(1) The differences in brokerage commissions paid by the fund each year is attributable to changes in the net assets in the portfolio over those years.

At September 30, 2002, the fund held no securities of its regular brokers or dealers.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of the fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust.

                              FEDERAL INCOME TAXES

Federal Income Taxation

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest (if any) and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

The fund will be subject to a non-deductible 4% federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December but paid during the following January. Such distributions will be treated as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the fund had $1,162, $95,353, $1,001,921, $25,933, $108,406 and $480,077 of capital loss carryforwards which expire on September 30, 2004, 2005, 2007, 2008, 2009 and 2010, respectively, available to offset future net capital gains.

Limitations imposed by the Code on regulated investment companies like the fund may restrict a fund's ability to enter into futures, options and currency forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by the fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures , as ordinary income or loss) and timing of some capital gains and losses realized by the fund. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of the fund on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred under the tax straddle rules of the Code rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if the fund is eligible and chooses to make one or more tax elections that may be available. These transactions may therefore affect the amount, timing and character of the fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps or currency swaps, and interest rate caps, floors and collars are unclear in certain respects, and the fund will account for these instruments in a manner that is intended to allow them to continue to qualify as regulated investment companies.

If the fund acquires stock (including, under future regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to their shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the electing fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its stock holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its gross income for each taxable year.

The fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. Because the fund generally does not expect to meet this 50% requirement, investors generally will not directly take into account the foreign taxes, if any, paid by the fund, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the fund would otherwise have available to distribute.

Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are designated as "capital gain dividends"), or tax-exempt interest (if they are from the fund's net tax-exempt interest, if any, and are designated as "exempt-interest dividends"), whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

For purposes of the dividends received deduction available to corporations, dividends, if any, received by the fund from U.S. domestic corporations in respect of the stock of such corporations held by the fund, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend, and distributed and designated by the fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income would be required.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the fund. Consult your tax adviser if you think this may apply to you.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

The fund may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, the fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The fund would consider using equalization accounting for a particular year only if it determines that such use is consistent with its tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

Upon a redemption or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Backup withholding may be inapplicable for any year in which a fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 30% on certain distributions from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             THE FUND AND ITS SHARES

The fund is an investment series of Mellon Institutional Funds Investment Trust (formerly, the Standish, Ayer & Wood Investment Trust), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the fund, shareholders are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the fund.

All fund shares have equal rights with regard to voting, and shareholders of the fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the fund to so invest its assets.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

The fund's financial statements contained in the 2002 annual reports of the fund have been audited by PricewaterhouseCoopers, LLP, independent accountants, and are incorporated by reference into the SAI. PricewaterhouseCoopers, LLP, independent accountants, will audit the fund's financial statements for the current fiscal year ending September 30, 2003. The offices of PricewaterhouseCoopers LLP are located at One International Place, Boston, Massachusetts 02110.